UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
The Campbell’s Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE Campbell's COMPANY

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
WHEN
Tuesday, November 18, 2025
9:00 a.m. Eastern Time
WHERE
Live Webcast at
https://meetnow.global/CPB2025
ITEMS OF BUSINESS
1.Elect the 12 director nominees recommended by the Board for a one‑year term.
2.Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2026.
3.Vote on an advisory resolution to approve the fiscal 2025 compensation of our named executive officers, commonly referred to as a “Say on Pay” vote.
4.Vote on a shareholder proposal regarding simple majority voting, if properly presented at the 2025 Annual Meeting.
5.Vote on a shareholder proposal regarding a report on the effectiveness of the Company’s regenerative agriculture program including pesticide reduction outcomes, if properly presented at the 2025 Annual Meeting.
6.Transact any other business properly brought before the meeting.

PROXY VOTING
Your vote is extremely important. Even if you plan to attend the live webcast of the annual meeting, please vote as soon as possible using the Internet, by telephone, or by completing, signing, dating and returning your proxy card.

Using the Internet and voting at the website listed on the proxy card or the e‑proxy notice;

Using the toll‑free phone number listed on the proxy card or voting instruction form; or

Signing, dating and mailing the proxy card or voting instruction form in the enclosed postage‑paid envelope.

RECORD DATE
Shareholders of record as of the close of business on September 24, 2025 are entitled to notice of, and to vote at, the 2025 Annual Meeting of Shareholders (“2025 Annual Meeting”) of The Campbell’s Company (the “Company”).
FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS
This year’s Annual Meeting of Shareholders will be conducted virtually via live webcast. We have designed the format of the 2025 Annual Meeting so that shareholders attending virtually have the same rights and opportunities as they would have at a physical meeting. Shareholders will be able to submit questions during the meeting using online tools, providing our shareholders with the opportunity for meaningful engagement with the Company.
Access to the Audio Webcast of the Annual Meeting: The live audio webcast of the 2025 Annual Meeting will begin at 9:00 a.m. Eastern Time. Online access to the audio webcast will be open prior to the start of the 2025 Annual Meeting to allow time for you to log in and test your device’s audio system.
Attendance Instructions: Shareholders will be unable to physically attend the 2025 Annual Meeting. The 2025 Annual Meeting will be held virtually via a live webcast. To attend the virtual meeting, go to https://meetnow.global/CPB2025. In order to vote and examine the Company’s share list during the 2025 Annual Meeting, you will also need the 15‑digit control number found on your Notice of Internet Availability, your proxy card or on the instructions that accompany your proxy materials.

The Campbell’s Company | 2025 Proxy Statement	1

Submitting Questions at the Annual Meeting: An online portal is available to shareholders at https://meetnow.global/CPB2025 where you can view and download our proxy materials and our Annual Report on Form 10‑K for the year ended August 3, 2025 and vote your shares. On the day of, and during, the 2025 Annual Meeting, you can view our agenda and meeting procedures and submit questions on https://meetnow.global/CPB2025. Shareholders must have their 15‑digit control number to submit questions. Shareholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the 2025 Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted that are pertinent to the Company and the items being voted on by shareholders during the 2025 Annual Meeting, as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the 2025 Annual Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficient use of the Company’s resources, and address all shareholder questions, we will respond to no more than two questions from any single shareholder.
Technical Assistance: Online access to the webcast will be open prior to the start of the 2025 Annual Meeting to allow time for you to log in and test your computer audio system. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up‑to‑date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi‑Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the meeting in advance or during the meeting time, please call (888) 724‑2416 (toll‑free) or (781) 575‑2748 (international).
Your vote is extremely important. Even if you plan to attend the 2025 Annual Meeting live via webcast, please vote as soon as possible using the Internet, by telephone, or by completing, signing, dating and returning your proxy card or voting instruction form.
Thank you for your continued support, interest and investment in The Campbell’s Company.
By Order of the Board of Directors,
Charles A. Brawley, III
Executive Vice President, General Counsel and Corporate Secretary
October 8, 2025
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
On or about October 8, 2025, we began mailing a Notice Regarding Internet Availability of Proxy Materials (“Notice”) to our shareholders and on or about October 9, 2025, we began mailing paper copies of the proxy statement and the accompanying proxy card and other proxy materials to those shareholders who specifically requested paper copies. The proxy materials were also posted to www.envisionreports.com/cpb on this date for access by registered shareholders. Shareholders who do not own shares in their own name, but own shares through a bank or broker, may access our proxy materials, including our annual report for the fiscal year ended August 3, 2025 at www.edocumentview.com/cpb.
Websites
Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into this Proxy Statement or any of our other filings with the Securities and Exchange Commission (the “SEC”).
Forward‑Looking Statements
This Proxy Statement may contain forward‑looking statements within the meaning of the federal securities laws. Examples of forward‑looking statements include statements regarding our strategy, plans, and objectives and other statements that are not historical facts. You can identify forward‑looking statements by their use of forward‑looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “estimate,” “intend,” “plan,” “should,” “seek,” or comparable terms. Readers of this document should understand that these statements are not guarantees of performance. Forward‑looking statements provide our current expectations and beliefs concerning future events and are subject to risks, uncertainties, and factors relating to our business and operations, all of which are difficult to predict and could cause our actual results to differ materially from the expectations expressed in or implied by such forward‑looking statements. These risks, uncertainties, and factors include those described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any forward‑looking statements included in this document, which speak only as of the date of this document. We undertake no responsibility to update these statements, except as required by law.

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TABLE OF CONTENTS
WHERE TO OBTAIN FURTHER INFORMATION
Shareholders may receive a copy of our Annual Report on Form 10‑K for the fiscal year ended August 3, 2025 (“2025 Form 10‑K”), and copies of our Code of Business Conduct and Ethics, Corporate Governance Standards, and the charters of the four standing committees of the Board of Directors, without charge, by:
(1)writing to Investor Relations, The Campbell’s Company, 1 Campbell Place, Camden, NJ 08103; or
(2)emailing the Company’s Investor Relations Department at IR@campbells.com.
These documents are or will be available on our corporate website at https://investor.thecampbellscompany.com.
Shareholders may elect to receive future distributions of annual reports and proxy statements by electronic delivery and vote Campbell shares online. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to the Investor Resources portion of our website at https://investor.thecampbellscompany.com and click on “Information Request Form”.

The Campbell’s Company | 2025 Proxy Statement	3

PROXY STATEMENT SUMMARY
The Board of Directors (the “Board”) of The Campbell’s Company (the “Company,” “we,” “us,” “our” or “Campbell”) is furnishing this proxy statement and soliciting proxies in connection with the proposals to be voted on at The Campbell’s Company 2025 Annual Meeting of Shareholders (“2025 Annual Meeting”) and any postponements or adjournments thereof. This proxy statement and the accompanying Notice of 2025 Annual Meeting of Shareholders and proxy card are first being sent to shareholders on or about October 9, 2025. This summary highlights certain information contained in this proxy statement but does not contain all the information you should consider when voting your shares. Please read the entire proxy statement carefully before voting.

2025 Annual Meeting Information		Meeting Agenda

Date	November 18, 2025
Proposals
■Election of 12 Board-recommended director nominees to the Board of Directors for a one-year term
■Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2026
■“Say on Pay” advisory resolution to approve fiscal 2025 executive compensation
■A shareholder proposal regarding simple majority voting, if properly presented at the 2025 Annual Meeting
■A shareholder proposal regarding a report on the effectiveness of the Company’s regenerative agriculture program including pesticide reduction outcomes, if properly presented at the 2025 Annual Meeting
■Transact other business that may properly come before the meeting

Time	9:00 a.m. Eastern Time
Location	Live Webcast at: https://meetnow.global/CPB2025
Record Date	September 24, 2025
Admission
To attend the live webcast of the 2025 Annual Meeting, you will need to log in to https://meetnow.global/CPB2025 and use the 15-digit control number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form.

Stock Symbol	CPB
Stock Exchange	The Nasdaq Stock Market LLC (“Nasdaq”)
Corporate Website	www.thecampbellscompany.com

VOTING MATTERS AND VOTE RECOMMENDATIONS

Item	Board Recommendation	Vote Standard	Reasons for Recommendation	More Information
1. Election of 12 Board-recommended director nominees to the Board of Directors for a one-year term	FOR EACH NOMINEE	Majority of the votes cast	The Board and the Governance Committee believe the individuals recommended by the Board possess the skills, experience and qualifications to effectively monitor performance, provide oversight and support management’s execution of Campbell’s long-term strategy.	Page 14
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2026	FOR	Majority of the votes cast	The Audit Committee believes that the re-appointment of PricewaterhouseCoopers LLP is in the best interests of Campbell and our shareholders.	Page 35
3. “Say on Pay” advisory resolution to approve fiscal 2025 executive compensation	FOR	Majority of the votes cast	The Board and the Compensation and Organization Committee believe our executive compensation program incorporates a number of compensation governance best practices and aligns to performance.	Page 38
4. Shareholder Proposal - Simple Majority Vote	AGAINST	Majority of the votes cast	The Board believes that the current supermajority provisions in the Company’s governance documents are narrowly tailored to protect all shareholders and the adoption of simple majority provisions would not enhance shareholder value.	Page 79
5. Shareholder Proposal - Regenerative Agriculture Program Report	AGAINST	Majority of the votes cast	The Board believes that the Company already provides appropriate disclosures about its regenerative agriculture program.	Page 81

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How to Vote

Even if you plan to attend the live webcast of the 2025 Annual Meeting, please vote in advance of the meeting using one of the following voting methods (see page 11 for additional details). If you are voting via the Internet or by telephone, be sure to have your proxy card or voting instruction form in hand and follow the instructions. You can vote any of three ways:
	Internet Using the Internet and voting at the website listed on the proxy card or e-proxy notice.	Telephone Using the toll-free phone number listed on the proxy card/voting instruction form.	Mail Signing, dating and mailing the proxy card in the enclosed postage paid envelope.

OUR STRATEGY
Our strategy is built around four pillars that position us to achieve Top-Tier Performance for our shareholders, as reflected below.

The Campbell’s Company | 2025 Proxy Statement	5

FISCAL 2025 PERFORMANCE
In fiscal 2025, we continued to advance our key strategic initiatives and to evolve our operating model while navigating a dynamic macroeconomic environment. We completed the integration of Sovos Brands, Inc. ("Sovos Brands"), which has brought incremental growth. We also launched our new Growth Office to drive innovation and growth.
Fiscal 2025 was a 53-week year. On September 3, 2025, we announced our fiscal 2025 financial results, which included:
•Net sales of $10.253 billion, an increase of 6% versus 2024
•Organic net sales of $9.332 billion, a decrease of 1% versus 2024
•Earnings before interest and taxes (“EBIT”) of $1.124 billion, an increase of 12% versus 2024
•Adjusted EBIT of $1.487 billion, an increase of 2% versus 2024
•Earnings per share (“EPS”) of $2.01, an increase of 6% versus 2024
•Adjusted EPS of $2.97, a decrease of 4% versus 2024
•Cash flows from operations of $1.131 billion, versus $1.185 billion in 2024
•Meals & Beverages net sales and operating earnings increased 15% and 10%, respectively, versus 2024
•Snacks net sales and operating earnings decreased 4% and 14%, respectively, versus 2024
These results reflect our focus on execution in a dynamic operating environment. We are confident that our focus on day-to-day execution and the actions we are taking to strengthen our foundation will lead to sustainable, profitable growth.
We encourage you to review our Annual Report to Shareholders that will accompany this Proxy Statement for additional information on our fiscal 2025 performance and our financial results. Information on items impacting comparability is available in Appendix A, which also provides a reconciliation of organic net sales, adjusted EBIT and adjusted EPS, which are non-GAAP measures, to their most comparable GAAP measures.
FISCAL 2025 COMMUNITY & SUSTAINABILITY WINS
In fiscal 2025, we focused on strengthening and empowering vibrant communities through our employee engagement and grantmaking programs. The Campbell’s Foundation’s grantmaking enabled nonprofit organizations in Campbell communities to engage in a range of important community work focused on increasing food access, encouraging healthy living and nurturing neighborhoods. In fiscal 2025, Community Impact Grants totaling $920,000 were awarded to support our Campbell communities.
This year’s Campbell Cares Days of Service resulted in over 7,000 volunteer hours, with employees completing more than 270 in-person volunteer projects across our Campbell locations. From hosting community clean-ups and donation drives to preparing and serving meals at local food organizations, thousands of employees gave back to our communities. Our annual employee giving campaign also raised more than $1 million for nonprofit organizations through employee contributions and foundation matches, supporting over 750 organizations across our communities.
In fiscal 2025, we grew our signature program, Full Futures, which is aimed at fostering a school nutrition environment that ensures all students are well nourished and ready to thrive at school and in life. The goal of Full Futures is to create sustainable, scalable changes in school nutrition. Full Futures Camden completed its fourth year in fiscal 2025 and Full Futures Charlotte completed its third year. A third site, Full Futures Hanover, launched in 2025 with programming after receiving planning grants the previous year. Our fiscal 2025 total investment in the Full Futures program was over $1.4 million across three locations.
Our focus on sustainability remained strong in fiscal 2025. We continued to work towards our science-based emissions reduction targets, with ongoing contributions from a virtual power purchase agreement. We advanced our work on regenerative agriculture and made strides in our commitment to source eggs from cage-free hens by the end of calendar year 2025. We continued our pursuit of landfill diversion opportunities, and also maintained our commitment to transparency and disclosure, publishing a Corporate Responsibility Data Update which included climate risk information and referenced the Global Reporting Initiative, Sustainability Accounting Standards Board, and UN Global Compact reporting frameworks. The report can be accessed at www.thecampbellscompany.com/our-impact/reports-and-policies/, but is not, and will not be deemed to be a part of this proxy statement or incorporated by reference into any of our filings with the SEC. See pages 27 through 28 for more information about our sustainability activities.

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ITEM 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES
Your Board recommends a vote FOR all of the nominees listed below:

				Board Committee Composition
Name	Age	Director Since	Independent	Audit	Comp. & Org.	Finance & Corp. Dev.	Governance
Fabiola R. Arredondo	58	2017	✓	✓		✓
Howard M. Averill (Audit Committee Financial Expert)	61	2017	✓	✓ (C)		✓
Mick J. Beekhuizen	49	2025
Bennett Dorrance, Jr.	54	2022	✓	✓			✓
Maria Teresa (Tessa) Hilado (Audit Committee Financial Expert)	61	2018	✓	✓		✓ (C)
Grant H. Hill	53	2021	✓		✓		✓
Sarah Hofstetter	51	2018	✓		✓		✓
Marc B. Lautenbach	64	2014	✓		✓ (C)	✓
Mary Alice D. Malone, Jr.	42	2025	✓		✓	✓
Keith R. McLoughlin Independent Board Chair	69	2016	✓
Kurt T. Schmidt	68	2018	✓		✓		✓
Archbold D. van Beuren	68	2009	✓	✓			✓ (C)
Committee composition shown above is as of the date of this proxy statement. Current committee assignments are indicated by a (✓), and committee chairs are indicated by (C). Additional information about each nominee’s background and experience can be found beginning on page 16.

The Campbell’s Company | 2025 Proxy Statement	7

COMPOSITION OF THE CAMPBELL’S COMPANY DIRECTOR NOMINEES

Independence

Tenure of Independent Director Nominees

Age of Independent Director Nominees
We have a diverse, independent Board. Four of our 12 Director nominees are women, three of our 12 Director nominees are ethnically diverse and 11 of our 12 Director nominees are independent, including our Board Chair. All members of the Audit, Compensation and Organization, Finance and Corporate Development and Governance Committees are independent.
The Board is composed of Directors who bring a mix of fresh perspectives and deeper experience, and includes three who are descendants of our founder. Since the beginning of 2020, we have refreshed the Board with the addition of four new independent directors. The average tenure of our non‑management director nominees is approximately 7.6 years. All Directors are committed to the Company’s long‑term success and creating value for all shareholders.
Skills and Experience
As a group, our independent Director nominees possess a broad range of experience and skills including:

Business Operations/Leadership

Food/Consumer Products Industry

Marketing, Digital, Brand Management/Sales

Strategic Transactions

Finance/Capital Allocation

Financial Expertise/Accounting

Information Technology/Security

Significant/Long-Term Shareholder

Public Company Board/Corporate Governance Experience

Sustainability/Human Capital Management
See Director biographies beginning on page 16 for further detail.

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Corporate Governance Highlights

Director and Committee Independence	■11 of 12 director nominees are independent ■4 fully independent Board committees: Audit, Compensation and Organization, Finance and Corporate Development and Governance
Board Accountability	■Annual election of directors ■Simple majority voting standard in uncontested elections ■Shareholder ability to act by written consent and call special meeting
Board Leadership	■Independent Board Chair
Board Evaluation and Effectiveness	■Annual Board and Committee self‑assessments ■Annual director evaluations ■Annual independent director evaluation of the Board Chair and the CEO
Board Refreshment and Composition
■Balance of new and experienced directors, with tenure of independent director nominees averaging 7.6 years
■Added 4 new independent directors since the beginning of 2020
■Average age of independent director nominees is 59.5 years

Director Engagement
■All directors attended at least 85% of Board and Committee meetings in fiscal 2025
■Corporate Governance Standards limit director membership on other public company boards
■Shareholder ability to contact directors (as described on page 29)

Director Access
■Significant interaction with senior business leaders through regular business reviews and Board presentations
■Directors have access to senior management and other employees
■Directors have the ability to hire outside experts and consultants as they deem necessary

Clawback and Anti‑Hedging Policies
■Clawback policies that provide for mandatory recoupment of incentive compensation upon an accounting restatement and discretionary recoupment under certain circumstances outside of an accounting restatement
■Performance share award agreements allow clawback for a breach of a duty of loyalty
■Insider Trading Policy prohibits all directors, officers and employees from engaging in any hedging investments involving Campbell stock

Share Ownership
■Robust stock ownership guidelines for directors and executive officers
◦CEO required to hold shares equivalent to 6x salary
◦Other executive officers are required to hold shares equivalent to 3.5x salary
◦Directors required to hold shares equivalent to 5x the cash portion of their annual retainer within five years of first joining the Board

ITEM 2: RATIFICATION OF AUDITORS

Based on the Audit Committee’s assessment of PricewaterhouseCoopers LLP’s performance, qualifications and independence, it believes their re‑appointment for fiscal 2026 is in the best interests of Campbell and our shareholders. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey or our Restated Certificate of Incorporation or By‑Laws, but as a matter of good corporate governance, the Board is submitting this proposal to shareholders. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of Campbell and our shareholders.

The Campbell’s Company | 2025 Proxy Statement	9

ITEM 3: ADVISORY VOTE ON FISCAL 2025 EXECUTIVE COMPENSATION

We offer a total compensation package that is designed to attract, motivate and retain the caliber of talent needed to deliver successful business performance in absolute terms and relative to competition. Our compensation program is designed to link pay to Company, division and individual performance.
The objectives of our executive compensation program are to:

Align the financial interests of our named executive officers (“NEOs”) with those of our shareholders, in both the short and long term	Provide incentives for achieving and exceeding our short- and long‑term goals

Attract, motivate and retain key executives by providing total compensation that is competitive with compensation paid at other companies in the food, beverage and consumer products industries	Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization

Our Executive compensation program reflects the following best practices:

WE DO	WE DO NOT
Maintain a strong alignment between corporate performance and compensation	Have an employment agreement with our Chief Executive Officer or any other NEO
Annually review the risk profile of our compensation programs and maintain risk mitigators	Pay dividends or dividend equivalents to NEOs on unearned equity awards
Use an independent compensation consultant retained directly by the Compensation and Organization Committee	Reprice stock options without the approval of Campbell shareholders
Use “double‑trigger” change in control provisions in all change in control agreements with our NEOs	Provide tax‑gross ups in any change in control agreement
Have clawback policies for mandatory incentive compensation recoupment in the event of an accounting restatement and discretionary recoupment under certain circumstances outside of an accounting restatement and have performance share award agreements that allow for award clawback in the event of a breach of duty of loyalty	Allow any directors, officers or employees to hedge Campbell common stock
Maintain robust stock ownership guidelines for all executive officers	Allow any directors or executive officers to pledge Campbell common stock
Our pay mix places the greatest emphasis on performance‑based incentives, which are not guaranteed. Approximately 89% of our Chief Executive Officer’s fiscal 2025 target total direct compensation, and approximately 75% of the average fiscal 2025 target total direct compensation of our other NEOs, were at risk:
CEO (1)
Other NEOs
(1) Reflects the target compensation at risk for our current CEO, Mick J. Beekhuizen.
Please see the Compensation Discussion and Analysis, beginning on page 39, for a more detailed discussion of our executive compensation program.

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2025 ANNUAL MEETING INFORMATION

2025 Proxy Materials

Why am I receiving these proxy materials?
You received printed versions of these materials because you owned shares of Campbell common stock on September 24, 2025, the record date, and that entitles you to notice of, and to vote at, the 2025 Annual Meeting. This proxy statement describes the matters to be voted on at the meeting and provides information on those matters. The proxy materials (which include our annual report to shareholders for the fiscal year ended August 3, 2025) provide certain information about the Company that we must disclose to you when the Board of Directors solicits your proxy.
Why did I receive a Notice Regarding Internet Availability of Proxy Materials instead of printed proxy materials?
In accordance with SEC rules, instead of mailing a paper copy of our proxy materials to all of our shareholders, we have again decided to provide access to our proxy materials to many shareholders via the Internet. We believe this decision reduces both the amount of paper necessary to produce the materials and the costs associated with mailing the materials to all shareholders.
On or about October 8, 2025, we sent a Notice Regarding Internet Availability of Proxy Materials (“Notice”) to most of our shareholders. These shareholders have the ability to access the proxy materials on a website referred to in the Notice, or request to receive a printed set of the proxy materials by calling the toll‑free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the 2025 Annual Meeting.
How can I get a paper copy of the proxy materials?
The Notice contains instructions on how to obtain a paper copy of all proxy materials – including this proxy statement, our 2025 Annual Report to Shareholders and a proxy card. If you would like to receive paper copies of our proxy materials, please follow the instructions on the Notice and submit your request by November 7, 2025 to ensure that you receive the materials before the 2025 Annual Meeting. We encourage our shareholders to elect to receive future proxy materials electronically by e‑mail to support our sustainability efforts.
How can I get electronic access to the proxy materials?
Shareholders may elect to receive future distributions of proxy materials by electronic delivery. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to the Investor Resources portion of our website at https://investor.thecampbells
company.com and click on “Information Request Form.” Your enrollment for electronic delivery of proxy materials will remain in effect until you terminate it or for so long as the email address provided by you is valid.
Registered shareholders (your shares are registered in your own name with our transfer agent) may access the 2025 proxy materials at www.envisionreports.com/cpb. Shareholders who are the beneficial owners of shares held in street name (you hold your shares through a broker, bank or other holder of record) may access the 2025 proxy materials at: www.edocumentview.com/cpb. Our 2025 proxy materials are also available on our website at https://investor.thecampbellscompany.com.
What is “householding”?
We are sending only one Notice or one copy of our proxy materials to shareholders who share the same last name and address, unless they have notified us that they want to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs. If any shareholder residing at such address wishes to receive a separate copy of our proxy materials in the future, or, if any shareholders sharing an address are receiving multiple copies of the Notice or proxy materials and would like to request delivery of a single copy, he or she may contact the Office of the Corporate Secretary, The Campbell’s Company, 1 Campbell Place, Camden, NJ 08103.

Voting Procedures

Who may vote at the 2025 Annual Meeting?
Only shareholders of record at the close of business on September 24, 2025, the record date for the meeting, are entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournment or postponement thereof.
How do I vote?
Whether you are a shareholder of record or a beneficial owner whose shares are held in street name, you can vote any one of four ways:
•Via the Internet. You may vote by visiting the website and entering the control number found in the Notice, proxy card or voting instruction form.
•By Telephone. You may vote by calling the toll‑free number found in the Notice, proxy card or voting instruction form.
•By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card (if you are a shareholder of record) or voting instruction form (if you are a beneficial owner) and sending it back in the postage‑paid envelope provided.
•The Annual Meeting. You are encouraged to vote beforehand by Internet, telephone or mail. You also may vote during the 2025 Annual Meeting even if you have already voted in advance. If you are a shareholder of record and you plan to attend the live audio webcast of the 2025 Annual Meeting, go to https://meetnow.global/CPB2025 on the day of the meeting. You will also need the 15‑digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials to login and vote. If you are the beneficial owner of shares held for you by a broker and you would like to vote your shares electronically at the 2025 Annual Meeting, you must register in advance using the instructions below.

The Campbell’s Company | 2025 Proxy Statement	11

How do I register to attend the 2025 Annual Meeting via Live Webcast?
If you are a registered shareholder (your shares are registered in your own name with our transfer agent, Computershare), you do not need to register to attend the 2025 Annual Meeting via live webcast. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, and you want to vote or ask a question at the 2025 Annual Meeting, you must register in advance to attend the 2025 Annual Meeting via live webcast. Otherwise, you may enter the webcast as a guest. To register to attend the 2025 Annual Meeting via live webcast as a shareholder you must submit a legal proxy reflecting your Campbell holdings along with your name and email address to our transfer agent, Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 11, 2025. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:
•By Email. Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
•By Mail. Send to Computershare, The Campbell’s Company Legal Proxy, P.O. Box 43006, Providence, RI 02940‑3001.
What constitutes a quorum at the 2025 Annual Meeting?
The holders of record of a majority of the shares of the Company issued and outstanding and entitled to vote at the 2025 Annual Meeting present in person or represented by proxy will constitute a quorum, which is the minimum number of shareholders that must be present or represented by proxy at the meeting to transact business. Votes “for” and “against”, “abstentions” and “broker non‑votes” will all be counted as present to determine whether a quorum has been established. As of September 24, 2025, we had 297,703,053 shares of common stock issued, outstanding and entitled to vote at the 2025 Annual Meeting.
Once a share is counted as present at the meeting, it will be deemed present for quorum purposes for the entire meeting and for any adjournments of the meeting unless a new record date is set.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present, the affirmative vote of a majority of the votes cast is required to approve each proposal.
Can I revoke my proxy or change my vote after I vote by proxy?
Yes, you may revoke your proxy or change your vote at any time prior to the 2025 Annual Meeting by:
•voting again via the Internet or by telephone,
•completing, signing, dating and returning a new proxy card or voting instruction card with a later date, or
•notifying the Office of the Corporate Secretary in writing that you are revoking your vote and attending the 2025 Annual Meeting and voting in person.
How do abstentions, unmarked proxy cards and broker non‑votes affect the voting results?
Abstentions: Abstentions will not count as votes cast “for” or “against” a matter, and therefore will not affect the voting results.
Unmarked proxy cards: If you sign and return a proxy card or voting instruction card but do not mark how your shares are to be voted, the individuals named as proxies will vote your shares, if permitted, in accordance with the Board’s recommendations.
Broker Non‑Votes: If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not provide your broker with instructions as to how to vote such shares, your broker will only be able to vote your shares at its discretion on certain “routine” matters. Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm is the only proposal considered a routine matter to be presented at the 2025 Annual Meeting. Brokers will not be permitted to vote your shares on any of the other matters presented at the 2025 Annual Meeting without your voting instructions. If you do not provide voting instructions on these matters, including the election of the director nominees named herein, the shares will be considered “broker non‑votes” with respect to such matters. Broker non‑votes are included in the number of shares considered to be present at the meeting for purposes of determining a quorum, but will not count as votes cast “for” or “against” any director nominee or other proposal.
How do I vote my 401(k) Plan shares?
To vote your The Campbell’s Company 401(k) Retirement Plan shares, you must sign and return the proxy card or vote via the Internet or telephone as instructed in the proxy materials. If you do not provide voting instructions by November 11, 2025, the trustee will vote your shares in the same proportion as the shares of other participants for which the trustee has received proper voting instructions.
Where can I find the voting results of the 2025 Annual Meeting?
We expect to announce preliminary voting results at the 2025 Annual Meeting. We will also disclose the voting results on a Form 8‑K filed with the SEC on or before November 24, 2025.

12	www.thecampbellscompany.com

How are proxies solicited and what is the cost?
This solicitation of proxies is authorized by, and made on behalf of, our Board of Directors, and we will bear the cost.
Proxy solicitation material will be distributed to shareholders and our directors, officers and employees may communicate with shareholders to solicit their proxies.
They will not receive any additional compensation for these activities. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward proxy solicitation material to beneficial owners and seek authority for execution of proxies, and we will reimburse them for related out‑of‑pocket expenses. We have retained D.F. King & Co., Inc. to assist us with the solicitation of proxies for a fee of $15,750 plus reimbursement of expenses.

Attending the 2025 Annual Meeting

How can I attend the 2025 Annual Meeting via Live Webcast?
This year’s Annual Meeting of Shareholders will be conducted solely via live webcast, and shareholders will not be able to physically attend the meeting.
The live webcast of the 2025 Annual Meeting will begin at 9:00 a.m. Eastern Time on Tuesday, November 18, 2025.
Online access to the audio webcast will be open prior to the start of the 2025 Annual Meeting. To attend the virtual meeting, go to https://meetnow.global/CPB2025. In order to vote and examine the Company’s share list during the Annual Meeting, you will also need the 15‑digit control number found on your Notice of Internet Availability, your proxy card or on the instructions that accompany your proxy materials.

The Campbell’s Company | 2025 Proxy Statement	13

ITEM 1 — ELECTION OF DIRECTORS
Our Board has general oversight responsibility for the Company’s affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation and By‑Laws. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company’s shareholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board is deeply involved in the Company’s strategic planning process, leadership development, succession planning, and oversight of risk management.
The Company By‑Laws give the Board the authority to determine the number of directors, between 12 and 16. The Board is currently comprised of 12 directors, all of whom have been nominated by the Board for re‑election.
Directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall have qualified, or until their earlier resignation, retirement or removal. Directors are elected by a majority of the votes cast; abstentions and broker non‑votes will not be counted as votes cast on this proposal.
DIRECTOR QUALIFICATIONS AND BOARD COMPOSITION
The Governance Committee is responsible for investigating, reviewing and evaluating the qualifications of candidates for membership on the Board and for assessing the contributions and performance of directors eligible for re‑election. It is also responsible for recommending director nominees for approval by the Board and nomination for election by shareholders.
Campbell is a manufacturer and marketer of high‑quality, branded food and beverage products. A company of our size must have strong governance, as well as leaders who understand our diverse consumers and business needs. The Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience and judgment that is committed to representing the long‑term interests of our shareholders. The Governance Committee works with the Board to determine the composition of the Board as a whole and believes that the current composition of the Board reflects an appropriate mix of tenure, skill sets, experience, and qualifications that are relevant to the business and governance of the Company.
The Governance Committee believes that all directors should be persons of the highest personal and professional ethics, integrity and values who abide by exemplary standards of business and professional conduct and demonstrate commitment to representing the long‑term interests of the Company’s shareholders. Directors should bring an inquisitive and objective perspective, practical wisdom and mature judgment to the Board and be committed to devoting the time and attention necessary to fulfill their duties and responsibilities. In furtherance of these objectives, the Governance Committee considers a wide range of factors when nominating candidates for election to the Board, including:

■Skills, leadership experience and professional expertise. The Governance Committee is committed to having an experienced, qualified Board that has the collective skills, leadership experience and professional expertise gained through work experience and board service, in areas relevant to Campbell, such as:
◦Business Operations/Leadership - Is or has been the Chief Executive Officer, Chief Operating Officer or other C‑suite officer of a large public or private corporation. Directors with C‑suite leadership experience demonstrate a practical understanding of strategy, risk management, talent management and how large organizations operate.
◦Food/Consumer Products Industry - Has experience in the food or consumer products industry, or other complementary field, such as retail. Directors with experience in dealing with consumers, particularly in the areas of producing and selling products or services to consumers, provide valuable market and consumer insights, as well as contribute a broad understanding of industry trends.
◦Marketing, Digital, Brand Management/Sales - Has experience in marketing, digital marketing, data analytics, brand management, marketing strategy or sales. Directors with experience identifying, developing and marketing new products, as well as identifying new areas for existing products or implementing new technologies to drive efficiencies, can positively impact the Company’s operational results, including by helping the Company understand and anticipate new customer channels and evolving marketing practices.
◦Strategic Transactions - Has experience with complex strategic transactions, including mergers, acquisitions and divestitures, as well as the successful integration of acquired businesses. Directors who have experience leading organizations through significant strategic transactions, including acquisitions, divestitures and integration, will provide guidance and oversight as the Company implements its strategy.
◦Finance/Capital Allocation - Has experience allocating capital resources across a large, complex enterprise. Directors with experience allocating capital for large and complex enterprises is important to achieving our financial and strategic objectives, as these individuals provide valuable insights as the Company continues to reduce costs, optimize its manufacturing network and efficiently allocate capital.
◦Financial Expertise/Accounting - Has experience in and an understanding of financial reporting and accounting processes and complex financial transactions. Directors with an understanding of financial reporting and accounting processes, particularly in large, global businesses, are essential for ensuring effective oversight of the Company’s financial measures and processes.

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ELECTION OF DIRECTORS

◦Information Technology/Security - Has experience with information technology and security. Directors with expertise in information technology and security provide helpful oversight with respect to cybersecurity matters and the use of emerging technologies and modernization of the Company’s technology infrastructure to enhance the efficiency of our operations.
◦Significant/Long‑Term Shareholder - Has the perspective of an investor who is interested in the long‑term prospects of the Company. A director who is also a long‑term, significant shareholder of the Company is aligned with our shareholders by being focused on the long‑term health and vitality of the Company and establishing a solid foundation for future growth and profitability.
◦Public Company Board/Corporate Governance Experience - Has sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company. Directors with experience serving as directors of other U.S. public companies helps ensure the Board deeply understands its duties. Has experience in the corporate governance of sophisticated public or private entities. Good corporate governance accompanies and greatly aids the Company’s long‑term business success and furthers the goals of greater transparency and accountability.
◦Sustainability/Human Capital Management - Has experience in sustainability, social responsibility or human capital management issues. Environmental stewardship and successful people management are values embedded in our culture and fundamental to our business. Directors with experience and exposure in identifying the risks and opportunities in these areas can help the Company identify long-term value‑creation strategies through a responsible and sustainable business model.
■Enhancing the Board’s composition. Although the Board does not have a specific diversity policy, the Governance Committee takes into account a nominee’s ability to contribute to the diversity of skills, backgrounds, perspectives and experience of the Board. For this year’s election, the Board has nominated 12 individuals who bring valuable viewpoints to the Board. Their collective experience covers a wide range of countries, geographies and industries. The Board’s 12 director nominees range in age from 42 to 69. Four of these director nominees, or approximately 33%, are women. Three of these director nominees, or approximately 25%, are ethnically diverse.
■Ensuring a balanced mix of tenures. The Governance Committee believes it is important to maintain a mix of experienced directors with a deep understanding of our business and others who bring a fresh perspective. We have added ten new independent directors to our Board since the beginning of 2016, including four new independent directors since 2020. The average tenure of our independent director nominees is approximately 7.6 years.
■Complying with applicable independence standards and policies on conflicts. The Governance Committee considers potential competitive restrictions, other positions the director has held or holds (including other board memberships) and director independence. It believes that any nominee for election to the Board should be willing and able to devote the proper time and attention to fulfill the responsibilities of a director and have no conflicts of interest arising from other relationships or obligations.

The Board has carefully considered whether the slate of director nominees, taken as a whole, fulfills the objectives for Board composition noted above. The independent director nominees collectively have a mix of various skills and qualifications, as set forth in the skills matrix below. These collective attributes enable the Board to provide insightful leadership as it strives to advance our strategies and deliver value to shareholders.

Business Operations/Leadership

Food/Consumer Products Industry

Marketing, Digital, Brand Management/Sales

Strategic Transactions

Finance/Capital Allocation

Financial Expertise/Accounting

Information Technology/Security

Significant/Long-Term Shareholder

Public Company Board/Corporate Governance Experience

Sustainability/Human Capital Management

The Campbell’s Company | 2025 Proxy Statement	15

ELECTION OF DIRECTORS
DIRECTOR NOMINEES
The Board has nominated the 12 individuals appearing below for election by shareholders at the 2025 Annual Meeting. All director nominees listed in this proxy statement, other than Mary Alice D. Malone, Jr., were also nominated by the Board and elected by the shareholders at the 2024 Annual Meeting of Shareholders. Ms. Malone, Jr. was elected by the directors on July 17, 2025.
Each year, prior to recommending a slate of directors to the Board for nomination, the Governance Committee conducts an assessment of incumbent directors to review their conflicts as well as their commitments, qualifications and contributions to the Board. After review, the Governance Committee recommended each of the incumbent directors identified on pages 16 - 22 as a nominee for election at the 2025 Annual Meeting.
All of the nominees are independent directors, except Mr. Beekhuizen. If a nominee becomes unable or unwilling to serve, proxies will be voted for the election of such person as shall be designated by the Board to replace such nominee, or, in lieu thereof, the Board may reduce its size. All nominees have consented to serve on the Board if elected. The Board knows of no reason why any nominee would be unable or unwilling to serve. Except as otherwise specified on your proxy card, proxies will be voted for election of the nominees named on pages 16 - 22.
Biographical information and Committee memberships as of the date of this proxy statement, including the specific experience, qualifications and skills of each of the director nominees is included below.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES

Director Since: 2017 Age: 58 Independent Director Committee Memberships: •Audit •Finance and Corporate Development
FABIOLA R. ARREDONDO
Biography
Fabiola R. Arredondo has been the Managing Partner of Siempre Holdings, a private, single family investment office based in Greenwich, Connecticut, since 2001. Ms. Arredondo previously held senior operating roles at Yahoo! Inc., the British Broadcasting Corporation (BBC) and Bertelsmann SE & Co. KGaA. Ms. Arredondo received a bachelor’s degree in political science from Stanford University, and a master of business administration from Harvard Business School.

Skills and Qualifications
Ms. Arredondo brings a wealth of domestic and international operational and strategic experience as a former senior executive in the digital technology and media fields to the Campbell Board. She also has extensive public, private and non-profit board experience in a number of relevant areas, including business model transformations, investment acquisition, integration and disposition skills, and the development of e-commerce distribution networks and effective digital marketing and sales initiatives.

Other Public Company Boards Fair Isaac Corporation (FICO), 2020 – present Burberry plc, 2015 – 2025

16	www.thecampbellscompany.com

ELECTION OF DIRECTORS

Director Since: 2017 Age: 61 Independent Director Committee Memberships: •Audit (Chair) •Finance and Corporate Development
HOWARD M. AVERILL
Biography
Howard M. Averill served as Executive Vice President and Chief Financial Officer of Time Warner Inc., a global media and entertainment company, from January 2014 until June 2018. Mr. Averill previously served as Executive Vice President, Chief Financial Officer of Time Inc. from 2007 through the end of 2013. Prior to joining Time Inc., Mr. Averill spent 10 years at NBC Universal in a variety of financial roles. Earlier in his career, Mr. Averill worked in strategic planning for PepsiCo, Inc. Mr. Averill received a bachelor’s degree in economics from the University of Vermont, and a master of business administration with a concentration in finance from the Kenan-Flagler Business School at the University of North Carolina – Chapel Hill.

Skills and Qualifications
Mr. Averill has significant executive leadership experience, particularly in the areas of finance, accounting, mergers and acquisitions, and strategic planning. As a result of his executive position with a leading media and entertainment company, Mr. Averill also brings digital media expertise and knowledge of information technology and security to the Campbell Board.

Other Public Company Boards None in the past 5 years

Director Since: 2025 Age: 49 President and Chief Executive Officer
MICK J. BEEKHUIZEN
President and Chief Executive Officer of The Campbell’s Company
Biography
Mick J. Beekhuizen was named President and Chief Executive Officer and a Director of The Campbell’s Company effective February 1, 2025. Prior to this role, Mr. Beekhuizen served as Executive Vice President and President, Meals & Beverages from February 2023 to January 2025 and Executive Vice President and Chief Financial Officer from September 2019 to February 2023. Mr. Beekhuizen previously served as Executive Vice President and Chief Financial Officer at Chobani LLC from March 2016 until September 2019. He also spent 13 years with Goldman Sachs in roles including Managing Director in the merchant banking division. Mr. Beekhuizen graduated from the University of Twente in the Netherlands with a master of science degree in industrial engineering and management.

Skills and Qualifications
Mr. Beekhuizen is an accomplished leader with a record of financial, commercial and operational excellence. He brings executive leadership experience, financial acumen, and nearly a decade of food industry experience to the Campbell Board. His extensive experience provides him with valuable insights about our business and our industry.

Other Public Company Boards None in the past 5 years

The Campbell’s Company | 2025 Proxy Statement	17

ELECTION OF DIRECTORS

Director Since: 2022 Age: 54 Independent Director Committee Memberships: •Audit •Governance
BENNETT DORRANCE, JR.
Biography
Bennett Dorrance, Jr. is a managing director for the DFE Trust Company, board member of DMB Associates and president of the Dorrance Family Foundation, which supports education, natural resource conservation and programs that improve quality of life in Arizona, California and Hawaii. He is the owner/operator of Touching the Earth Farm and the Kohala Village hub, a founding partner in Memorial Reefs International and a board member for Hawai’i Institute of Pacific Agriculture – organizations that work towards a more resilient world. Bennett received a bachelor’s degree in art history from Princeton University and a master’s degree in sustainable leadership from Arizona State University.

Skills and Qualifications
Mr. Dorrance, Jr. brings expertise in entrepreneurship, with focus on sustainability, land management, and health and wellness. His master’s degree in sustainable leadership gives him a strong grounding in sustainability. In addition, as a descendent of The Campbell’s Company’s founder and a significant shareholder, Mr. Dorrance, Jr. has extensive knowledge of Campbell’s history, organization and culture.

Other Public Company Boards None in the past 5 years

Director Since: 2018 Age: 61 Independent Director Committee Memberships: •Audit •Finance and Corporate Development (Chair)
MARIA TERESA (TESSA) HILADO
Biography
Maria Teresa (Tessa) Hilado served as Executive Vice President and Chief Financial Officer of Allergan plc, a global pharmaceutical company, from December 2014 until February 2018. Prior to joining Allergan, Ms. Hilado served as Senior Vice President, Finance and Treasurer of PepsiCo, Inc. from 2009 until 2014. She previously served as Vice President and Treasurer for Schering-Plough Corp. from 2008 to 2009 and spent more than 17 years with General Motors Co. in leadership roles of increasing responsibility, including Assistant Treasurer and CFO, GMAC Commercial Finance. Ms. Hilado received a bachelor’s degree in management engineering from Ateneo de Manila University in the Philippines, and a master of business administration from the Darden School of Business at the University of Virginia.

Skills and Qualifications
Ms. Hilado has more than three decades of demonstrated financial expertise in leading roles at several large, global corporations. She has extensive experience in global finance, treasury, mergers and acquisitions and business development, as well as experience in the automotive, consumer packaged goods and health care industries.

Other Public Company Boards PPD, Inc., 2018 – 2021 Zimmer Biomet Holdings, Inc., 2018 – present H.B. Fuller Company, 2013 – 2021 Galderma, S.A., 2021 – present

18	www.thecampbellscompany.com

ELECTION OF DIRECTORS

Director Since: 2021 Age: 53 Independent Director Committee Memberships: •Compensation and Organization •Governance
GRANT H. HILL
Biography
Grant H. Hill is a co-owner and has served as Vice Chairman of the Atlanta Hawks professional basketball team since 2015. He has served as Managing Director of the USA Men’s Basketball Team since 2021. Mr. Hill is the co-founder and has served as Managing Partner of Penta Mezzanine Fund, a private investment firm that provides customized growth capital solutions to profitable, lower-middle-market companies nationwide since 2011. He is founder and Chairman of Hill Ventures, Inc. through which he engages in commercial real estate development. He has served as a director of Empire State Realty Trust, Inc. since 2020. Mr. Hill is a former college and professional basketball player, an Olympic gold medal winner and a member of the Naismith Memorial Basketball Hall of Fame. Mr. Hill earned a bachelor’s degree in history from Duke University.

Skills and Qualifications
Mr. Hill offers a diverse business perspective and brings executive leadership, consumer branding, and digital media, e-commerce and technology experience to the Campbell Board.

Other Public Company Boards Empire State Realty Trust, Inc., 2020 – present

Director Since: 2018 Age: 51 Independent Director Committee Memberships: •Compensation and Organization •Governance
SARAH HOFSTETTER
Biography
Sarah Hofstetter currently serves as Chairwoman of Profitero, Ltd., a global e-commerce SaaS analytics company that provides brand manufacturers with analytics and insights to accelerate e-commerce sales. She served as President of Profitero, Ltd. from April 2020 to May 2025. Ms. Hofstetter served as President of ComScore, Inc., a global information and analytics company that measures consumer audiences and advertising across media platforms, from October 2018 through March 2019. Ms. Hofstetter previously held several senior executive roles at 360i, a U.S. advertising arm of Dentsu, Inc., a Japanese advertising and public relations company, serving as Chairwoman from April 2018 through October 2018, Chief Executive Officer from 2013 until April 2018 and Senior Vice President, Emerging Media & Brand Strategy from 2006 to 2010. Prior to joining 360i, Ms. Hofstetter was President and Founder of Kayak Communications, a marketing agency focused on developing brand strategy and communications plans for new media brands, and she spent 10 years at Net2Phone, one of the world’s first providers of VoIP technology, in a series of senior leadership positions. Ms. Hofstetter received a bachelor’s degree in sociology and journalism from Queens College, City University of New York.

Skills and Qualifications
Ms. Hofstetter has significant marketing, brand building, e-commerce, and digital marketing expertise leading organizations that use advertising to drive growth for many types of businesses. She has worked with packaged food companies on campaigns to modernize and revitalize their brands to spark growth and successfully market to next generation consumers. Ms. Hofstetter also brings social media, e-commerce and digital marketing experience to the Campbell Board.

Other Public Company Boards Kenvue Inc., 2025 – present

The Campbell’s Company | 2025 Proxy Statement	19

ELECTION OF DIRECTORS

Director Since: 2014 Age: 64 Independent Director Committee Memberships: •Compensation and Organization (Chair) •Finance and Corporate Development
MARC B. LAUTENBACH
Biography
Marc B. Lautenbach served as President and Chief Executive Officer at Pitney Bowes Inc., a global shipping and mailing company that provides technology, logistics and financial services, from December 2012 to October 2023. Before joining Pitney Bowes, Mr. Lautenbach spent 27 years in senior leadership roles at International Business Machines Corporation (IBM), a global technology services company, most recently serving as Managing Partner, North America, IBM Global Business Services. Mr. Lautenbach received a bachelor’s degree from Denison University, where he graduated Magna Cum Laude and was inducted into Phi Beta Kappa. He received a master of business administration with a concentration in finance from the Kellogg Graduate School of Management at Northwestern University.

Skills and Qualifications
As a former chief executive officer, Mr. Lautenbach brings executive leadership experience to the Campbell Board. He possesses substantial operational experience in the technology and logistics fields, as well as marketing, sales and product development experience. Mr. Lautenbach has worked with a broad range of customers and clients and has significant international experience.

Other Public Company Boards Pitney Bowes Inc., 2012 – 2023

Director Since: 2025 Age: 42 Independent Director Committee Memberships: •Compensation and Organization •Finance and Corporate Development
MARY ALICE DORRANCE MALONE, JR.
Biography
Mary Alice Dorrance Malone, Jr. is the founder and Chief Brand Director of Malone Souliers, an international luxury footwear brand established in 2014 with global distribution. In addition, Ms. Malone, Jr. serves as Executive Chair of Duo Boots, a footwear brand focusing on inclusive sizing and premium fit, which she acquired in 2020 out of bankruptcy and successfully relaunched through operational improvements and product innovation. With nearly 20 years in the fashion industry, she is an entrepreneur experienced in global retail sales and brand building. Ms. Malone, Jr. received a bachelor’s degree in international politics from Elon University and studied design and manufacturing at the University of the Arts, Denver and London College of Fashion.

Skills and Qualifications
Ms. Malone, Jr. is an entrepreneur, a private investor and an officer of several private companies. With over a decade of experience in brand-building, she brings valuable insights to the Campbell Board in this area. As a descendant of The Campbell’s Company’s founder and a significant shareholder, she possesses extensive knowledge of Campbell’s history, organization and culture, and the strategic perspective of a long-term, highly committed director and shareholder.

Other Public Company Boards None in the past 5 years

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ELECTION OF DIRECTORS

Director Since: 2016 Age: 69 Independent Director BOARD CHAIR
KEITH R. MCLOUGHLIN
Biography
Keith R. McLoughlin served as interim President and Chief Executive Officer of The Campbell’s Company from May 2018 through January 2019. Previously, Mr. McLoughlin was President and Chief Executive Officer of AB Electrolux, a global manufacturer of major household appliances, from 2011 until February 2016. Mr. McLoughlin joined Electrolux in 2003, where he was the President of the Electrolux Home Products North America, Head of Major Appliances in North America and Latin America, Executive Vice President and Head of Global Operations prior to being appointed President and Chief Executive Officer. Before joining Electrolux, Mr. McLoughlin spent 22 years in senior leadership roles at E.I. DuPont de Nemours and Company, leading several consumer brand businesses. Mr. McLoughlin graduated from the United States Military Academy at West Point with a bachelor’s degree in engineering.

Skills and Qualifications
As a former chief executive officer for two global enterprises, Mr. McLoughlin possesses significant executive leadership experience and expertise in international business and operations. His experience as interim CEO of Campbell during the Board-led strategic and portfolio review gives him a unique perspective on the Company, its operations, strategy, people and culture. His additional experience in retail sales, marketing, innovation, strategic planning, and organizational and human resource matters provide valuable insights to the deliberations of the Campbell Board.

Other Public Company Boards Briggs & Stratton Corp., 2007 – 2021

Director Since: 2018 Age: 68 Independent Director Committee Memberships: •Compensation and Organization •Governance
KURT T. SCHMIDT
Biography
Kurt T. Schmidt served as the President and Chief Executive Officer of Cronos Group Inc., a global cannabinoid company from September 2020 to March 2022. Before joining Cronos Group, Mr. Schmidt served as a director and Chief Executive Officer of Blue Buffalo Pet Products, Inc. from 2012 through 2016. Prior to joining Blue Buffalo, Mr. Schmidt served as Deputy Executive Vice President at Nestlé S.A., from 2007 until 2012 and was responsible for the Nestlé Nutrition division and served as a member of the company’s Executive Committee. Prior to joining Nestlé, Mr. Schmidt was the President and Chief Executive Officer of Gerber Products Company from 2004 to 2007. Mr. Schmidt received a bachelor’s degree in chemistry from the United States Naval Academy and a master of business administration from the University of Chicago.

Skills and Qualifications
Mr. Schmidt brings executive leadership and management experience to the Campbell Board. His extensive operational and leadership experience in the food, beverage and consumer packaged goods industry are especially valuable to Campbell’s strategic objectives.

Other Public Company Boards None in the past 5 years

The Campbell’s Company | 2025 Proxy Statement	21

ELECTION OF DIRECTORS

Director Since: 2009 Age: 68 Independent Director Committee Memberships: •Audit •Governance (Chair)
ARCHBOLD D. VAN BEUREN
Biography
Archbold D. van Beuren is Chairman of Brandywine Trust Group, a privately owned trust company providing fiduciary and investment services. Mr. van Beuren served as Senior Vice President and President-Global Sales and Chief Customer Officer for The Campbell’s Company, from 2007 until his retirement in October 2009. Mr. van Beuren joined Campbell in 1983 as an Associate Marketing Manager and served in various positions of increasing responsibility, including President of Godiva Chocolatier and President of a division responsible for the North America Foodservice business and the Company’s Canadian, Mexican and Latin American businesses. Mr. van Beuren received a bachelor of arts degree from Yale University, and a master of business administration with a concentration in finance from Columbia University Business School.

Skills and Qualifications
Mr. van Beuren brings wide-ranging skills in operational and financial management and extensive knowledge of Campbell, its customers, its products and the food industry to the Board. He is also a descendant of the founder of The Campbell’s Company and adds the perspective of a long-term, highly committed shareholder to the Board’s discussions.

Other Public Company Boards None in the past 5 years

22	www.thecampbellscompany.com

CORPORATE GOVERNANCE POLICIES AND PRACTICES
The Board of Directors is responsible for overseeing our business, and the competence and integrity of our management, to serve the long‑term interests of our shareholders. The Board believes that sound corporate governance is essential to effective fulfillment of its oversight responsibilities. The Board has adopted Corporate Governance Standards, which are reviewed at least annually and updated as needed. The Corporate Governance Standards provide a framework for effective corporate governance of the Company. You can find a copy of our Corporate Governance Standards, along with the charters of the four standing Board committees, our Restated Certificate of Incorporation and By‑Laws, in the Governance section of our website at https://investor.thecampbellscompany.com. Some highlights of our corporate governance include:

■11 out of 12 director nominees are independent
■Appropriate mix of specific skills and qualifications
■Annual election of directors
■Majority voting standard in uncontested elections with resignation policy
■Independent Board Chair
■Independent directors regularly meet in executive session
■Audit, Compensation and Organization, Finance and Corporate Development and Governance Committees composed entirely of independent directors
■“Overboarding” limits
■Robust stock ownership guidelines for directors and executive officers

■Clawback policies for incentive compensation recoupment and clawback provisions in our performance share award agreements
■Shareholder ability to act by written consent and call a special meeting
■Annual shareholder ratification of independent auditors
■Board orientation and director education program
■Annual Board and committee self‑evaluations, and individual director evaluations
■Policy against hedging applicable to all directors and officers
■Policy against pledging applicable to all directors and executive officers
■No shareholder rights plan or “poison pill”

BOARD LEADERSHIP STRUCTURE
The Board recognizes that its leadership structure – particularly the combination or separation of the Chief Executive Officer (“CEO”) and Board Chair roles – is driven by the needs of the Company and its shareholders and that different leadership structures are appropriate for different circumstances. We have a long‑standing tradition of separating the roles of Board Chair and CEO. Each year the Board considers whether to maintain the separation between the roles of Board Chair and CEO, and it has concluded that this leadership structure continues to be the most appropriate one for the Company. The Board believes that independent Board leadership is an important component of our governance structure. Our Corporate Governance Standards require us to have either an independent Board Chair or, if the positions of Chair and CEO are held by the same person, an independent lead director. The Board believes our current structure of separating the roles of Board Chair and CEO allows our CEO to focus his time and energy on setting the strategic direction for the Company, overseeing daily operations, engaging with external constituents, developing our leaders, building our culture, and promoting employee engagement at all levels of the organization. Meanwhile, this structure allows our independent Board Chair to lead the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content, engaging with the CEO and senior leadership team between Board meetings on business developments, and providing overall guidance to our CEO as to the Board’s views and perspectives, particularly on the strategic direction of the Company. The Board also believes this leadership structure, coupled with independent directors serving as Chairs of each of our four key standing Board committees, enhances the Board’s effectiveness in providing independent oversight of material risks affecting the Company and fulfilling its risk oversight responsibility.
DIRECTOR INDEPENDENCE
A statement of standards that the Board has adopted to assist it in evaluating the independence of the Campbell Board appears in the Corporate Governance Standards, which can be found in the Governance section of our website at https://investor.thecampbellscompany.com. The Standards for the Determination of Director Independence (the “Independence Standards”) describe various types of relationships that could potentially exist between a director and Campbell, and define the thresholds at which such relationships would be deemed material under Nasdaq listing standards. The Board will deem a director to be independent if (i) no relationship exists that would disqualify the director under the guidelines set forth in the Independence Standards, and (ii) the Board has determined, based on all relevant facts and circumstances, that any other relationship between the director and Campbell, not covered by the Independence Standards, would not interfere with the exercise of a director’s independent judgment. In any case in which the Board makes the latter determination, the relationship will be disclosed in the proxy statement, along with the basis for the Board’s conclusion that it is not material.

The Campbell’s Company | 2025 Proxy Statement	23

CORPORATE GOVERNANCE POLICIES AND PRACTICES
The Board has affirmatively determined that each director and director nominee, other than Mr. Beekhuizen, is independent under Nasdaq listing standards and the Independence Standards. Ms. Hofstetter is the Chairwoman of Profitero, Ltd., which has been a subsidiary of Publicis Groupe since its acquisition in 2022. We engage in ordinary course of business transactions, namely, advertising and marketing services, with Publicis Groupe and its subsidiaries. In each case, the transactions were on terms that are substantially equivalent to those prevailing at the time for comparable transactions, and none reached the threshold levels set forth in our Independence Standards.
Each member of the Audit, Compensation and Organization, Finance and Corporate Development, and Governance Committees is an independent director pursuant to all applicable Nasdaq listing standards and the Independence Standards. In addition, each member of the Audit Committee also meets the additional independence standards for audit committee members established by the SEC, and each member of the Compensation and Organization Committee also qualifies as a “Non‑Employee Director” as defined in Rule 16b‑3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).
MAJORITY VOTING
We have a majority vote standard in uncontested director elections. Under our By‑Laws, in an uncontested election, each director shall be elected by an affirmative majority of the votes cast to hold office until the next annual meeting and until his or her successor is elected and has qualified. In contested elections (those where the number of nominees exceeds the number of directors to be elected), a plurality vote standard shall apply. Shareholders may vote “for” or “against” each nominee, or they may “abstain” from voting on a nominee; however, abstentions will have no effect in determining whether the required majority vote has been obtained.
In the event an incumbent director fails to receive an affirmative majority of the votes cast in an uncontested election, the Corporate Governance Standards provide that the director shall tender his or her resignation. The Governance Committee and the Board will then consider and take appropriate action on such offer of resignation in accordance with the Corporate Governance Standards. The resignation policy set forth in the Corporate Governance Standards does not apply to contested elections.
PROCESS FOR NOMINATION AND EVALUATION OF DIRECTOR CANDIDATES
The Governance Committee is responsible for evaluating the qualifications of director candidates and recommending director nominees for approval by the Board and nomination for election at the annual meeting of shareholders.
Nomination of Incumbent Directors. Our Corporate Governance Standards require the Governance Committee to assess the performance of each director eligible for election at the annual meeting. The Governance Committee conducts its assessment annually in advance of its recommendation of a slate of director nominees for approval by the Board. In fiscal 2025, each incumbent director standing for re‑election was evaluated in light of the criteria in the Corporate Governance Standards and the factors described on pages 14 - 15 with respect to the qualification of directors and the composition of the Board. In addition, the Governance Committee solicited an assessment of each director from the Board Chair and the Chief Executive Officer other than Ms. Malone, Jr. who was recently elected in July 2025.
Evaluation of New Nominees. When identifying potential director candidates — whether to replace a director who has retired or resigned or to expand the Board to gain additional capabilities — the Governance Committee determines the skills, experience and other characteristics that a potential nominee should possess in light of the composition and needs of the Board and its committees. The Governance Committee also considers whether or not the nominee would be considered independent under Nasdaq listing standards and the Independence Standards.
All candidates considered by the Governance Committee for recommendation to the Board as director nominees are evaluated in light of the criteria in the Corporate Governance Standards and the factors and objectives described on pages 14 - 15. The Governance Committee will also consider the assessment of any search firm it has retained and the background information such firm provides on any person it recommends for consideration. The Board Chair, the Chair of the Governance Committee and the Chief Executive Officer customarily interview leading candidates. Other directors may also interview these candidates.
Although not required to do so, the Committee may consider candidates proposed by our directors or our management and may also retain an outside firm to help identify and evaluate potential nominees. The Committee will also consider nominations from shareholders. The nominee evaluation process is the same whether the nomination comes from a Board member, management, a search firm or a shareholder. If the Committee recommends a candidate to the Board, the Board may – as with any nominee – either accept or reject the recommendation.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES
Shareholder Recommendations. Shareholders who wish to recommend candidates for nomination for election to the Board may do so by writing to the Corporate Secretary of The Campbell’s Company at 1 Campbell Place, Camden, New Jersey 08103. The recommendation must include the following information:
1.The candidate's name and business address;
2.A resume or curriculum vitae, which describes the candidate's background and demonstrates that he or she meets the qualifications set forth on pages 14 - 15;
3.A letter from the candidate stating that he or she is willing to serve on the Board if elected, and identifying any legal or regulatory proceedings in which he or she has been involved during the last ten years;
4.A statement from the candidate stating whether the candidate is or has been within the past three years, an officer or a director of a competitor of the Company, within the scope of the Clayton Antitrust Act of 1914, as amended;
5.A statement from the shareholder recommending the candidate, indicating that he or she is the registered owner of Campbell shares, or a written statement from the “record holder” of Campbell shares indicating that the shareholder is the beneficial owner of such shares; and
6.A description of all agreements, arrangements or understandings between the recommending shareholder and the candidate.
The Board may also request that the shareholder provide additional information. Shareholders who wish to propose a director nominee at an annual meeting must follow the advance notice procedures contained in our By‑Laws, which include notifying the Corporate Secretary at least 60 but not more than 90 days before the first anniversary of the prior year’s annual meeting. Based on this year’s annual meeting date of November 18, 2025, a notice will be considered timely for the 2026 Annual Meeting of Shareholders if our Corporate Secretary receives it no earlier than August 20, 2026, and no later than September 19, 2026.
In addition to complying with the requirements set forth in our By‑Laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Campbell nominees must provide notice that sets forth the information required by Rule 14a‑19 under the Exchange Act no later than September 19, 2026. The notice should be addressed to our Corporate Secretary.
Please see “Submission of Shareholder Proposals for 2026 Annual Meeting” on page 85 for additional information.
EVALUATIONS OF BOARD PERFORMANCE
The Governance Committee leads annual evaluations of Board, committee and individual director performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. As a best practice, the Governance Committee periodically engages a third‑party corporate governance consulting firm to carry out the annual evaluations. In fiscal 2025, the Governance Committee engaged an independent third party corporate governance consulting firm to facilitate an assessment of the individual directors. Individual director feedback was discussed in detail with each director, other than Ms. Malone, Jr. who recently joined the Board in July 2025.
In fiscal 2025, the Governance Committee conducted an assessment of the individual directors. On an annual basis, individual director feedback is discussed in detail with each director, as appropriate. Also in fiscal 2025, the Board conducted a separate self-evaluation, and each standing committee conducted a separate evaluation of its own performance and of the adequacy of its charter, and reported on the results of its evaluation to the Board.
TRANSACTIONS WITH RELATED PERSONS
Under our written Policy Concerning Transactions with Related Persons (the “Related Persons Policy”), the Governance Committee is required to review and, in appropriate circumstances, approve any transaction in which Campbell was or is to be a participant, and any related person had or will have a direct or indirect material interest, as well as any material amendment to or modification of such a transaction, unless the transaction falls into one of the categories deemed to have been approved in advance.
In determining whether to approve a transaction, the Governance Committee is directed to consider, among other factors it may deem appropriate, whether the transaction was or will be on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances. No director may participate in the discussion or approval of a transaction in which he or she, or a member of his or her immediate family, has a direct or indirect interest. The Chair of the Governance Committee (or, if a transaction involves the Governance Committee Chair, the Board Chair) may approve a related person transaction in which the aggregate amount involved is less than $1 million. Any transaction approved by the Governance Committee Chair or the Board Chair is to be reported to the Governance Committee at its next regularly scheduled meeting.
There were no transactions during the period from July 29, 2024 through the date of this proxy statement, and none are currently proposed, in which Campbell was or is to be a participant and any related person had or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES
BOARD OVERSIGHT OF ENTERPRISE RISK
Enterprise risk management (“ERM”) is an integral part of our business processes. Senior management is primarily responsible for establishing policies and procedures designed to identify, assess and manage the Company’s material short-, intermediate-, and long‑term risks. We have an ERM steering committee, comprised of the members of our Operating Committee and supported by other executives with subject‑matter expertise, that provides oversight of enterprise risks and our processes to identify, measure, monitor, manage and mitigate these risks. We regularly engage outside advisors, as appropriate, to assist in the identification and evaluation of risks. Our risk oversight processes and disclosure controls and procedures are designed to appropriately escalate key risks for the Board as well as to analyze potential risks for disclosure.
The Board oversees the ERM process, including reviews of the most significant risks the Company faces and the manner in which our executives manage these risks. In accordance with Nasdaq listing standards, the Audit Committee charter assigns to that committee the responsibility to review our policies and procedures with respect to risk assessment and risk management. Annually, we conduct a formal risk assessment of our business, which includes input from key business unit and functional leaders as well as our directors that provides the basis for the Board and Audit Committee's risk review and oversight process. Our Board and its Committees routinely receive reports from significant business units and functions, and these presentations include a discussion of the business, regulatory, compliance, operational, and other risks associated with planned strategies and tactics. At the Audit Committee's recommendation, the Board adopted a framework pursuant to which it delegated oversight for certain categories of enterprise risks to each of its standing committees, as shown below. Each committee provides periodic reports to the Board regarding its oversight of these enterprise risks. This structure enables the Board and its Committees to coordinate the risk oversight role. We believe that the separation of the Board Chair and CEO roles further supports the Board’s risk oversight function and helps ensure that key strategic decisions made by senior management, up to and including the CEO, are reviewed and overseen by independent directors of the Board.
Responsibility for Risk Oversight – Campbell Board and Committees

Full Board	Audit Committee	Compensation and Organization Committee	Finance and Corporate Development Committee	Governance Committee
•Strategy	•ERM policies and procedures	•Compensation policies and practices	•Market and capital structure matters	•Governance risks
•Operations	•Financial statements and financial reporting processes	•Executive incentive compensation and stock ownership	•Liquidity and credit matters	•Director compensation
•Market dynamics, including competition and consumer/customer trends	•Accounting and audit matters	•Executive retention and succession planning processes	•Investment policies, strategies and guidelines	•Review of transactions with related persons
•Significant portfolio transactions (e.g., acquisitions, divestitures, restructurings, joint ventures)	•Information technology and security	•Risk assessment of incentive compensation programs	•Mergers, acquisitions and divestitures	•Director independence
•Crisis management	•Legal, regulatory and compliance matters	•Management development and performance	•Hazard risk management	•Environmental, Social and Governance

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CORPORATE GOVERNANCE POLICIES AND PRACTICES
INFORMATION SECURITY
As indicated above, the Audit Committee oversees the overall review of our policies and procedures with respect to risk assessment and risk management, and has oversight of information technology and security matters, which includes information security strategies and risks, as well as data privacy, protection and risk mitigation strategies (“Information Security”). On a quarterly basis, the Company’s Chief Digital and Technology Officer and Chief Information Security Officer report to the Audit Committee on the Information Security program and recent developments. The Company’s Chief Digital and Technology Officer and Chief Information Security Officer also report to the Board on the Information Security program and recent developments annually. The Chief Information Security Officer oversees the dedicated Information Security team, which works in partnership with the Company’s Enterprise Risk Management team and corporate audit department to review information technology‑related internal controls with our external auditors as part of the overall internal controls process. Annual third‑party audits are also conducted including penetration testing and overall review of program maturity based on the NIST Cybersecurity Framework. We currently maintain a cyber insurance policy that provides coverage for security breaches. The Company has neither experienced a material Information Security breach nor incurred any material breach‑related expenses over the last three years.
Our Company’s Information Security program includes:
•Policies and security awareness training, including employee phishing simulations and training;
•Identification and remediation of information security risks and vulnerabilities in our information technology and operational technology systems;
•Security operations training including logging, monitoring and response technologies and procedures;
•Due diligence of third‑party vendors’ information security programs; and
•Testing of incident response procedures.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Rooted in the beliefs of our founders, we have been making food since 1869 that we are proud to serve in our own homes. The work we do every day is guided by our values, as we strive to deliver on the promise of our purpose: Connecting people through food they love. We remain committed to environmental and social responsibility and it continues to be a fundamental part of our strategic plan.

Governance Structure

In fiscal 2025, oversight of environmental, social and governance (“ESG”) activities continued to be managed by the Governance Committee of the Board of Directors and is reflected in the Governance Committee’s Charter. The Board retains oversight of human capital management. The Governance Committee takes an active role in the evolution of Campbell’s ESG strategy and public reporting. To ensure that ESG is appropriately managed throughout the organization, we have designed the following governance structures:
•Board of Directors: Oversight of ESG activities is managed by the Governance Committee of the Board.
•Chief Executive Officer: Provides executive direction on ESG strategy.
•Operating Committee: With primary focus on our Executive Vice President and Chief Enterprise Transformation Officer who oversees the Corporate Responsibility & Sustainability Team.
•Corporate Responsibility & Sustainability Team: Led by our Chief Sustainability Officer who supports Campbell’s ESG strategy and is directly accountable for Campbell’s environmental strategy.
•Sustainability Steering Committee: Senior leaders from supply chain, corporate responsibility and sustainability, research and development, investor relations, legal and communications who meet regularly to inform the scope and specific elements of the Company’s ESG strategy.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES

Our Key Priorities

Our purpose, values, mission, and approach to ESG play important roles in building our culture, implementing our strategy, driving performance and ultimately, delivering a positive impact on the world.
We have prioritized ESG areas that are important to the Company and our stakeholders, and where we believe we can have a measurable impact: making trusted food on which people can rely; helping create vibrant communities, especially where we have operations and suppliers; building a high‑performing culture that helps our people thrive and reach their full growth potential; and fostering a healthy environment from fields to factories to families.

Our framework

Trusted Food

We make delicious, wholesome, accessible food people rely on every day, made with quality ingredients they can trust.

Vibrant Communities

We help build vibrant communities where we live and work, and we source our ingredients with care, so the people we depend on can enjoy brighter futures.

Thriving People

We are creating an inclusive, high-performing culture where all employees feel valued and supported with fulfilling opportunities to do their best work.

Healthy Environment

We work towards a healthier environment from field to factory to families, promoting sustainable ecosystems and a positive impact every day.

Governance & ethics

Our Fiscal Year 2025 Activities and Progress

Trusted Food: In fiscal 2025, we reported on our progress to reduce nutrients of public health concern and quantify the affordability and accessibility of our products. Products classified as nutritionally advantaged through our proprietary Nutrition Focused Foods profiling system continue to drive a meaningful portion of our retail sales, underscoring our commitment to advancing health and wellbeing. We also continued our efforts to improve the welfare of animals in our supply chain by expanding our sourcing of cage‑free eggs.
Vibrant Communities: Our community work is focused on three core areas: increasing food access, encouraging healthy living, and nurturing Campbell neighborhoods. Through Full Futures, our signature program, we are taking a comprehensive approach to improving the school food environment in our hometown of Camden, New Jersey and beyond. Our approach under the Full Futures program involves helping to build a school nutrition mindset where access to nutritious food is a top priority; improving food service infrastructure; providing nutrition education; enhancing procurement; and implementing menu changes.
Thriving People: A vital element of our strategy to deliver Top-Tier Performance is to deliver for our people and build a Top Team. We have made progress on cultivating an engaged and high-performing culture by fostering an environment where employees are valued and supported to do their best work.
Healthy Environment: Our focus on environmental sustainability encompasses our value chain. Our virtual renewable power purchase agreement reduces our reported Scope 2 greenhouse gas emissions, a critical step in making progress toward our science‑based emissions reduction targets. We engaged farmers and suppliers in regenerative agriculture programs in our tomato, wheat and potato supply chains which should contribute to emissions reductions, improved soil health, and other benefits. We have created a customer partnership to support regenerative agriculture and continue to pursue additional collaborations.

Learn More About Corporate Responsibility at Campbell

We invite you to view our 2024 Corporate Responsibility Report and our 2025 Corporate Responsibility Data Update at www.thecampbellscompany.com/our‑impact/reports‑and‑policies.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES
SHAREHOLDER ENGAGEMENT
Effective corporate governance includes constructive conversations with our shareholders to proactively seek shareholder insights, which enable us to consider a broad range of perspectives. In fiscal 2025, our management team engaged with several of our largest shareholders to understand investor perspectives on the Company’s performance and share insight on the Company’s strategic priorities.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
All new directors participate in the Company’s director orientation program. This orientation program is designed to familiarize new directors, through a review of background material, meetings with senior management and plant and facility tours. The orientation allows new directors to become familiar with the Company’s business and strategic plans; significant financial matters; core values, including ethics, compliance programs and corporate governance practices; and other key policies and practices.
We maintain a formal program of continuing education for directors. The Governance Committee is responsible for the administration of the program. Board members receive materials and briefing sessions to continue their education on subjects that assist them in the discharge of their duties. We also conduct educational sessions for directors on a variety of topics relevant to the Company. In addition, the Company supports director participation in continuing education programs and reimburses directors for reasonable costs associated with attendance.
DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS
The Board recognizes that service on other public company boards provides valuable governance and leadership experience that benefits Campbell. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Company’s Board. Directors are expected to advise the Chair of the Governance Committee in advance of accepting an invitation to serve on another board of directors or become affiliated with another entity. The Governance Committee or its designee shall evaluate and advise the Board whether, by reason of conflicts in regular meeting schedules or business or competitive considerations, simultaneous service on another board or affiliation with another entity may impede the director’s ability to fulfill his or her responsibilities to Campbell.
Our Corporate Governance Standards provide that:
•A director who also serves as a CEO or equivalent position may not serve on more than one other public company board;
•Other directors may not serve on more than four other public company boards; and
•No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.
All directors are in compliance with this policy.
CODE OF ETHICS
The Company has a Code of Business Conduct and Ethics for its directors, officers, and employees and an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the “Codes”). Any waiver of, or any amendment to the Codes, will be promptly disclosed on our website at https://investor.thecampbellscompany.com. The Codes can be found in the Governance section of our website at https://investor.thecampbellscompany.com.
COMMUNICATING WITH THE BOARD
Interested persons may communicate with the full Board of Directors or the non‑management directors by writing to the Board Chair or to the non‑management directors as a group in care of the Office of the Corporate Secretary at the Company’s headquarters, or by email to directors@campbells.com. Concerns communicated to the Board will be addressed through the Company’s regular procedures for addressing such matters. Our Corporate Secretary receives and processes all communications and will refer relevant and appropriate communications to the Board Chair. Depending upon the nature of the concern, it may be referred to the Company’s Corporate Audit Department, Legal Department or Finance Department, or other appropriate departments.
Any concerns about Campbell’s governance, corporate conduct, business ethics or financial practices may also be communicated to the Board by calling the following toll‑free Hotline telephone number in the U.S. and Canada: 1‑800‑210‑2173. To place toll‑free calls from other countries where we have operations, please see the instructions listed in the Governance section under the “Contact the Board” tab of our website at https://investor.thecampbellscompany.com. Any concern relating to accounting, internal accounting controls or auditing matters will be referred both to the Board Chair and to the Chair of the Audit Committee.
As they deem necessary or appropriate, the Board Chair or the Chair of the Audit Committee may direct that certain concerns communicated to them be presented to the Audit Committee or the full Board, or that they receive special treatment, including the retention of outside counsel or other outside advisors.
Campbell policy prohibits the Company and any of our employees from retaliating in any manner, or taking any adverse action, against anyone who raises a concern or helps to investigate or resolve it.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES
BOARD MEETINGS AND COMMITTEES

Director Attendance

Directors meet their responsibilities by preparing for and attending Board and committee meetings, and through communication with the Chair, the Chief Executive Officer and other members of management on matters affecting the Company. During fiscal 2025, the Board of Directors held six regular meetings and one special meeting. All directors attended at least 85% of scheduled Board meetings and meetings held by committees of which they were members.
All of the directors who were nominated for election at the 2024 Annual Meeting attended the 2024 Annual Meeting. All of the directors who are nominated for election at the 2025 Annual Meeting are expected to attend the 2025 Annual Meeting.

Board Committee Structure

The Board has established four standing committees as of the record date: the Audit Committee; the Compensation and Organization Committee; the Finance and Corporate Development Committee; and the Governance Committee. Each of the standing committees has a charter that is reviewed annually by that committee. Proposed changes to the charter of any standing committee are approved by the Board. The committee charters are available in the Governance section of the Company’s website at https://investor.thecampbellscompany.com. Actions taken by any of the standing committees are reported to the Board. All members of the Board are given access to copies of the minutes of all committee meetings and copies of the materials distributed in advance of the meetings for all of the committees.
Information regarding membership in the standing committees as of the last day of fiscal 2025 (August 3, 2025), the number of meetings held by each committee in fiscal 2025, the principal responsibilities of the standing committees, and other relevant information are described in the tables that follow.

AUDIT COMMITTEE Meetings in fiscal 2025: 9 Committee Members (at 2025 FYE): Howard M. Averill (Chair) Fabiola R. Arredondo Bennett Dorrance, Jr. Maria Teresa Hilado Archbold D. van Beuren
Primary Responsibilities
•Evaluates the performance of and appoints the independent registered public accounting firm;
•Reviews the scope and results of the audit plans of the independent registered public accounting firm and the internal auditors;
•Reviews the effectiveness of the Company’s systems of internal control over financial reporting;
•Reviews the performance and resources of the internal audit function, which reports directly to the Audit Committee;
•Reviews the Company’s policies and practices with respect to risk assessment and risk management;
•Reviews the information technology security program;
•Reviews the financial reporting and accounting principles and standards and the audited financial statements to be included in the annual report;
•Reviews the quarterly financial results and related disclosures;
•Approves all permissible non-audit services to be performed by the independent registered public accounting firm and all relationships that the independent registered public accounting firm has with Campbell; and
•Reviews the legal compliance and ethics program and Code of Business Conduct and Ethics.
Financial Expertise and Financial Literacy
The Board has determined that Howard Averill and Maria Teresa Hilado are audit committee financial experts, as defined by the SEC rules, and that all members of the Audit Committee are financially literate within the meaning of Nasdaq listing standards.
Report
The Audit Committee report begins on page 36 of this proxy statement.

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COMPENSATION AND ORGANIZATION COMMITTEE Meetings in fiscal 2025: 6 Committee Members (at 2025 FYE): Marc B. Lautenbach (Chair) Grant H. Hill Sarah Hofstetter Mary Alice D. Malone, Jr. Kurt T. Schmidt
Primary Responsibilities
•Reviews and approves the short-term and long-term incentive compensation programs, including the performance goals;
•Reviews and approves the salaries and incentive compensation for senior executives, including the Chief Executive Officer, and total incentive compensation to be allocated annually to employees;
•Reviews the executive salary structure and the apportionment of compensation among salary and short-term and long-term incentive compensation;
•Conducts an annual performance evaluation of the Chief Executive Officer by all independent directors;
•Reviews major organizational changes and executive organization and principal programs for executive development;
•Reviews and recommends to the Board plans and polices regarding succession of the CEO in the event of an emergency;
•Reviews and recommends to the Board significant changes in the design of employee benefit plans and administration of applicable clawback policies; and
•Conducts an annual assessment of the independence of any outside advisor it chooses to retain.
Compensation and Organization Committee Interlocks and Insider Participation
There are no Compensation and Organization Committee interlocks. No member of the Committee has ever been an officer or employee of Campbell, and none of the members has any relationship required to be disclosed under this caption under the rules of the SEC. In addition, no executive officer of Campbell served on the compensation committee or board of directors of a company for which any of our directors serves as an executive officer.
Report
The Compensation and Organization Committee report is on page 55 of this proxy statement.

FINANCE AND
CORPORATE
DEVELOPMENT
COMMITTEE
Meetings in fiscal 2025: 5
Committee Members
(at 2025 FYE):
Maria Teresa Hilado (Chair)
Fabiola R. Arredondo
Howard M. Averill
Marc B. Lautenbach
Mary Alice D. Malone, Jr.

Primary Responsibilities
•Reviews and recommends to the Board all issuances, sales or repurchases of equity and long-term debt;
•Reviews and recommends changes to the Company's capital structure;
•Reviews and/or recommends the financing plan, dividend policy and capital budget;
•Reviews and recommends acquisitions, divestitures, joint ventures, partnerships or combinations of business interests; and
•Reviews financial risks and the principal policies, procedures and controls with respect to investment and derivatives, foreign exchange and hedging transactions.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES

GOVERNANCE COMMITTEE Meetings in fiscal 2025: 5 Committee Members (at 2025 FYE): Archbold D. van Beuren (Chair) Bennett Dorrance, Jr. Grant H. Hill Sarah Hofstetter Kurt T. Schmidt
Primary Responsibilities
Review and make recommendations to the Board regarding:
•The organization and structure of the Board;
•Qualifications for director candidates;
•Candidates for election to the Board;
•Committee chairs and Board Committee assignments;
•Candidates for the position of Board Chair;
•Evaluation of the Board Chair’s performance;
•Amount and design of compensation for non-employee directors, including stock ownership guidelines; and
•Oversight of ESG matters.
The Governance Committee oversees the annual Board, committee and individual director evaluation processes and administers the director education program. The Committee also reviews any transaction with a related person in accordance with the Board’s policy concerning such transactions, as further described on page 25.

COMPENSATION OF DIRECTORS
We strive to recruit and retain highly qualified non-employee directors who will best represent our shareholders’ interests. Each year, the Governance Committee reviews the amount and design of the compensation program for non-employee directors to ensure that the compensation we offer supports our objectives and is consistent with non-employee director compensation within our Compensation Peer Group.
In fiscal 2025, the Governance Committee retained FW Cook, the independent compensation consultant to the Board, to benchmark the compensation for the non-employee directors, including the Board Chair, against our Compensation Peer Group and other large public companies. The Governance Committee assessed the appropriateness of the form and amount of our non-employee director compensation. Based on this review, the Governance Committee recommended to the Board and the Board approved increasing the equity portion of the 2025 retainers by $10,000 to keep the retainers in the median range of director compensation. The Board concluded that increasing the retainers was appropriate to support its director recruitment and retention objectives. The Board believes that continuing to pay a larger proportion of the annual retainer in Company stock serves to further align director compensation and shareholders’ interests.
The Board also reviewed and approved an annual retainer of $350,000 for our non-executive Board Chair, Mr. McLoughlin, which retainer has remained unchanged since his appointment as Board Chair in 2019. This level of compensation highlights the significance of Mr. McLoughlin’s contributions to the Board, Company and its shareholders. Mr. McLoughlin has extensive experience with the Company’s strategy, business practices, people and culture and has facilitated strong independent Board oversight. Mr. McLoughlin spends significant time advising on Board agenda topics, giving feedback on Board materials and discussing certain matters with management. He also spends time consulting on Board matters with family directors.
Additionally, our 2022 Long-Term Incentive Plan, which was approved by our shareholders at the 2022 Annual Meeting of Shareholders, caps the maximum aggregate dollar value of equity awards that can be made to any individual non-employee director in a calendar year at $1,000,000. All stock grants made in fiscal 2025 to non-employee directors were significantly below this amount. See the “2025 Director Compensation” table below for specific values.
The table below sets forth the components of non-employee director compensation for calendar year 2025:

Annual Cash Retainer:	$119,000
Annual Stock Retainer:	$167,000
Committee Chair Retainers:	$30,000 for Audit Committee $25,000 for Compensation and Organization Committee $20,000 for Finance and Corporate Development Committee $20,000 for Governance Committee
Audit Committee Member Retainer (excluding Chair):	$7,500
Board Chair Annual Retainer:	$350,000

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All non-employee director compensation is paid in arrears in four equal quarterly installments on or about March 31, June 30, September 30 and December 31.
The retainers for Committee chairs, Audit Committee members and the Board Chair are in addition to the annual cash and stock retainers paid to all non-employee directors. These additional retainers are delivered 50% in cash and 50% in shares of Campbell stock. Directors may elect to receive shares of Campbell stock in lieu of their cash retainers.
We typically do not pay a Company employee who also serves as a director any additional compensation for serving as a director. Currently, Mr. Beekhuizen is the only director who is also a Company employee.
Directors do not receive individual meeting fees. We pay for, provide or reimburse directors for expenses incurred to attend Board and Committee meetings and director education programs. Directors do not have a retirement plan or receive any benefits such as life or medical insurance. Directors do receive business travel and accident insurance coverage.

Stock Ownership Guidelines

Under our Corporate Governance Standards, each director is expected, within five years of first joining the Board, to own Campbell stock or hold deferred stock units that have a value equal to five times the annual cash retainer. As of the date of this proxy statement, each of our directors has met or is on track to meet this guideline.

Policy on Hedging and Pledging

In September 2013, the Board adopted a policy that prohibits any director or executive officer from pledging any shares of Campbell common stock that he or she owns or controls, directly or indirectly, as security under any obligation on a prospective basis.
It is also our policy to prohibit all directors, officers and employees from hedging or offsetting the economic risk associated with a Campbell security. See page 54 for additional information regarding our policy prohibiting hedging.

Deferred Compensation Plan for Non-Employee Directors

Under our Supplemental Retirement Plan, a non-employee director may elect to defer payment of all or a portion of his or her fees until termination of his or her directorship. Directors participate in the same plan as executives. See page 52 for a description of the material terms of the Supplemental Retirement Plan.

Fiscal 2025 Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards(1)(2) ($)		Total ($)
Fabiola R. Arredondo	$122,750		$165,750		$288,500
Howard M. Averill	$134,000	(3)	$177,000	(4)	$311,000
Bennett Dorrance, Jr.	$122,750		$165,750		$288,500
Maria Teresa Hilado	$132,750	(3)	$175,750	(4)	$308,500
Grant H. Hill	$119,000	(5)	$162,000		$281,000
Sarah Hofstetter	$119,000		$162,000	(4)	$281,000
Marc B. Lautenbach	$131,500		$174,500	(4)	$306,000
Mary Alice D. Malone *	$114,096		$155,118		$269,214
Mary Alice D. Malone, Jr. (6)	$—		$—		$—
Keith R. McLoughlin	$294,000		$337,000	(4)	$631,000
Kurt T. Schmidt	$119,000	(3)	$162,000	(4)	$281,000
Archbold D. van Beuren	$132,750		$175,750		$308,500
*   Ms. Malone served as a director until her death in June 2025. She received a prorated amount of her director compensation for the fourth quarter of fiscal 2025.
(1)Amounts reported represent quarterly director compensation payments made in fiscal 2025, on or about September 27, 2024, December 31, 2024, March 28, 2025 and June 27, 2025.

The Campbell’s Company | 2025 Proxy Statement	33

CORPORATE GOVERNANCE POLICIES AND PRACTICES
(2)Amounts reported represent the aggregate grant date fair value of shares issued to each director during fiscal 2025, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2025 Form 10-K. Directors are fully vested in stock awards at the time of grant, therefore, there were no unvested stock awards at August 3, 2025.
(3)In 2025, Messrs. Averill and Schmidt and Ms. Hilado elected to defer their cash payments. This amount was credited to each individual’s notional account in the Supplemental Retirement Plan and invested in funds selected by each respective individual.
(4)In 2025, Messrs. Averill, Lautenbach, McLoughlin and Schmidt and Mses. Hilado and Hofstetter elected to defer the value of their stock awards. This amount was credited to each individual’s notional account in the Supplemental Retirement Plan and invested in the Campbell Stock Fund, which is indexed to Campbell common stock.
(5)In 2025, Mr. Hill elected to have the cash portion of his retainer paid in Campbell common stock.
(6)Ms. Malone, Jr. was elected as a director effective July 17, 2025 and received a prorated amount of her first quarterly director compensation payment in fiscal 2026.
The aggregate perquisites to any individual non-employee director did not exceed the SEC reporting threshold amount of $10,000.

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ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.
The Audit Committee has re-appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for fiscal 2026. PwC or one of its predecessor firms has been retained as the Company’s independent registered public accounting firm continuously since we went public in 1954. Representatives of PwC will attend the 2025 Annual Meeting to make a statement if they desire to do so and to answer appropriate questions from shareholders.
The Audit Committee evaluated PwC’s performance, qualifications and independence in making its determination to reappoint PwC. The factors considered in the evaluation included:
■PwC’s performance during fiscal 2025 and in previous fiscal years, including the results of a management survey measuring (i) the quality of PwC’s services, (ii) the sufficiency of PwC’s resources, (iii) PwC’s communication skills and (iv) PwC’s independence and objectivity;
■PwC’s expertise and experience in the consumer-packaged goods industry;
■The experience, professional qualifications and education of the PwC engagement team;
■A review of PwC’s independence program and the processes it uses to maintain independence;
■The scope of PwC’s internal quality control program and the results of its most recent quality control reviews, including reviews by the Public Company Accounting Oversight Board and PwC’s peers; and
■The appropriateness of PwC’s fees for its professional services.
The Audit Committee has the sole authority to approve all engagement fees to be paid to PwC. The Audit Committee regularly meets with the lead audit partner without members of management present, and in executive session with only Audit Committee members present, which provides the opportunity for continuous assessment of the firm’s effectiveness and independence and for consideration of rotating audit firms. In accordance with SEC rules and PwC policies, the firm’s lead engagement partner rotates at least every five years. The Audit Committee and its Chair are involved in the selection of PwC’s lead engagement partner.
The Audit Committee and the Board of Directors believe that the continued retention of PwC to serve as the Company’s independent registered public accounting firm for fiscal 2026 is in the best interests of the Company and its shareholders. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey or our Articles or By-Laws, but as a matter of good corporate governance, the Board is submitting this proposal to shareholders. The affirmative vote of a majority of the votes cast at the meeting is required for ratification. Abstentions will not be counted as votes cast on this proposal. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another audit firm. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of Campbell and its shareholders.

Your Board of Directors Recommends a Vote “FOR” This Proposal

The Campbell’s Company | 2025 Proxy Statement	35

AUDIT MATTERS

Audit Firm Fees and Services

The aggregate fees, including expenses, billed by PwC, for professional services in fiscal 2025 and 2024 were as follows:

Services Rendered	Fiscal 2025	Fiscal 2024
Audit Fees	$4,995,000	$5,076,000
Audit-Related Fees	$28,000	$30,000
Tax Fees	$406,000	$1,000,000
All Other Fees	$18,000	$15,000
The audit fees for the years ended August 3, 2025 and July 28, 2024 include fees for professional services rendered for the audits of our consolidated financial statements and the effectiveness of our internal control over financial reporting, quarterly reviews, statutory audits, SEC filings, accounting consultations, and other compliance services required to be performed by our auditor. Audit fees for the year ended August 3, 2025 include the impact of the prior year Sovos Brands acquisition. Audit fees for the year ended July 28, 2024 also include the impact of the Sovos Brands acquisition and registration statements.
The audit-related fees for the years ended August 3, 2025 and July 28, 2024 relate to pension plan audits.
Tax fees for the years ended August 3, 2025 and July 28, 2024 include fees for services related to tax compliance, including the preparation of tax returns, tax assistance with tax audits, transfer pricing, and tax consulting. Tax fees for the year ended July 28, 2024 also included compliance and tax planning services associated with the Sovos Brands acquisition.
Other fees for the years ended August 3, 2025 and July 28, 2024 include fees associated with the use of accounting, disclosure and technical research software and the use of benchmarking services.
All audit, audit-related, tax and other fees described above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Pre-Approval Policy

Our Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.
During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled Audit Committee meeting, the Audit Committee has authority to delegate pre-approval authority to one of its members who must report on such pre-approval decisions at the Audit Committee’s next regular meeting. During fiscal 2025, the Audit Committee delegated authority to its Chair to pre-approve additional audit and non-audit services in an amount not to exceed $200,000.

Auditor Independence

Our Audit Committee discussed with PwC the firm’s objectivity and independence and PwC advised the committee that PwC is an independent accountant with respect to Campbell, within the meaning of Public Company Accounting Oversight Board Rule 3520 and that the members of its firm are not aware of any relationships between PwC and Campbell that, in their professional judgment, may reasonably be thought to bear on their independence. Furthermore, PwC has advised us that neither it nor any member of its firm has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. We have made similar inquiries of our directors and executive officers, and we have identified no such direct or indirect interest in PwC. Our Audit Committee also considered whether the provision of non-audit services by PwC to Campbell for the most recent fiscal year and the fees and costs billed and expected to be billed by PwC for those services are compatible with maintaining its independence.

Audit Committee Report

Management has primary responsibility for Campbell’s financial statements and the reporting process, including the system of internal control over financial reporting. Our role as the Audit Committee of Board of Directors is to oversee Campbell’s accounting and financial reporting processes, including the system of internal control over financial reporting, and audits of its financial statements.

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AUDIT MATTERS
Our duties include overseeing Campbell’s management, internal auditors and the independent registered public accounting firm in their performance of the following functions for which they are responsible:
Management
•Preparing Campbell’s financial statements in accordance with U.S. GAAP;
•Establishing and assessing effective financial reporting systems and internal controls and procedures; and
•Reporting on the effectiveness of Campbell's internal control over financial reporting.
Internal Auditors
•Independently assessing management's system of internal controls and procedures; and
•Reporting on the effectiveness of that system.
Independent Registered Public Accounting Firm
•Auditing Campbell’s financial statements;
•Issuing an opinion about the financial statements’ conformity with U.S. GAAP; and
•Annually auditing the effectiveness of Campbell’s internal control over financial reporting.
The Audit Committee discussed with the internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee reviewed with the internal auditors and independent registered public accounting firm, with and without members of management present, the results of their audits, their assessment of Campbell’s internal control over financial reporting and the overall quality of Campbell’s financial reporting.
Prior to Campbell’s filing of its Annual Report on Form 10-K for the fiscal year ended August 3, 2025 with the SEC, the Audit Committee also during the year:
•Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements;
•Reviewed and discussed with the independent registered public accounting firm the critical audit matter arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments;
•Reviewed and discussed with management and the independent registered public accounting firm the assessment by management and the independent registered public accounting firm of the adequacy and effectiveness of Campbell’s internal control over financial reporting;
•Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent registered public accountants’ communications with the Audit Committee;
•Received from the independent registered public accounting firm a written report stating that they are not aware of any relationships between the registered public accounting firm and Campbell that, in their professional judgment, may reasonably be thought to bear on their independence, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence;
•Discussed with the independent registered public accounting firm the firm’s objectivity and independence; and
•Considered whether the provision of non-audit services by the independent registered public accounting firm to Campbell for the most recent fiscal year and the fees and costs billed and expected to be billed by the independent registered public accounting firm for those services are compatible with maintaining its independence.
Based on the review and discussions described in this report, and subject to the limitations of the Audit Committee’s role and responsibilities outlined in this report, the Audit Committee recommended to the Board that Campbell’s audited consolidated financial statements be included in Campbell’s Annual Report on Form 10-K for the fiscal year ended August 3, 2025 for filing with the SEC.
Audit Committee
Howard M. Averill, Chair
Fabiola R. Arredondo
Bennett Dorrance, Jr.
Maria Teresa Hilado
Archbold D. van Beuren
Approved: September 17, 2025

The Campbell’s Company | 2025 Proxy Statement	37

ITEM 3 — ADVISORY VOTE ON FISCAL 2025 EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires that shareholders be given the opportunity to cast an advisory (non-binding) vote on executive compensation. This vote, commonly known as a “Say on Pay” vote, gives shareholders the opportunity to vote for or against named executive officer (“NEO”) compensation during a given fiscal year. Shareholders’ votes are not intended to address any specific item of the compensation program, but rather to address our overall approach to executive compensation as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail in the Compensation Discussion and Analysis beginning on page 39, our compensation program is designed to link pay to Company, division and individual performance, and reward achievements in those areas accordingly. The objectives of the executive compensation program are to:
■Align the financial interests of our NEOs with those of our shareholders, in both the short and long term;
■Provide incentives for achieving and exceeding our short-and long-term goals;
■Attract, motivate and retain key executives by providing total compensation opportunities that are competitive with opportunities offered by other companies in the food, beverage and consumer products industries; and
■Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization.
The Compensation and Organization Committee (“Compensation Committee”) of the Board of Directors annually reviews our compensation structure, including the apportionment of pay between fixed and at-risk compensation elements and the design of the incentive compensation programs, and reviews and approves the applicable performance metrics by which such at-risk compensation is paid. The Compensation Committee believes that our executive compensation program effectively implements our compensation principles and policies, achieves our compensation objectives and aligns the interests of the NEOs and shareholders. Please read the entire Compensation Discussion and Analysis beginning on page 39 for additional details about our executive compensation programs, including detailed information about fiscal year 2025 compensation of the NEOs.
The Board of Directors is asking shareholders to support our fiscal 2025 executive compensation program, as disclosed in this proxy statement. The vote required for approval of this proposal is a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast on this proposal. This vote on executive compensation is advisory, and therefore, will not be binding on The Campbell’s Company, the Compensation Committee or the Board of Directors, and it will not be construed as overruling any decision by the Company or the Board of Directors or creating or implying any change to, or additional fiduciary duties for, the Company or the Board of Directors.

Your Board of Directors Recommends a Vote “FOR” This Proposal and “FOR” the Following Resolution:

“RESOLVED, that the shareholders of The Campbell’s Company approve, on an advisory basis, the compensation paid to The Campbell’s Company’s named executive officers, as disclosed in the 2025 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the 2025 executive compensation tables and related narrative discussion.”

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
This CD&A describes our executive compensation program for the Chief Executive Officer (“CEO”), the former Chief Executive Officer (“former CEO”), the Chief Financial Officer (“CFO”), the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end (August 3, 2025), and one former executive officer who would have been one of the three most highly compensated executive officers at fiscal year-end if he had been serving as an executive officer at fiscal year-end (collectively with the
CEO, the former CEO, and the CFO, “named executive officers” or “NEOs”). The Compensation and Organization Committee (“Compensation Committee” or "Committee") of the Board of Directors oversees all aspects of NEO compensation, including annual incentive compensation under our Annual Incentive Plan (“AIP”) and long-term incentive compensation under our Long-Term Incentive Program (“LTI Program”). The fiscal 2025 NEOs are:

■Mick J. Beekhuizen	President and Chief Executive Officer, Former Executive Vice President and President, Meals & Beverages
■Mark A. Clouse	Former President and Chief Executive Officer
■Carrie L. Anderson	Executive Vice President and Chief Financial Officer
■Charles A. Brawley, III	Executive Vice President, General Counsel and Corporate Secretary
■Christopher D. Foley	Former Executive Vice President and President, Snacks
■Diane Johnson May	Executive Vice President and Chief People and Culture Officer
■Daniel L. Poland	Executive Vice President and Chief Enterprise Transformation Officer

WHAT HAPPENED IN 2025? Strategy and 2025 Financial Results 2025 Executive Compensation: Payouts CEO Transition	40

WHAT ARE OUR COMPENSATION PRACTICES? Compensation Objectives Compensation Principles and Policies Compensation Governance Results of 2024 Say on Pay Vote	41

HOW ARE COMPENSATION DECISIONS MADE? Role of the Compensation and Organization Committee Role of Management Role of Independent Compensation Consultant Peer Groups	42

HOW DO WE COMPENSATE OUR NEOs? Compensation Elements Base Salary Annual Incentive Compensation Long-Term Incentive Compensation Fiscal 2025 Long-Term Incentive Program Awards with Performance Periods Ending in Fiscal 2025 Retirement Plans and Other Benefits	45

HOW DO WE MANAGE RISKS RELATED TO OUR COMPENSATION PROGRAM? Risk Assessment — Incentive Compensation Programs Executive Stock Ownership Tax Implications Trading Campbell's Securities Timing of Equity Grants Incentive Compensation Clawback Policies	54

The Campbell’s Company | 2025 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

1	WHAT HAPPENED IN 2025?

Strategy and 2025 Financial Results

Our strategy is built around four pillars that position us to achieve Top-Tier Performance for our shareholders, as reflected below.
In fiscal 2025, we continued to advance our key strategic initiatives and to evolve our operating model while navigating a dynamic macroeconomic environment. We completed the integration of Sovos Brands, which has brought incremental growth. We also launched our new Growth Office to drive innovation and growth.
Fiscal 2025 was a 53-week year. On September 3, 2025, we announced our fiscal 2025 financial results, which included:
•Net sales of $10.253 billion, an increase of 6% versus 2024
•Organic net sales of $9.332 billion, a decrease of 1% versus 2024
•Earnings before interest and taxes (“EBIT”) of $1.124 billion, an increase of 12% versus 2024
•Adjusted EBIT of $1.487 billion, an increase of 2% versus 2024
•Earnings per share (“EPS”) of $2.01, an increase of 6% versus 2024
•Adjusted EPS of $2.97, a decrease of 4% versus 2024
•Cash flows from operations of $1.131 billion, versus $1.185 billion in 2024
•Meals & Beverages net sales and operating earnings increased 15% and 10%, respectively, versus 2024
•Snacks net sales and operating earnings decreased 4% and 14%, respectively, versus 2024
These results reflect our focus on execution in a dynamic operating environment. We are confident that our focus on day-to-day execution and the actions we are taking to strengthen our foundation will lead to sustainable, profitable growth.
More information on our business performance in fiscal 2025 is available in our 2025 Form 10-K, which is included in the 2025 Annual Report to Shareholders that accompanies this proxy statement. Information on items impacting comparability is available in Appendix A, which also provides a reconciliation of organic net sales, adjusted EBIT and adjusted EPS, which are non-GAAP measures, to their most comparable GAAP measures.

2025 Executive Compensation: Payouts

Our financial performance in fiscal 2025 met the threshold metrics that were established by the Committee under the AIP, as discussed, beginning on page 47. Final payouts reflect the performance versus predetermined goals as well as the Committee’s judgment. Based on our results and the Committee’s overall evaluation of Company performance in fiscal 2025 including its assessment of market share performance and sustainability and community goals, the Committee approved the Total Company Performance Score payout at 74% of target.
Our TSR performance over the three-year performance period ending in fiscal 2025 was ranked 8th in the 11-company Performance Peer Group, resulting in the TSR performance-restricted share units with a performance period ending in fiscal 2025 vesting at 50% of target. See pages 49 - 52 for additional information.
Our adjusted EPS performance over the three-year performance period ending in fiscal 2025 was based upon attainment of a cumulative three-year adjusted EPS CAGR target of 3.3%. Excluding the impact of tariffs in fiscal 2025, we achieved a 1.6% adjusted EPS CAGR for the relevant performance period, resulting in the EPS performance-restricted share units with a performance period ending in fiscal 2025 vesting at 48% based upon our adjusted EPS CAGR performance. See pages 49 - 52 for additional information.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

CEO Transition

In December 2024, our Board appointed Mick J. Beekhuizen as President and Chief Executive Officer, effective February 1, 2025, to replace Mark A. Clouse, who informed the Company of his retirement, effective January 31, 2025. Mr. Beekhuizen served as Executive Vice President and President, Meals & Beverages of the Company prior to his appointment as President and Chief Executive Officer.
As discussed further below, Mr. Beekhuizen’s target compensation as CEO is consistent with our underlying compensation philosophy for NEOs and with the Committee’s compensation objectives, principles and policies. Upon his appointment as CEO, on February 1, 2025, Mr. Beekhuizen’s fiscal 2025 compensation package was adjusted as follows:
•annual base salary of $1,200,000 per year; and
•AIP target of 150% of base salary (pro-rated for fiscal 2025).
Mr. Beekhuizen also received a long-term incentive grant of $2,240,000 on February 1, 2025, which consisted of 30% EPS performance restricted stock units, 30% TSR performance restricted stock units and 40% time-lapse restricted stock units. The EPS and TSR performance restricted stock units will vest, assuming attainment of threshold performance goals, on September 30, 2027, based on the achievement of predetermined performance goals. The time-lapse restricted stock units vest 1/3 per year, over a 3-year period, on each of September 30, 2025, September 30, 2026 and September 30, 2027.
In setting Mr. Beekhuizen’s compensation, the Committee reviewed CEO benchmarks within the Compensation Peer Group and established a compensation package that was consistent with these benchmarks and that the Committee believed was appropriate and necessary to motivate and retain Mr. Beekhuizen in his new role as CEO.
The compensation arrangements for Mr. Beekhuizen are further described throughout this CD&A.

2	WHAT ARE OUR COMPENSATION PRACTICES?

Compensation Objectives

The objectives of our executive compensation program are to:
•Align the financial interests of the NEOs with those of our shareholders, in both the short and long term;
•Provide incentives for achieving and exceeding our short-term and long-term goals;
•Attract, motivate and retain our key executives by providing total compensation opportunities that are competitive with opportunities offered by other companies in the food, beverage and consumer products industries; and
•Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization. Individual performance is rated based upon demonstrated leadership skills, accomplishment of objectives, business unit, or functional accountabilities and personal contributions.

Compensation Principles and Policies

The Compensation and Organization Committee annually reviews and approves the principles and policies for executive compensation. In fiscal 2025, the Committee reviewed the compensation principles and policies and determined that no changes were required. The current compensation principles and policies are:
•Campbell offers a total compensation package that is designed to link pay to Company, business unit and individual performance and to attract, motivate and retain the caliber of talent needed to deliver successful business performance in absolute terms and relative to competition;
•Compensation levels are set after comparing Campbell’s pay levels and practices to the practices of the Compensation Peer Group (see page 43), which is reviewed annually by the Committee;
•Campbell targets total annual compensation, consisting of salary, annual incentives and long-term incentives, to approximate the market median to enable the Company to recruit and retain executive talent. A regression analysis is also reviewed to provide supplemental data reflecting the differences in the total revenue of various peer companies compared to our total revenue. Our competitive position is reviewed annually by the Committee. An individual executive’s salary, target annual incentive and target long-term incentives may be higher or lower than the approximate market median due to a number of factors including the scope of the individual’s job responsibilities, his or her individual contributions and experience, business performance and job market conditions;
•Annual incentive payments are based on our performance compared to the goals established at the beginning of the fiscal year in designated measurement areas relating to our financial and enterprise priorities for that year. The Committee evaluates performance compared to the annual goals to establish the AIP pool and uses its judgment to make any adjustments;

The Campbell’s Company | 2025 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
•Long-term incentive grants are delivered in a combination of performance-restricted share units and time-lapse restricted share units, with the mix varying by level of responsibility within the organization; and
•Senior executives have a substantial portion of their compensation at risk, based upon the achievement of the performance goals for annual incentive payments and the performance goals for long-term incentives. To further align the interests of our senior executives with those of shareholders, a higher proportion of the incentive compensation delivered to senior executives is through performance-based long-term incentives that are paid out depending upon our financial performance (see pages 49 - 52 for a description of the LTI Program).

Compensation Governance

Our executive compensation program reflects the following best practices:

WE DO	WE DO NOT
Maintain a strong alignment between corporate performance and compensation	Have an employment agreement with our CEO or any other executive officers
Annually review the risk profile of our compensation programs and maintain risk mitigators	Pay dividends or dividend equivalents to NEOs on unearned equity awards
Use an independent compensation consultant retained directly by the Compensation and Organization Committee	Reprice stock options without the approval of Campbell shareholders
Use “double‑trigger” change in control provisions in all change in control agreements with our NEOs	Provide tax gross ups in any change in control agreement
  Have clawback policies for mandatory incentive compensation recoupment in the event of an accounting restatement and discretionary recoupment under certain circumstances outside of an accounting restatement and have performance share award agreements that allow for award clawback in the event of a breach of duty of loyalty
Allow any directors, officers, or employees to hedge Campbell common stock
Maintain robust stock ownership guidelines for all executive officers	Allow any directors or executive officers to pledge Campbell common stock

Results of 2024 Say on Pay Vote

At the 2024 Annual Meeting of Shareholders, we held our annual shareholder advisory vote on executive compensation, or “Say on Pay” vote. Ninety-six percent (96%) of the votes cast were in favor of the “Say on Pay” proposal.
As the Committee evaluated our compensation principles and policies during fiscal 2025, it was mindful of this favorable outcome and our shareholders’ strong support of our compensation objectives and compensation programs. The Committee has maintained its general approach to executive compensation and made no material changes in fiscal 2025 to the compensation principles and policies or the objectives of our compensation program in response to the results of the “Say on Pay” vote.

3	HOW ARE COMPENSATION DECISIONS MADE?

Role of the Compensation and Organization Committee

The Committee has overall responsibility for our executive compensation program. The Committee annually reviews compensation strategy, principles and policies, including the apportionment of pay between fixed compensation and incentive compensation elements, and the design of incentive compensation programs. The Committee approves all compensation and benefits for our executive officers (including current executive officers who are NEOs) and Company executives with base salaries in excess of $600,000 per year, authorizes the aggregate amount of annual incentive awards for all eligible participants under the AIP and the LTI Program, and authorizes the CEO to allocate awards to other participants under the AIP and the LTI Program, up to an aggregate amount. Pursuant to the terms of its charter, the Committee is authorized to delegate any of its responsibilities to subcommittees as it deems appropriate, subject to the requirements of applicable laws, regulations and shareholder approved plans. The Committee has delegated to the Chair of the Committee the authority to approve compensation actions for executive officers between Committee meetings when necessary for business continuity purposes.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
A subcommittee consisting of the Chair of the Committee and either the independent Board Chair or another independent director must jointly approve any equity grants made to executive officers between meetings.
Following the completion of the fiscal year, the Committee reviews the performance of the NEOs and approves each executive’s annual incentive payment for the just-completed fiscal year and certifies the vesting of long-term incentive awards for performance periods ending as of the just-completed fiscal year. The Committee also reviews and approves the base salary, annual incentive target and long-term incentive grant for the current fiscal year. This review of all major elements of executive compensation at one time provides the Committee with a comprehensive analysis of the target dollar amount of compensation that would be delivered by each element of compensation, assuming that the required performance goals are attained.
The Committee also reviews major organizational changes and reviews our succession planning and leadership development processes.

Role of Management

It is our customary practice for the CEO, with input from the Executive Vice President and Chief People and Culture Officer, to provide recommendations to the Committee on compensation actions for our executive officers (except for actions related to their own compensation) and on potential changes in the design of executive compensation programs, which the Committee then reviews with its independent compensation consultant. In September 2024, then-CEO Mr. Clouse recommended to the Committee compensation actions for all of the Company’s executive officers (other than his own position), including the NEOs. The recommendations included fiscal 2024 AIP awards, base salaries and LTI grants for fiscal 2025. In September 2025, Mr. Beekhuizen, who was promoted to CEO in February 2025, recommended to the Committee fiscal 2025 AIP awards and base salaries and LTI grants for fiscal 2026 for the Company’s executive officers (other than his own position), including the NEOs. See CEO Transition on page 41 for more information about Mr. Beekhuizen’s appointment to CEO.

Role of Independent Compensation Consultant

Pursuant to its charter, the Committee is authorized to engage an outside advisor to assist in the design and evaluation of our executive compensation program, as well as to approve the fees paid to such advisor and other terms of the engagement. Prior to the retention of an outside advisor, the Committee assesses the prospective advisor’s independence, taking into consideration all relevant factors, including those factors specified in the Nasdaq listing standards.
FW Cook has been the Committee’s independent compensation consultant since fiscal 2014. Each year the Committee reviews the performance of FW Cook. FW Cook does not provide us with any services other than advising the Committee on executive compensation and advising the Governance Committee on non-employee director compensation. The Committee did not engage any other compensation advisor in fiscal 2025. At the direction of the Committee, FW Cook provided advice on CEO compensation, compensation trends, governance issues and other matters of interest to the Committee during fiscal 2025. The Committee assessed FW Cook’s independence, taking into account a number of factors such as: (1) the provision of other services to Campbell by FW Cook; (2) the amount of fees received from Campbell by FW Cook as a percentage of the total revenue of FW Cook; (3) FW Cook’s policies and procedures to prevent conflicts of interest; (4) any business or personal relationship between FW Cook and the members of the Committee; (5) any ownership of Campbell stock by the individuals at FW Cook performing consulting services for the Committee; and (6) any business or personal relationship between FW Cook or the individuals performing consulting services for the Company and any Campbell executive officer. FW Cook provided the Committee with appropriate assurances regarding its independence. Based on this analysis, the Committee has concluded that FW Cook has been independent throughout its service to the Committee and that there are no conflicts of interest.

Peer Groups

The Committee identifies both a Compensation Peer Group and a Performance Peer Group (which is a subset of the Compensation Peer Group) in designing and determining executive compensation. The Committee uses the Compensation Peer Group to evaluate the competitiveness of executive compensation and uses the Performance Peer Group to measure our relative TSR performance.
The Compensation Peer Group consists of companies in the food, beverage and consumer products industries with whom we primarily compete for executive talent. The Performance Peer Group includes the companies in the Standard & Poor’s Packaged Foods Group, which are independently selected by Standard & Poor’s (“S&P”) based upon the similarities of the companies’ businesses in the packaged foods industry.
Companies that are added to or deleted from the S&P Packaged Foods Group are automatically added to, or deleted from, the Performance Peer Group.
The composition of the Compensation Peer Group is reviewed and approved by the Committee each fiscal year after obtaining advice from its independent compensation consultant. For fiscal 2025, following its review, the Committee added WK Kellogg Co to the Compensation Peer Group following Kellogg Company’s split into Kellanova and WK Kellogg Co in October 2023. Kellanova had previously replaced Kellogg Company in the Performance Peer Group at the time of the split. The Committee also replaced Johnson & Johnson Company with Kenvue Inc., as it spun off the consumer products division from Johnson & Johnson Company and is a closer match to

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
Campbell from an industry and size perspective. The Committee also removed Anheuser-Busch Companies, Inc. and Treehouse Foods, Inc., as they are not considered active competitors for our talent.
In fiscal 2025, the Committee compared our target total compensation levels with levels at the companies in the Compensation Peer Group identified in the table below. A regression analysis is also reviewed to provide supplemental data reflecting the differences in the total revenue of various peer companies compared to our total revenue. The Committee believes that use of the Compensation Peer Group is the most effective method to evaluate and set the compensation needed to attract, motivate and retain the executive talent needed to manage our businesses and operations successfully, because these are the primary companies with which we compete for senior executives. Use of this peer group also provides a broad database that allows Campbell to obtain accurate, representative survey information for a majority of its positions.
The Committee also reviewed the Performance Peer Group in fiscal 2025 and continues to believe that it is the appropriate group in Campbell’s industry against which to measure our TSR performance. TSR performance of the companies in the Compensation Peer Group that are not in the packaged foods industry is more likely to be affected by economic developments that do not affect the packaged foods industry. The Committee annually reviews the Performance Peer Group to ensure that there will be a sufficient number of comparison companies at the end of the three-year LTI performance cycle in the event some of the companies are acquired, go bankrupt or are eliminated due to unforeseen events. The companies currently in the S&P Packaged Foods Group are noted in the table below; this list is also readily available through S&P. The Committee and management exercise no discretion in selecting the companies that are included in the S&P Packaged Foods Group.
Fiscal 2025 Compensation Peer Group & Performance Peer Group

■The Clorox Company (CLX)
■The Coca-Cola Company (KO)
■Colgate-Palmolive Company (CL)
■Conagra Brands, Inc.(1) (CAG)
■Flowers Foods, Inc. (FLO)
■General Mills, Inc.(1) (GIS)
■The Hershey Company(1) (HSY)
■Hormel Foods Corporation(1) (HRL)
■The J.M. Smucker Company(1) (SJM)

■Kellanova(1) (K)
■Kenvue, Inc. (KVUE)
■Keurig Dr Pepper Inc. (KDP)
■Kimberly-Clark Corporation (KMB)
■The Kraft Heinz Company(1) (KHC)
■Mars, Inc.
■McCormick & Company, Inc.(1) (MCK)
■Mondelez International, Inc.(1) (MDLZ)
■Nestle USA, Inc. ■PepsiCo, Inc. (PEP) ■Post Holdings, Inc. (POST) ■The Procter & Gamble Company (PG) ■S.C. Johnson & Son, Inc. ■Tyson Foods, Inc.(1) (TSN) ■Unilever United States, Inc. ■WK Kellogg Co (KLG)

(1)These companies, plus Campbell, constitute the entire S&P Packaged Foods Group, the Performance Peer Group used to measure TSR performance for calculation of the payout of TSR performance-restricted share units under the LTI Program.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

4	HOW DO WE COMPENSATE OUR NEOS?

Compensation Elements

The primary components of our executive compensation and benefits programs are summarized in the following table:

Element		Purpose/Objective	Additional Info

Fixed	Base Salary
■Provide a base level of compensation that is competitive in relation to the responsibilities of each executive’s position to attract the talent needed to successfully manage our business and execute our strategies
Page 46

At Risk	Annual Cash Incentive	■Motivate and reward the achievement of annual operating plan goals ■Recognize individual contribution, measured by the impact on the performance of the Company, division, function or team	Pages 46 - 49

Long-Term Equity Incentive
■Motivate and reward executives based upon our success in delivering value to our shareholders
■Retain the executive talent necessary to successfully manage our business and execute our strategies
■Align pay with performance metrics that impact long-term value creation
Pages 49 - 52

Benefits	Retirement Programs	■Provide retirement benefits at competitive levels consistent with programs for our broad-based employee population	Page 52

Post-Termination Compensation and Benefits
■Provide market-competitive benefits to attract the talent needed to successfully manage our business and execute our strategies
■Provide a reasonable measure of financial stability in the event of involuntary termination or change in control
Pages 69 - 72

	Benefits and Perquisites	■Provide market-competitive benefits and perquisites to attract the talent needed to successfully manage our business and execute our strategies	Page 53

The proportion of compensation delivered in each of these elements is designed to:
■put more compensation at risk based upon Company or business unit and individual performance for NEOs, whose performance is more likely to influence the results of the executive’s business unit or function, or the results of the Company as a whole;
■align NEO compensation with shareholder value creation through long-term incentives based on relative and absolute total shareholder return;
■provide consistency over time in the proportion of compensation opportunity among the elements, while varying actual pay based upon Company, business unit and individual performance; and
■be competitive with the practices of the Compensation Peer Group in order to attract, motivate and retain key executives.

Our NEOs have a substantial portion of their target compensation at risk:
CEO (1)
Other NEOs
(1) Reflects the target compensation at risk for our current CEO, Mr. Beekhuizen.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Base Salary

The Committee considers a number of factors in determining individual base salaries for the NEOs, including the scope of an individual’s job responsibilities, his or her individual contributions and experience, business performance, job market conditions, the overall Company salary budget, and the individual’s current base salary as compared with those of persons in similar positions at other companies in the Compensation Peer Group, as well as within the Company. Targets for annual incentive payments are a percentage of base salary. Each NEO, other than the CEO, who was employed at the time of the LTI grants has a long-term incentive target that is also expressed as a percentage of his or her base salary.
Individual salaries for NEOs are reviewed each September by the Committee when it conducts its annual review of executive performance. Merit increases, for executives other than the CEO, are generally based on the CEO’s and the Committee’s assessment of individual performance.
In September 2024, the Committee reviewed the base salaries for all of the NEOs. The Committee decided to increase the fiscal 2025 base salaries for each of Messrs. Clouse and Beekhuizen and for Mses. Anderson and Johnson May by 3.0%, overall generally in line with the average base salary increases for our U.S.-based salaried employees. The Committee decided to increase Mr. Poland’s base salary by 10.5% and Mr. Brawley’s salary by 15.0%, respectively, which included an increase generally in line with the average base salary increases for our U.S.-based salaried employees and, for Mr. Poland, an additional increase for his time in role and breadth of responsibilities and, for Mr. Brawley, an additional increase to bring his base salary closer to market median as compared to those persons in similar positions at other companies in our Compensation Peer Group.
Additionally, the Committee increased Mr. Beekhuizen’s base salary to $1,200,000 upon his promotion to President and CEO on February 1, 2025.
The amount of base salary paid to each of the NEOs in fiscal 2025 is presented in the 2025 Summary Compensation Table on page 56.

Annual Incentive Compensation

In fiscal 2025, all NEOs were eligible to receive an annual incentive award under The Campbell’s Company Annual Incentive Plan (“AIP”). Awards to NEOs under the AIP are determined based on Company and/or division performance (as applicable) and individual performance, as illustrated in the table below.
A narrative discussion of each component follows.

Final Award
Annual Incentive Target	Total Company Performance Score*	Individual Award Determination

The Committee sets a target percentage for each NEO based on competitive market data. The target percentages for all AIP-eligible participants are applied to individual base salaries.	The score is determined by the Committee based on an assessment of the Company’s performance versus pre-established financial goals and the quality of the results. The full range of possible scores is 0-200%.	This is determined by the Committee, in the case of the CEO, and the Committee with input from the CEO for the other NEOs. The range of possible scores is 0-150%.

In all events, capped at 200% of an individual’s AIP target

*    AIP awards for NEOs who are division leaders are determined using a score that is weighted 30% on the assessment of total Company performance and 70% on the assessment of the division’s performance. The CEO has the discretion to determine the performance scores for each of the Company's divisions.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
Annual Incentive Target
Each year, the Committee establishes a competitive annual incentive target under the AIP, expressed as a percentage of base salary, for each NEO. The AIP target percentages are at or near the size-adjusted median for similar executive positions at companies in the Compensation Peer Group. The maximum payout under the AIP for any individual is 200% of his or her target.
The Committee reviewed the fiscal 2025 AIP targets for Messrs. Clouse, Brawley and Poland and Ms. Johnson May and determined that no changes were warranted to the targets for fiscal 2025. For Messrs. Beekhuizen and Foley and Ms. Anderson, based upon the recommendation of the Committee’s independent compensation consultant, to be competitive with the benchmarks within the Compensation Peer Group, the Committee increased Ms. Anderson’s target from 90% to 100%, and Messrs. Beekhuizen and Foley’s targets from 90% to 100%.
Additionally, the Committee increased Mr. Beekhuizen’s fiscal 2025 AIP target to 150% upon his promotion to President and CEO on February 1, 2025.
The fiscal 2025 annual incentive targets for the NEOs were:

Name	Fiscal 2025 Annual Incentive Target (% of Base Salary)	Fiscal 2025 Annual Incentive Target ($)
Mick J. Beekhuizen(1)	125%	$1,500,000
Mark A. Clouse(2)	90%	$1,161,000
Carrie L. Anderson	100%	$807,300
Charles A. Brawley, III	80%	$483,200
Christopher D. Foley	100%	$848,800
Diane Johnson May	80%	$515,040
Daniel L. Poland	80%	$592,000
(1) The target percentage of base salary and target dollar amount for Mr. Beekhuizen is based on the portion of the fiscal year he spent in his prior and current roles. The full annual target for Mr. Beekhuizen as CEO is 150% of his base salary of $1,200,000, or $1,800,000.
(2) The target percentage of base salary and target dollar amount for Mr. Clouse is based on the portion of the fiscal year he spent in his role prior to his retirement. Prior to his departure from the Company, the full target for Mr. Clouse was 180% of his base salary of $1,290,000, or $2,322,000.
Fiscal 2025 Total Company Performance Score
Fiscal 2025 was a year in which we planned to continue to execute against our strategic plan by focusing on the growth of our Snacks and Meals & Beverages businesses, to continue pursuing our multi-year cost savings and supply chain productivity initiatives, to deliver composite-weighted market share growth within both divisions, and to deliver progress against certain sustainability and community goals.
Considering the foregoing, the Committee chose to base the fiscal 2025 Total Company Performance Score for the AIP on three financial metrics – net sales, adjusted EBIT and free cash flow – and established the performance targets set forth in the table below (dollars in millions).

	Performance Targets
Metric Weighting	Threshold	Target	Over-Achievement	Exceptional
Net Sales (40%)	$9,986	$10,459 - $10,564	$11,247	$11,457
Adjusted EBIT (40%)	$1,429	$1,556 - $1,619	$1,714	$1,746
Free Cash Flow (20%)	$610	$704 - $732	$826	$862
The performance targets set forth above aligned with the Company’s internal operating plan and externally provided net sales and adjusted EBIT guidance that we set for fiscal 2025 and were designed to be challenging to achieve. For each of the Net Sales and Adjusted EBIT metrics, threshold performance results in a 50% payout of target funding, for the Free Cash Flow Metric, threshold performance results in 25% funding, and for all metrics, performance within the target range results in a 100% payout of target funding, over achievement results in a 175% payout of target funding, and exceptional performance results in 200% funding; straight-line interpolation is used between points to determine the actual payout.
In establishing the metrics, performance targets and payout ranges for the fiscal 2025 Total Company Performance Score at the beginning of the fiscal year, the Committee recognized that there would be continued volatility in commodity and input prices in fiscal 2025, and more normalized demand levels and elevated inflation levels would likely have continued macro-economic impacts throughout fiscal 2025. In recognition of this continuing uncertain environment, the Committee decided to maintain reduced leverage in the overall performance schedules via the wider ranges around the target goals.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
Given the importance of strategic and sustainability priorities, the Committee decided to use composite market share and progress against certain community and sustainability goals as qualitative performance qualifiers.
The Committee believes that linking the fiscal 2025 AIP to net sales, adjusted EBIT and free cash flow appropriately incents the management team to take the necessary steps to continue growth in our Snacks and Meals & Beverages businesses and continue to deliver cost savings and network optimization. It established the performance targets and payout ranges described above to incent management to deliver its external outlook, which the Committee believed would help the Company establish a solid foundation for future business growth.
The table below summarizes our fiscal 2025 performance for AIP purposes. Adjusted EBIT is a non-GAAP measure and excludes certain items impacting comparability. Free cash flow is an internal metric that measures net cash provided by operating activities less capital expenditures and certain investing and financing activities.

(dollars in millions)	Fiscal 2025 AIP Performance	Performance Assessment	Score	Weighting	Weighted Contribution to Total Company Performance Score
Net Sales	$10,253	Threshold	81%	40%	32%
Adjusted EBIT	$1,487	Threshold	75%	40%	30%
Free Cash Flow	$652	Threshold	58%	20%	12%
Formulaically, the Total Company Performance Score provided for a payout equal to 74% of target. The Committee retains discretion to adjust the Total Company Performance Score for quality of results and other factors as it deems appropriate, but did not exercise such discretion in fiscal 2025. Once the performance metrics review was complete, the Committee performed a review of the quality of the fiscal 2025 results to determine if any adjustments were necessary to the overall payout. In evaluating the quality of results, the Committee considered composite market share performance and progress against certain sustainability and community goals. The Company's composite market share performance and progress against certain sustainability and community goals were generally in-line with expectations and the Committee evaluated these performance qualifiers neutrally.
Fiscal 2025 CEO and NEO Annual Incentive Compensation
Mick J. Beekhuizen
In September 2025, the Committee evaluated Mr. Beekhuizen’s fiscal 2025 performance, taking into account the Company’s performance in fiscal 2025 against the metrics established for the AIP, for which Mr. Beekhuizen, as our CEO, has ultimate oversight and responsibility. The Committee also evaluated Mr. Beekhuizen’s individual performance, as assessed by all independent directors on the Board through the CEO evaluation process, which among other things, noted Mr. Beekhuizen’s strong strategic leadership in an ongoing challenging environment; delivery of financial results generally in line with external guidance; the successful integration of Sovos Brands; clear and transparent communication with the
Board and other stakeholders; and improving the Company’s supply chain. Based on this review, the Committee established Mr. Beekhuizen’s fiscal 2025 AIP award as shown in the table below. Mr. Beekhuizen’s target shown below reflects the portion of the year spent in his prior and current roles. For purposes of determining the fiscal 2025 AIP award for Mr. Beekhuizen, the Committee used a score for the first six months of the fiscal year that was weighted 30% on the assessment of total Company performance and 70% on the assessment of the Meals & Beverages division. For the second half of the fiscal year, the Committee used a score that was based on total Company performance.

Name	Fiscal 2025 Annual Incentive Target		Fiscal 2025 Performance Score		Fiscal 2025 Individual Performance Score		Fiscal 2025 Annual Incentive Award
Mick J. Beekhuizen	$1,500,000	x	83%	x	100%	=	$1,241,250
Mark A. Clouse
In September 2025, the Committee evaluated Mr. Clouse’s fiscal 2025 performance for the portion of the year in which he served as CEO, taking into account the Company’s performance in the first half of fiscal 2025 against the metrics established for the AIP, for which Mr. Clouse, as our then-CEO, had ultimate oversight and responsibility. The Committee also evaluated Mr. Clouse’s individual performance. Based on this review, the Committee established Mr. Clouse’s fiscal 2025 AIP award as shown in the table below.

Name	Fiscal 2025 Annual Incentive Target		Fiscal 2025 Company Performance Score		Fiscal 2025 Individual Performance Score		Fiscal 2025 Annual Incentive Award
Mark A. Clouse	$1,161,000	x	74%	x	100%	=	$859,140

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
Other NEOs
Each NEO has individual performance goals for fiscal 2025 against which his or her individual performance was assessed. Mr. Beekhuizen provided the Committee with his assessment of each NEO’s fiscal 2025 performance and achievement relative to his or her individual performance goals. In providing the Committee with his assessment, Mr. Beekhuizen noted the following individual accomplishments for each NEO: Ms. Anderson's leadership in the areas of cash flow management and cost savings programs, the successful integration of Sovos Brands and her leadership in advancing key strategic corporate development initiatives; Mr. Brawley’s oversight of legal, regulatory and compliance, government relations and security functions, as well as his work with the
Board on corporate governance matters; Mr. Foley’s leadership in advancing the Company’s strategic agenda, and efforts on brand innovations; Ms. Johnson May's leadership in talent acquisition and retention and the successful integration of Sovos Brands; and Mr. Poland's leadership in key supply chain improvement initiatives, successful integration of Sovos Brands and strategic assistance with M&A initiatives. Based on the individual performance of Ms. Anderson, Mr. Brawley, Mr. Foley, Ms. Johnson May, and Mr. Poland, Mr. Beekhuizen recommended, and the Committee reviewed and approved, the AIP payouts as shown in the table below.

Name	Fiscal 2025 Annual Incentive Target		Fiscal 2025 Performance Score		Fiscal 2025 Individual Performance Score		Fiscal 2025 Annual Incentive Award
Carrie L Anderson(1)	$807,300	x	74%	x	100%	=	$597,402
Charles A. Brawley, III(1)	$483,200	x	74%	x	105%	=	$375,446
Christopher D. Foley(2)	$848,800	x	57%	x	100%	=	$485,514
Diane Johnson May(1)	$515,040	x	74%	x	115%	=	$438,299
Daniel L. Poland(1)	$592,000	x	74%	x	100%	=	$438,080
(1)For purposes of determining the fiscal 2025 AIP award for Mses. Anderson and Johnson May and Messrs. Brawley and Poland, the Committee used a score that was based on total Company performance.
(2)AIP awards for NEOs who are division leaders are determined using a score that is weighted 30% on the assessment of total Company performance and 70% on the assessment of the division’s performance. For purposes of determining the fiscal 2025 AIP award for Mr. Foley, the Committee used a score that was weighted 30% on the assessment of total Company performance and 70% on the assessment of the Snacks division.

Long-Term Incentive Compensation

Long-term incentives are typically equity awards, although cash-based awards may be made in limited circumstances. Equity grants are typically approved by the Committee each September, which is near the beginning of our fiscal year. Individual grants are based on the executive’s level of responsibility, possession of critical skills, individual performance and future leadership potential as assessed in our human resources organization planning process.
The components of the LTI Program have evolved over time and are modified periodically to further the goals of the program. In fiscal 2020, the Committee decided to stop issuing stock options to the executive officers to simplify the design of the LTI program, while believing that the mix of performance and time-lapse restricted units provided strong shareholder alignment. All shares paid out under our LTI Program are treasury shares that were previously issued and outstanding.

Fiscal 2025 Long-Term Incentive Program

Each NEO, other than the CEO, who was employed at the time of the LTI grants has a long-term incentive target that is expressed as a percentage of his or her base salary. These targets, on average, are designed to deliver total direct compensation that approximates the market median, in accordance with our Compensation Principles and Policies. The Committee reviews the LTI targets for each NEO annually. The Committee did not make any changes to the fiscal 2025 LTI targets for Messrs. Beekhuizen or Foley or Ms. Anderson when it reviewed these targets in February 2024. The Committee increased Mr. Poland's target from 170% to 185%, decreased Ms. Johnson May’s target from 195% to 185%, and increased Mr. Brawley’s target from 170% to 185% to better align with overall market median and align targets among the Company’s functional leaders. The fiscal 2025 long-term incentive targets for our NEOs are set forth in the table below:

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Name	Fiscal 2025 LTI Target (% of Base Salary)	Fiscal 2025 LTI Target ($)
Mick J. Beekhuizen(1)	250%	$2,060,000
Carrie L. Anderson	250%	$1,959,375
Charles A. Brawley	185%	$971,250
Christopher D. Foley	250%	$2,060,000
Diane Johnson May	185%	$1,156,250
Daniel L. Poland	185%	$1,238,575
(1) The target percentage of base salary and target dollar amount for Mr. Beekhuizen reflects the targets for his role as Executive Vice President and President, Meals & Beverages.
For Mr. Clouse’s fiscal 2025 LTI target, in September 2024 the Committee approved an increase in the long‑term incentive award value from $8,600,000 to $9,500,000. The increase was intended to better position Mr. Clouse’s target total direct compensation versus the peer median and to create greater focus on longer‑term operating goals and sustained changes in shareholder value, thereby enhancing alignment with shareholders.
Awards granted under our long‑term incentive program in fiscal 2025 to our NEOs consisted of a combination of performance‑restricted share units and time‑lapse restricted share units, as follows:
•TSR performance‑restricted share units, which are earned based upon our TSR performance over the three‑year performance period compared to the TSRs of the other companies in the Performance Peer Group;
•EPS performance‑restricted share units, which are earned based upon achievement of our adjusted EPS compound annual growth rate (CAGR) goal, measured over a three‑year performance period; and
•Time‑lapse restricted share units, which vest ratably over three years based on continuous service with the Company.
In fiscal 2025, each NEO who participated in the LTI Program received 30% of their long‑term incentive opportunity in TSR performance‑restricted share units, 30% in EPS performance‑restricted share units and 40% in time‑lapse restricted share units. There is no payment of dividends on restricted share units during the restriction period; instead, accumulated dividend equivalents will be paid in cash at the end of the restriction period on the units that ultimately vest. The long‑term incentive awards that were granted to our NEOs during fiscal 2025 appear in the table below, and a description of each component that was granted in fiscal 2025 or that vested in whole or in part based on our fiscal 2025 performance appears in the narrative discussion following the table.
In October 2024 Messrs. Beekhuizen, Brawley, Foley and Poland and Mses. Anderson and Johnson May were granted awards in excess of their target amount based on the recommendation of Mr. Clouse and the Committee’s evaluation of their performance. Mr. Beekhuizen was granted an award at 120% of his target. Mr. Brawley was granted an award at 105% of his target. Mr. Foley was granted an award at 120% of his target, Mr. Poland was granted an award at 105% of his target, Ms. Anderson was granted an award at 115% of her target and Ms. Johnson May was granted an award at 110% of her target.

Name	TSR Performance- Restricted Share Units	EPS Performance- Restricted Share Units	Time‑Lapse Restricted Share Units	LTI Grant Value on Date of Grant*
Mick J. Beekhuizen	14,647	14,647	19,530	$2,471,959
Mark A. Clouse	56,291	56,291	75,054	$9,500,011
Carrie L. Anderson	13,351	13,351	17,802	$2,253,238
Charles A. Brawley, III	6,043	6,043	8,057	$1,019,840
Christopher D. Foley	14,647	14,647	19,530	$2,471,959
Diane Johnson May	7,536	7,536	10,048	$1,271,826
Daniel L. Poland	7,706	7,706	10,275	$1,300,533
*    Value for grants made on October 1, 2024 is based on a stock price of $50.63, which was the average closing price of Campbell common stock over the final 20 trading days in September 2024. The grant date fair value of share units, as shown in the 2025 Summary Compensation Table on page 56 and the 2025 Grants of Plan‑Based Awards table on page 59, is different than the value in the table above because the grant date fair value is based on a Monte Carlo valuation in the case of the TSR performance‑restricted share units and the closing share price on the date of the grant for each of the time‑lapse restricted share units and EPS performance‑restricted share units.
As discussed in CEO Transition on page 41, in February 2025, Mr. Beekhuizen received a LTI grant of $2,240,000 in connection with his promotion to CEO. On February 1, 2025, the Committee awarded Mr. Beekhuizen a grant of 22,776 time-lapse restricted share units, 17,082 TSR performance-restricted share units and 17,082 performance-restricted share units. For more information on this award, see the 2025 Grants of Plan Based Award Table on page 59.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
TSR Performance‑Restricted Share Units
In fiscal 2025, the Committee granted 30% of long‑term incentive awards to the NEOs in the form of TSR performance‑restricted share units. The Committee believed that it was appropriate to include an element that compared our performance to an external peer group, and that linking a portion of long‑term compensation to our TSR performance aligns the interests of NEOs with those of our shareholders. TSR performance‑restricted share units are paid out based upon our TSR performance over a three‑year period compared to the TSRs of the other companies in the Performance Peer Group over the same three‑year period. At the time of payment, the Committee can exercise negative discretion in determining our ranking under the TSR performance‑restricted share unit portion of the program in the event of unusual or infrequently occurring circumstances.
The grants made in fiscal 2025 have a fiscal 2025‑2027 performance period. Based on the current composition of the Performance Peer Group, which has 11 companies, including Campbell, the percentage of target TSR units granted in fiscal 2025 that will be paid out at the end of the performance period based upon our TSR performance ranking is illustrated in the chart below. However, payouts are capped at 100% for negative TSR performance, regardless of ranking:

Campbell’s TSR Performance Rank	1	2	3	4	5	6	7	8	9	10	11
Percentage Payout	200%	200%	175%	150%	125%	100%	75%	50%	0%	0%	0%
EPS Performance‑Restricted Share Units
In fiscal 2025, the Committee granted 30% of long‑term incentive awards to the NEOs in the form of EPS performance‑restricted share units. The Committee believed that it was appropriate to include an element that measured our performance in alignment with our long‑term strategic plan and is viewed by shareholders as a primary driver of value creation. The Committee believed that linking a portion of long‑term compensation to our long‑term EPS performance aligns the interests of NEOs with those of our shareholders.
EPS performance‑restricted share units are paid out based upon our adjusted EPS compound annual growth rate (CAGR), measured over a three‑year performance period, provided that the adjusted EPS CAGR goals established at the time of grant are achieved. At the time of payment, the Committee can exercise negative discretion in determining our payout under the EPS performance‑restricted share unit portion of the program in the event of unusual or infrequently occurring circumstances.
The grants made in fiscal 2025 have a fiscal 2025‑2027 performance period. The payout of the EPS performance‑restricted share units will range between 0% and 200%. At the time of grant, the Committee established a cumulative three‑year adjusted EPS CAGR target of 6% and allowed for an adjustment of the adjusted EPS CAGR target under certain circumstances, including for transactions. Consistent with the terms of the award, the Committee equitably adjusted the adjusted EPS CAGR target from 6% to 5.8% to reflect the impact of completed divestitures that were not contemplated at the time of approval of the original target. The percentage of target EPS units granted in fiscal 2025 that will be paid out at the end of the performance period based upon attainment of our adjusted EPS CAGR goal is illustrated in the chart below:

Adjusted EPS CAGR for Fiscal 2025‑Fiscal 2027	<2.8%	3.8%	4.8%	5.8%	6.8%	7.8%	8.8%
Percentage Payout	0%	33%	67%	100%	133%	167%	200%
Time‑Lapse Restricted Share Units
In fiscal 2025, the Committee granted long‑term incentive awards to the NEOs in the form of time‑lapse restricted share units. Time‑lapse restricted share units will vest in equal installments on each of the first three anniversaries of the grant date and are paid out two months following the end of each fiscal year provided that the NEO meets the service requirements. The Committee intends for the time‑lapse restricted share units to be a retention tool.
In addition to the grants that are made as part of the annual long‑term incentive program, the Committee may also grant time‑lapse restricted share units to NEOs in other limited circumstances, typically (1) at the start of their employment with us in recognition of their forfeiture of long‑term incentive grants from their prior employer, (2) as additional compensation when an NEO is promoted into a new role or given additional responsibilities, or (3) as an additional retention tool.
For more information on these awards, see the 2025 Grants of Plan‑Based Awards Table on page 59.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Awards with Performance Periods Ending in Fiscal 2025

TSR Performance‑Restricted Share Units
TSR performance‑restricted share units were granted in October 2022 as part of the fiscal 2023 LTI Program. These units had a fiscal 2023‑2025 performance period. For the fiscal 2023‑2025 performance period, the percentage of target TSR performance‑restricted share units that were paid out was based upon our TSR performance ranking as illustrated in the chart below.

Campbell’s TSR Performance Rank	1	2	3	4	5	6	7	8	9	10	11
Percentage Payout	200%	200%	175%	150%	125%	100%	75%	50%	0%	0%	0%

•Our cumulative three‑year TSR of -27.9% ranked 8th versus the peer group.
•Based on the above criteria and our TSR performance ranking, the payout for TSR performance‑restricted share units for the fiscal 2023‑2025 performance period was 50% of the target amount.
EPS Performance‑Restricted Share Units
EPS performance‑restricted share units were granted in October 2022 as part of the fiscal 2023 LTI Program. These units had a fiscal 2023‑2025 performance period. At the time of grant, the Committee established a cumulative three‑year adjusted EPS CAGR target of 5.0% and allowed for an adjustment of the adjusted EPS CAGR target under certain circumstances, including for transactions. Consistent with the terms of the award, the Committee equitably adjusted the adjusted EPS CAGR target from 5.0% to 3.3% to reflect the impact of completed acquisitions and divestitures that were not contemplated at the time of approval of the original target.
Given the unanticipated and changing nature of tariffs imposed by the U.S. and reciprocal tariffs by its trading partners, and the limited ability to adapt to such tariffs in the short time after their implementation, the Compensation Committee determined to exclude the impact of tariffs when reviewing the Company’s fiscal 2025 adjusted EPS performance, which resulted in an increase to the payout from 41% to 48% of the target amount. For the fiscal 2023‑2025 performance period, the percentage of target EPS performance‑restricted share units that were paid out was based upon our adjusted EPS CAGR performance ranking as illustrated in the chart below.

Adjusted EPS CAGR for Fiscal 2023‑Fiscal 2025	< 0.2%	1.2%	2.2%	3.3%	4.4%	5.4%	6.4%
Percentage Payout	0%	33%	67%	100%	133%	167%	200%

•Our adjusted EPS CAGR performance over the three-year performance period ending in fiscal 2025 was 1.6%
•Based on the above criteria, the payout for EPS performance‑restricted share units for the fiscal 2023‑2025 performance period was 48% of the target amount.

Retirement Plans and Other Benefits

Pension Plans
Eligible NEOs participate in one qualified, defined benefit pension plan, the Company’s Retirement and Pension Plan (“Qualified Plan”) and in one non‑qualified, defined benefit pension plan, the Company’s Supplemental Employees’ Retirement Plan (“SERP”). The Qualified Plan provides funded, tax-qualified benefits up to applicable annual limits allowed under the Internal Revenue Code for full-time U.S. employees who commenced employment with us prior to January 1, 2011. The SERP is an unfunded, non-qualified executive retirement plan which is intended to provide the benefits that are not payable under the Qualified Plan based on statutory compensation limits or due to an NEO’s deferral of compensation. All defined benefit pension plans were closed to new participants, effective December 31, 2010. The only NEO who was eligible for the Qualified Plan and the SERP in fiscal 2025 was Mr. Foley.
Although closed to new participants, we maintain the Qualified Plan and the SERP as a means to retain eligible employees and to provide them with a competitive level of pension benefits. The retirement plans provide eligible employees, including the eligible NEOs, the opportunity to plan for future financial needs during retirement. Under the Qualified Plan, the actual pension benefit is calculated on the same basis for all participants, and is based upon the eligible NEO’s:
•length of service;
•covered compensation (for example, base salary and annual incentive payments under the AIP); and
•age at retirement.

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
Time-lapse restricted share units, performance-restricted share units and stock options, as well as any extraordinary remuneration, are not included in the calculation of the pension benefit under the Qualified Plan. For a more detailed discussion of the retirement plans and the accumulated benefits under these plans, see the 2025 Pension Benefits table and the accompanying narrative beginning on page 64.
Deferred Compensation Plan
The Company’s Supplemental Retirement Plan provides an opportunity for eligible U.S.-based participants, including the NEOs, to save for future financial needs. In addition, NEOs who were hired or promoted into an eligible salary grade on or after January 1, 2011 but before October 1, 2024 were eligible to receive an Executive Retirement Contribution to their Supplemental Retirement Account. Messrs. Clouse, Beekhuizen, Brawley, Foley and Poland and Mses. Anderson and Johnson May were eligible for the Executive Retirement Contribution in fiscal 2025. The Executive Retirement Contribution is a credit to the participant’s Supplemental Retirement Plan account. The amount of the Executive
Retirement Contribution is calculated on the same basis for all participants using covered compensation (for example, base salary and annual incentive payments under the AIP) and is subject to vesting criteria. Effective October 1, 2024, the Executive Retirement Contribution was closed to new participants in the eligible salary grade and the Company will cease to credit current participants with Executive Retirement Contributions as of October 1, 2029. For a more detailed discussion of the deferred compensation arrangements relating to the NEOs, including the Executive Retirement Contribution, see the 2025 Nonqualified Deferred Compensation table and accompanying narrative beginning on page 67.
Perquisites
Our Personal Choice Program provides quarterly cash payments to certain NEOs in lieu of Company sponsored programs for items such as tax or estate planning services or financial planning services. The Committee believes that these payments are appropriate to reimburse executives for financial and tax planning services or other purposes so that the executives are not distracted from devoting their time and energy to their responsibilities to the Company.
We also provided Mr. Clouse with a $150,000 allowance for personal use of an aircraft leased by the Company through an arrangement with NetJets, Inc. (“NetJets“). The Committee believed this was appropriate to enhance productivity for both the CEO and the Company, and allow the CEO a more convenient way to integrate work and life responsibilities. In addition, depending on availability, family members and personal guests of executive officers may travel on company aircraft to accompany executives who are traveling.
In connection with his employment in 2022, we offered Mr. Poland a stipend of $2,500 per pay period less applicable taxes to assist him with commuting and living expenses in the Camden, New Jersey area which will continue for the duration of his employment. In connection with her employment in 2021, we offered Ms. Johnson May a stipend of $2,500 per pay period less applicable taxes to assist her with commuting and living expenses in the Camden, New Jersey area which will continue for the duration of her employment. For additional information on all perquisites provided to the NEOs in fiscal 2025, please see the 2025 Summary Compensation Table and accompanying footnotes, which begin on page 56.
Severance Plans
Each executive officer who reports to the CEO, including each of the NEOs, are participants in the Company’s Executive Severance Pay Plan (the “Executive Severance Plan”). The Executive Severance Plan provides a maximum payment of two times base salary if the executive is involuntarily terminated without cause. This payment and benefit level was determined primarily by reference to the amount of time customarily required for employees who are involuntarily terminated without cause to find other employment. We believe that, due to the relative scarcity of senior executive roles, employees at higher levels in the organization generally need more time to locate comparable positions elsewhere than employees at lower levels. Assurance of a reasonable measure of financial security in the event of involuntary termination is important to candidates for executive positions, and the extent of the severance benefits offered by Campbell in comparison with those available at other companies is sometimes a significant factor in their evaluations of the attractiveness of opportunities at Campbell.
Mr. Foley is currently receiving severance benefits under the Executive Severance Plan. Mr. Clouse was not eligible to receive severance benefits upon his retirement. For a more detailed discussion of severance arrangements, see Potential Payments Upon Termination or Change in Control beginning on page 69.
Change in Control Benefits
We have entered into “double‑trigger” Amended and Restated Change in Control Severance Protection Agreements (“CIC Agreements”) with each of the NEOs. The CIC Agreements provide for severance pay and continuation of certain benefits should an applicable termination of employment occur in connection with and within two years following a change in control. The Committee believes that the CIC Agreements are necessary in order to retain stability in the senior executive team in the event there is a threatened or actual change in control.
The CIC Agreements’ double‑trigger provisions require the occurrence of the following two events in order for an executive to receive payments and benefits: (1) a change in control; and (2) the executive’s employment must be terminated involuntarily and without cause (or terminated voluntarily for good reason) within two years following a change in control.
None of our current CIC Agreements with the NEOs provides “gross‑up” payments to cover any federal excise taxes owed on change in control‑related severance payments and benefits. For a more detailed discussion of these CIC Agreements, see Potential Payments Upon Termination or Change in Control, beginning on page 69. The CIC Agreements with Messrs. Clouse and Foley expired when they ceased to be employed by the Company. We also have change in control provisions in our AIP, our long‑term incentive plans and our U.S. retirement plans, and these provisions apply equally to all participants in the plans, including the NEOs.

The Campbell’s Company | 2025 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

5
HOW DO WE MANAGE RISKS RELATED TO OUR COMPENSATION PROGRAM?

Risk Assessment — Incentive Compensation Programs

Each year, the Committee reviews the risk profile of our compensation programs. Management completes, for review by the Committee, an assessment of our compensation programs on a global basis, with a focus on incentive compensation programs. The Committee believes that our compensation programs do not create risks that are likely to have a material adverse effect on the Company. The Committee’s assessment was based on numerous factors, including:
•the compensation governance process that we have established;
•the relative size of the potential payouts in the aggregate and for any individual;
•the inclusion of a “cap” on the maximum payouts to any individual;
•the appropriate balance of fixed versus variable and cash versus equity compensation;
•the use of multiple metrics in the respective incentive programs; and
•the potential for incentive compensation to be recouped pursuant to the Company’s Clawback Policies, as described on page 55.

Executive Stock Ownership

We require NEOs to own shares to further align their interests with those of shareholders. It is our policy that NEOs achieve an ownership stake that represents a significant multiple of their base salaries. Until the ownership level is achieved, NEOs must retain at least half of the after‑tax value of each equity award in shares of Campbell stock upon the vesting of restricted share units or exercise of options. All NEOs that are currently employed by the Company are compliant with the retention requirements, and all have either met or are making meaningful progress toward their respective ownership standard. Progress toward a designated ownership standard is measured annually.
The share ownership requirements for NEOs are listed below. The ownership standard is expressed as a multiple of salary that is determined based on organization level or salary grade. Establishing ownership standards as a multiple of base salary links the program with pay actions (i.e., base salary increases), and ensures that ownership objectives remain competitive. The ownership multiples have been set at market median.
Stock Ownership Requirement as Multiple of Base Salary

CEO		6.0x

Other NEOs	3.5x
Executives may count toward these requirements the value of shares beneficially owned and shares and share units that are deferred and fully vested in the 401(k) plan and other deferred compensation programs. Unvested restricted share units
(including unvested performance‑restricted share units) and unexercised stock options are not counted in calculating ownership.

Tax Implications

U.S. federal income tax law prohibits us from taking a tax deduction for certain compensation paid in excess of $1 million to certain executive officers (and, beginning in 2018, certain former executive officers). The Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

Trading Campbell's Securities

We have adopted The Company’s Amended and Restated Insider Trading Policy (“Insider Trading Policy”) that governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, as well as by the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. It is our policy to prohibit all directors, officers and employees from hedging or offsetting the economic risk associated with fully owned shares, restricted share units and unexercised stock options that are granted as compensation or held directly or indirectly by the director, officer or employee. The Insider Trading Policy

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COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
provides that no director, officer (including any executive officer) or employee may purchase securities or other financial instruments that “hedge”, or are designed to “hedge”, the value of any security issued by Campbell, its subsidiaries or affiliates, including phantom stock or stock units. The Insider Trading Policy defines “hedge” as any security transaction that reduces the risk on an already existing investment position in a Campbell security, including the purchase or sale of options, puts, calls, straddles, equity swaps or other derivatives linked to a Campbell security. In addition, in‑and‑out trading involving holding of securities for brief periods and other speculative transactions in Campbell securities are strictly prohibited by the
Insider Trading Policy. Directors and officers of Campbell are prohibited by law from making any short sale (i.e., sale of securities not owned at the time of sale) of Campbell’s stock. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10‑K for the year ended August 3, 2025.
We also have a policy that prohibits pledging of shares by directors and executive officers, with an exception for pledge arrangements that were established prior to September 25, 2013. No executive officers or directors have any existing pledge agreements.

Timing of Equity Grants

We do not grant stock options or similar equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, nor do we time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar equity awards during periods in which there is material nonpublic information about our Company, including (i) outside a “trading window” established in connection with the public release of earnings information under our Insider Trading Policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8‑K that discloses material nonpublic information. These restrictions do not apply to restricted stock, restricted stock units, performance units, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. The Committee eliminated the granting of stock options from its executive compensation program in 2020 in order to simplify the design of the LTI program. However, historically, stock options were granted with an exercise price equal to the closing market price of our common stock on the date of grant.

Incentive Compensation Clawback Policies

Since 2017, the Company has had an Incentive Compensation Clawback Policy (“Clawback Policy”) in place to align our compensation practices with our shareholders’ interests and ensure that incentive compensation is based upon accurate financial information. Our Clawback Policy, which covers all executive officers (including the NEOs), allows for recovery of cash and equity incentive compensation in the event the Company is required to prepare a material accounting restatement due to fraud or intentional misconduct. Beginning in fiscal 2022, we expanded the provisions in our long‑term performance incentive award agreements to provide for a three‑year clawback after vesting (and forfeiture of awards before vesting) if an executive breaches his or her duty of loyalty to the Company. Additionally, in 2025, we updated our Clawback Policy to allow for recovery of cash and equity incentive compensation (both time-based and performance-based) from an executive officer (including the NEOs) in the event of fraud, intentional misconduct or material violation of law or a Company policy regardless of whether the event results in a restatement of the Company’s financial statements. The Committee has sole discretion to determine whether and how to apply the Clawback Policy.
We also have a separate clawback policy that provides for recoupment of certain incentive‑based compensation in the event the Company is required to prepare an accounting restatement of its financial statements due to material non‑compliance with any financial reporting requirement under the federal securities laws. This policy is intended to comply with Section 10D of the Exchange Act, the rules promulgated thereunder and the applicable listing standards of Nasdaq.
COMPENSATION AND ORGANIZATION COMMITTEE REPORT
The Compensation and Organization Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on such reviews and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and Organization Committee
Marc B. Lautenbach, Chair
Grant H. Hill
Sarah Hofstetter
Mary Alice D. Malone, Jr.
Kurt T. Schmidt
Approved: September 17, 2025

The Campbell’s Company | 2025 Proxy Statement	55

EXECUTIVE COMPENSATION TABLES

2025 Summary Compensation Table

The following Summary Compensation Table provides information concerning the fiscal 2025 compensation of our Chief Executive Officer, Former Chief Executive Officer, Chief Financial Officer, the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end (August 3, 2025), and one former executive officer who would have been one of the three most highly compensated executive officers at fiscal year end if he had been serving as an executive officer at fiscal year end (collectively, “named executive officers” or “NEOs”). Information is only included for Mr. Brawley and Ms. Johnson May for those years within the last three fiscal years in which the individual was a NEO. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Mick J. Beekhuizen President and Chief Executive Officer	2025	$1,013,831	$—	$4,366,663	$1,241,250	$—	$335,616	$6,957,360
	2024	$820,000	$—	$2,351,781	$693,396	$—	$307,466	$4,172,643
	2023	$795,292	$—	$2,817,599	$801,000	$—	$306,409	$4,720,300
Mark A. Clouse Former President and Chief Executive Officer	2025	$664,015	$—	$8,932,730	$859,140	$—	$600,519	$11,056,404
	2024	$1,245,292	$—	$8,427,265	$1,758,300	$—	$829,143	$12,260,000
	2023	$1,202,833	$—	$7,301,734	$2,468,400	$—	$726,855	$11,699,822
Carrie L. Anderson Executive Vice President and Chief Financial Officer	2025	$803,677	$—	$2,118,689	$597,402	$—	$267,282	$3,787,050
	2024	$778,125	$—	$2,296,622	$550,193	$—	$230,532	$3,855,472
	2023	$361,823	$1,500,000	$2,003,882	$390,575	$—	$71,817	$4,328,097
Charles A. Brawley, III Executive Vice President, General Counsel and Corporate Secretary	2025	$591,846	$—	$958,942	$375,446	$—	$185,985	$2,112,219

Christopher D. Foley Former Executive Vice President and President, Snacks	2025	$844,985	$—	$2,324,350	$485,514	$—	$214,408	$3,869,257
	2024	$779,833	$—	$2,057,846	$426,235	$184,850	$255,727	$3,704,491
	2023	$689,291	$—	$1,607,218	$825,930	$46,475	$225,284	$3,394,198
Diane Johnson May Executive Vice President, Chief People and Culture Officer	2025	$640,908	$—	$1,195,880	$438,299	$—	$280,000	$2,555,087
	2024	$565,753	$—	$2,644,231	$429,000	$—	$276,895	$3,915,879
Daniel L. Poland Executive Vice President, Chief Enterprise Transformation Officer	2025	$729,154	$—	$1,222,874	$438,080	$—	$310,339	$2,700,447
	2024	$665,208	$—	$2,941,237	$480,433	$—	$318,278	$4,405,156
	2023	$640,625	$—	$1,178,905	$618,000	$—	$251,149	$2,688,679
(1)Ms. Anderson joined the Company during fiscal 2023. The amounts reported in this column for fiscal 2023 for Ms. Anderson represent one-time cash payments in recognition of the forfeiture of her annual bonus and equity awards from her prior employment.
(2)The amounts reported in this column represent the aggregate grant date fair value of all stock awards granted to each NEO, calculated in accordance with FASB ASC Topic 718, for the listed fiscal year. The assumptions we used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2025 Form 10-K.
The amounts reported in the Summary Compensation Table for the performance-based awards assume a future payout at the target level, which we believe is the probable outcome of the performance conditions at the time of grant. However, this may not represent the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, a NEO realizes value with respect to these performance-based awards will depend on our TSR performance and adjusted EPS CAGR performance and the NEO’s continued employment. If our performance results in a future payout at the maximum level (200% of target), the aggregate grant date fair value of the performance-based stock awards granted in fiscal 2025 would have been as follows: Mr. Beekhuizen, $5,078,332; Ms. Anderson, $2,515,569; Mr. Brawley, $1,138,610; Ms. Johnson May, $1,419,918; and Mr. Poland, $1,451,949.
The amounts reported in the Summary Compensation Table for time-lapse stock awards assume the service conditions will be met and the awards will vest. Whether, and to what extent, a NEO realizes value with respect to these time-lapse stock awards will depend on the NEO’s continued employment.

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EXECUTIVE COMPENSATION TABLES
A portion of all stock awards shown above for Messrs. Clouse and Foley will be eligible to vest based on the length of time they were employed during the applicable performance period. The remaining portions of each award will be forfeited due to their failure to meet the service-based vesting conditions. The aggregate grant date fair value of the awards that will be forfeited by Messrs. Clouse and Foley, and the aggregate grant date fair value of the awards that will be eligible to vest is set forth in the table below. Whether and to what extent the awards partially vest will ultimately depend on our TSR performance and adjusted EPS CAGR performance and the extent to which the service-based vesting conditions are met. Mr. Clouse’s employment with the Company ended on January 31, 2025, and Mr. Foley’s employment with the company ended on July 28, 2025.

Name	Fiscal Year Granted	Grant Date Fair Value of Forfeited Awards	Grant Date Fair Value of Awards Eligible to Vest
Mark A. Clouse	2025	$8,932,730	$0
	2024	$2,850,452	$4,478,046
	2023	$999,851	$4,433,528

Name	Fiscal Year Granted	Grant Date Fair Value of Forfeited Awards	Grant Date Fair Value of Awards Eligible to Vest
Christopher D. Foley	2025	$1,460,025	$864,325
	2024	$613,929	$1,175,622
	2023	$66,373	$1,129,628
For additional information on grant date fair value and estimated future payouts of stock awards, see the 2025 Grants of Plan-Based Awards table on page 59, and to see the value of stock awards actually realized by the NEOs in fiscal 2025, see the 2025 Option Exercises and Stock Vested table on page 63.
(3)The amounts reported in this column for each NEO reflect the amounts earned and paid under the AIP. Payments under the AIP were determined as described in the CD&A beginning on page 46.
(4)The change in pension amounts reported for fiscal 2025 are comprised of changes between July 29, 2024 and August 3, 2025 in the actuarial present value of the accumulated pension benefits for eligible NEOs. Eligible NEOs receive pension benefits under the same formula applied to all eligible U.S.-based salaried employees. The only eligible NEO for these pension benefits in fiscal 2025 was Mr. Foley. The actuarial value of pension benefits for Mr. Foley decreased by $262,250 for fiscal 2025. The assumptions used in calculating the change in pension value are described on page 66. The values reported in this column are theoretical, as those amounts are calculated pursuant to SEC requirements and are based on assumptions used in preparing our consolidated audited financial statements for the years ended August 3, 2025 and July 28, 2024. The Qualified Plan and SERP utilize different methods of calculating actuarial present value for the purpose of determining a lump-sum payment, if any, to be paid under each pension plan. The change in pension value from year to year as reported in the table is subject to market volatility and may not represent the value that a NEO will actually accrue under the Qualified Plan and the SERP, as applicable, during any given year. The material provisions of our pension plans and deferred compensation plans are described on pages 52-53. No NEO received above-market earnings (as this term is defined by the SEC) on their nonqualified deferred compensation accounts during fiscal 2025.
(5)The amounts reported in this column reflect, for each NEO, the sum of (i) the incremental cost to Campbell of all perquisites and other personal benefits; (ii) any amounts contributed by Campbell to the applicable 401(k) plan and any 401(k) supplemental program, which are part of our deferred compensation plans; (iii) Campbell’s executive retirement contributions; (iv) any premiums paid by Campbell for executive long-term disability benefits; and (v) any other amounts received by the NEO.

The Campbell’s Company | 2025 Proxy Statement	57

EXECUTIVE COMPENSATION TABLES
The following tables outline those (i) perquisites and other personal benefits and (ii) all other additional compensation required by the SEC rules to be separately quantified:

Name	401(k) Company Contribution	401(k) Supplemental Company Contribution(a)	Executive Retirement Contribution(b)	Other(c)	Total
Mick J. Beekhuizen	$24,500	$97,224	$173,892	$40,000	$335,616
Mark A. Clouse	$10,419	$160,778	$247,048	$182,274	$600,519
Carrie L. Anderson	$24,500	$72,381	$138,401	$32,000	$267,282
Charles A. Brawley, III	$27,448	$35,957	$90,580	$32,000	$185,985
Christopher D. Foley	$14,000	$38,117	$130,291	$32,000	$214,408
Diane Johnson May	$22,107	$51,498	$109,395	$97,000	$280,000
Daniel L. Poland	$27,831	$61,974	$123,534	$97,000	$310,339
(a)See page 67 for a description of the supplemental 401(k) program.
(b)This amount is unvested and is subject to forfeiture if the vesting criteria are not met. See page 67 for a description of the Executive Retirement Contribution.
(c)The amounts in this column represent the perquisites provided to each NEO, including $150,000 of expenses associated with Mr. Clouse’s personal use of an aircraft leased through NetJets at the applicable hourly rate charged to the Company by NetJets and $8,274 in post-termination payments, a $65,000 stipend payment to Mr. Poland to assist with living expenses in the Camden, NJ area, a $65,000 stipend payment to Ms. Johnson May to assist with living expenses in the Camden, NJ area, $40,000 in benefits paid to Mr. Beekhuizen under our Personal Choice Program, $32,000 in benefits paid to each of Messrs. Brawley, Foley and Poland and Mses. Anderson and Johnson May under our Personal Choice Program, and $24,000 in benefits paid to Mr. Clouse under our Personal Choice Program. See page 53 for a description of our Personal Choice Program.
In addition, Mr. Foley is entitled to payments in fiscal 2026 and beyond that are subject to certain conditions that were not satisfied as of August 3, 2025 and are not reflected above. The amount is $1,761,778 and includes continued payment of base salary, continued insurance benefits (life and health) at active employee rates through July 2027, and fees associated with outplacement services. The salary and benefit amounts will be paid through the Company’s bi-weekly payroll process.

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EXECUTIVE COMPENSATION TABLES

2025 Grants of Plan-Based Awards

The table below shows the awards granted to our NEOs during fiscal 2025 under the AIP and LTI Program

				Estimated Future Payouts Under Non‑Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: # of Shares or Stock Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name		Grant Date	Committee Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mick J. Beekhuizen	PSU-TSR Grant	2/1/2025	12/2/2024	—	—	—	8,541	17,082	34,164	—	$497,018
	PSU-EPS Grant	2/1/2025	12/2/2024	—	—	—	8,541	17,082	34,164	—	$662,269
	RSU Grant	2/1/2025	12/2/2024	—	—	—	—	—	—	22,776	$883,026
	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	7,323	14,647	29,294	—	$671,550
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	7,323	14,647	29,294	—	$708,329
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	19,530	$944,471
	AIP	—	—	$0	$1,500,000	$3,000,000	—	—	—	—	—
Mark A. Clouse	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	28,145	56,291	112,582	—	$2,580,886
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	28,145	56,291	112,582	—	$2,722,233
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	75,054	$3,629,611
	AIP	—	—	$0	$1,161,000	$2,322,000	—	—	—	—	—
Carrie L. Anderson	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	6,675	13,351	26,702	—	$612,130
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	6,675	13,351	26,702	—	$645,654
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	17,802	$860,905
	AIP	—	—	$0	$807,300	$1,614,600	—	—	—	—	—
Charles A. Brawley, III	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	3,021	6,043	12,086	—	$277,066
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	3,021	6,043	12,086	—	$292,239
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	8,057	$389,637
	AIP	—	—	$0	$483,200	$966,400	—	—	—	—	—
Christopher D. Foley	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	7,323	14,647	29,294	—	$671,550
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	7,323	14,647	29,294	—	$708,329
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	19,530	$944,471
	AIP	—	—	$0	$848,800	$1,697,600	—	—	—		—
Diane Johnson May	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	3,768	7,536	15,072	—	$345,518
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	3,768	7,536	15,072	—	$364,441
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	10,048	$485,921
	AIP	—	—	$0	$515,040	$1,030,080	—	—	—	—	—
Daniel L. Poland	PSU-TSR Grant	10/1/2024	9/18/2024	—	—	—	3,853	7,706	15,412	—	$353,312
	PSU-EPS Grant	10/1/2024	9/18/2024	—	—	—	3,853	7,706	15,412	—	$372,662
	RSU Grant	10/1/2024	9/18/2024	—	—	—	—	—	—	10,275	$496,899
	AIP	—	—	$0	$592,000	$1,184,000	—	—	—	—	—
The amounts listed under the Estimated Future Payouts under Non-Equity Incentive Plan Awards columns represent the minimum, target and maximum payouts for each executive for fiscal 2025 under the AIP.
(1)The Committee sets dollar targets for grants to NEOs under the LTI Program. The dollar targets may be expressed as a percentage of salary or as some other amount and converted to units based upon Campbell’s average closing stock price during the last 20 trading days in September 2024, which was $50.63 for the fiscal 2025 grants made on October 1, 2024. The performance period for each of the TSR performance-restricted share units and EPS performance-restricted share units granted during fiscal 2025 is fiscal years 2025-2027, and these grants represent 60% (30% TSR performance-restricted share units and 30% EPS performance-restricted share units) of each NEO’s fiscal 2025 LTI award. The target units were credited to the NEOs on the grant date. For units granted in fiscal 2025, dividend equivalents will not be paid on the units during the applicable performance period. Instead, accumulated dividend equivalents will be paid in cash on the restricted share units that vest at the end of the performance period when the grants are paid out.
The Committee certifies the attainment of performance goals, and any earned shares are distributed to participants following the end of the applicable performance period. See the description in the CD&A beginning on page 47 for information about targets, performance goals and payment of shares. The grants have specific rules related to the treatment of the units in the event of termination for cause, voluntary resignation, retirement, involuntary termination and change in control. These provisions are described under Potential Payments Upon Termination or Change in Control beginning on page 69.
(2)The amounts reported in this column represent the grant date fair value of the stock awards granted in fiscal 2025, calculated in accordance with FASB ASC Topic 718. The grant date is established once the performance target is defined and communicated to participants which, in the case of the TSR performance-restricted share units and EPS performance-restricted share units granted during fiscal 2025 was October 1, 2024. The assumptions we used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2025 Form 10-K.

The Campbell’s Company | 2025 Proxy Statement	59

EXECUTIVE COMPENSATION TABLES

2025 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and restricted share units by each of the NEOs at fiscal year-end.
This table includes exercisable stock options, unvested time-lapse restricted share units, unvested performance-restricted share units (TSR and EPS) and unvested equity incentive plan awards. Each equity grant is shown separately for each NEO. The market value of stock awards is based on the closing market price of our common stock on August 1, 2025, which was $32.33. The performance-restricted share units, which were initially granted on October 1, 2022, October 1, 2023 and October 1, 2024, are subject to specific goals during the applicable performance period as explained in the CD&A beginning on page 47. The footnotes below the table describe the vesting schedules.
For additional information about the awards, see the description of the LTI Program in the CD&A beginning on page 47.

	Option Awards						Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options(#) Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date for Restricted Shares	Number of Shares or Units of Unvested Stock (#)		Market Value of Shares or Units of Unvested Stock ($)	Equity Incentive Plan Awards: Number of Shares or Units of Unvested Stock (#)		Equity Incentive Plan Awards: Market Value of Shares or Units of Unvested Stock ($)
Mick J. Beekhuizen							2/1/2025	—		—	8,541	(6)	$276,131
							2/1/2025	—		—	8,541	(3)	$276,131
							10/1/2024	—		—	7,323	(6)	$236,753
							10/1/2024	—		—	7,323	(3)	$236,753
							10/1/2023	—		—	8,397	(5)	$271,475
							10/1/2023	—		—	8,397	(2)	$271,475
							10/1/2022	8,262	(4)	$267,110	—		—
							10/1/2022	8,606	(1)	$278,232	—		—
							10/1/2024	19,530	(7)	$631,405	—		—
							10/1/2023	14,929	(7)	$482,655	—		—
							10/1/2022	7,651	(7)	$247,357	—		—
							2/1/2025	22,776	(7)	$736,348	—		—
Mark A. Clouse	1/22/2019	182,005			$35.0500	1/22/2029
	1/22/2019	150,000			$35.0500	1/22/2029
							10/1/2023	—		—	13,374	(5)	$432,381
							10/1/2023	—		—	13,374	(2)	$432,381
							10/1/2022	16,653	(4)	$538,391	—		—
							10/1/2022	17,347	(1)	$560,829	—		—
							10/1/2023	53,496	(7)	$1,729,526	—		—
							10/1/2022	19,826	(7)	$640,975	—		—
Carrie L. Anderson							10/1/2024	—		—	6,675	(6)	$215,803
							10/1/2024	—		—	6,675	(3)	$215,803
							10/1/2023	—		—	8,200	(5)	$265,106
							10/1/2023	—		—	8,200	(2)	$265,106
							10/1/2024	17,802	(7)	$575,539	—		—
							10/1/2023	14,579	(7)	$471,339	—		—
							3/1/2023	12,868	(7)	$416,022	—		—
Charles A. Brawley, III							10/1/2024	—		—	3,021	(6)	$97,669
							10/1/2024	—		—	3,021	(3)	$97,669
							10/1/2023	—		—	1,326	(5)	$42,870
							10/1/2023	—		—	1,326	(2)	$42,870
							10/1/2022	1,058	(4)	$34,205	—		—
							10/1/2022	1,103	(1)	$35,660	—		—
							10/1/2024	8,057	(7)	$260,483	—		—
							10/1/2023	3,538	(7)	$114,384	—		—
							10/1/2022	1,471	(7)	$47,557	—		—
							12/1/2023	12,300	(7)	$397,659	—		—

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EXECUTIVE COMPENSATION TABLES

	Option Awards						Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options(#) Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date for Restricted Shares	Number of Shares or Units of Unvested Stock (#)		Market Value of Shares or Units of Unvested Stock ($)	Equity Incentive Plan Awards: Number of Shares or Units of Unvested Stock (#)		Equity Incentive Plan Awards: Market Value of Shares or Units of Unvested Stock ($)
Christopher D. Foley							10/1/2024	—		—	2,034	(6)	$65,759
							10/1/2024	—		—	2,034	(3)	$65,759
							10/1/2023	—		—	4,490	(5)	$145,162
							10/1/2023	—		—	4,490	(2)	$145,162
							10/1/2022	4,451	(4)	$143,901	—		—
							10/1/2022	4,637	(1)	$149,914	—		—
							10/1/2024	9,946	(7)	$321,554	—		—
							10/1/2023	9,979	(7)	$322,621	—		—
							10/1/2022	4,122	(7)	$133,264	—		—
Diane Johnson May							10/1/2024	—		—	3,768	(6)	$121,819
							10/1/2024	—		—	3,768	(3)	$121,819
							10/1/2023	—		—	4,060	(5)	$131,260
							10/1/2023	—		—	4,060	(2)	$131,260
							10/1/2022	3,201	(4)	$103,488	—		—
							10/1/2022	3,334	(1)	$107,788	—		—
							10/1/2024	10,048	(7)	$324,852	—		—
							10/1/2023	7,219	(7)	$233,390	—		—
							10/1/2022	2,964	(7)	$95,826	—		—
							3/1/2024	35,154	(7)	$1,136,529	—		—
Daniel L. Poland							10/1/2024	—		—	3,853	(6)	$124,567
							10/1/2024	—		—	3,853	(3)	$124,567
							10/1/2023	—		—	4,403	(5)	$142,349
							10/1/2023	—		—	4,403	(2)	$142,349
							10/1/2022	3,456	(4)	$111,732	—		—
							10/1/2022	3,601	(1)	$116,420	—		—
							10/1/2024	10,275	(7)	$332,191	—		—
							10/1/2023	7,829	(7)	$253,112	—		—
							10/1/2022	3,201	(7)	$103,488	—		—
							3/1/2024	39,841	(7)	$1,288,060	—		—
(1)These are TSR performance-restricted share units that were granted in fiscal 2023 with a fiscal 2023-2025 performance period. The Committee met on August 20, 2025 to evaluate our TSR performance over the 2023-2025 performance period. Based on our TSR performance over the fiscal 2023-2025 performance period, the Committee certified the payout of the fiscal 2023 TSR performance-restricted share units at 50%. These awards will vest at 50% on their applicable vesting dates assuming the applicable service conditions are met.
(2)These are TSR performance-restricted share units that were granted in fiscal 2024 with a fiscal 2024-2026 performance period. Because our TSR performance as of the end of fiscal 2025 failed to meet the performance measure required for payment at threshold, these awards are shown at threshold (50% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2024-2026 performance period will depend on our actual TSR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2026, or otherwise meet retirement-eligibility requirements, for the award to vest.
(3)These are TSR performance-restricted share units that were granted in fiscal 2025 with a fiscal 2025-2027 performance period. Because our TSR performance as of the end of fiscal 2025 failed to meet the performance measure required for payment at threshold, these awards are shown at threshold (50% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2025-2027 performance period will depend on our actual TSR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2027, or otherwise meet retirement-eligibility requirements, for the award to vest.
(4)These are EPS performance-restricted share units that were granted in fiscal 2023 with a fiscal 2023-2025 performance period. The Committee met on August 20, 2025 to evaluate our EPS performance over the 2023-2025 performance period. Based on our adjusted EPS CAGR performance over the fiscal 2023-2025 performance period, the Committee certified the payout of the fiscal 2023 EPS performance-restricted share units at 48%. These awards will vest at 48% on their applicable vesting dates assuming the applicable service conditions are met.

The Campbell’s Company | 2025 Proxy Statement	61

EXECUTIVE COMPENSATION TABLES
(5)These are EPS performance-restricted share units that were granted in fiscal 2024 with a fiscal 2024-2026 performance period. Because our adjusted EPS CAGR performance as of the end of fiscal 2025 failed to meet the performance measure required for payment at threshold, these awards are shown at threshold (50% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2024-2026 performance period will depend on our actual adjusted EPS CAGR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2026, or otherwise meet retirement-eligibility requirements, for the award to vest.
(6)These are EPS performance-restricted share units that were granted in fiscal 2025 with a fiscal 2025-2027 performance period. Because our adjusted EPS CAGR performance as of the end of fiscal 2025 failed to meet the performance measure required for payment at threshold, these awards are shown at threshold (50% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2025-2027 performance period will depend on our actual adjusted EPS CAGR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2027, or otherwise meet retirement-eligibility requirements, for the award to vest.
(7)These are time‑lapse restricted share units which vest as follows:

Name	Grant Date	Vesting Schedule
Mick J. Beekhuizen	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
	2/1/2025	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
Mark A. Clouse	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
Carrie L. Anderson	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	3/1/2023	100% on 3/1/2026
Charles A. Brawley, III	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
	12/1/2023	100% on 12/1/2025
Christopher D. Foley	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
Diane Johnson May	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
	3/1/2024	100% on 11/1/2025
Daniel L. Poland	10/1/2024	1/3 each on 9/30/2025, 9/30/2026, 9/30/2027
	10/1/2023	1/2 each on 9/30/2025 and 9/30/2026
	10/1/2022	100% on 9/30/2025
	3/1/2024	100% on 2/1/2026

62	www.thecampbellscompany.com

EXECUTIVE COMPENSATION TABLES

2025 Option Exercises and Stock Vested

The following table provides information on the number of shares acquired by each NEO upon the vesting of stock awards and the value realized, each before payment of any applicable withholding tax.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mick J. Beekhuizen (1)	0	$0	98,236	$4,848,929
Mark A. Clouse (2)	0	$0	189,745	$9,365,813
Carrie L. Anderson (3)	0	$0	20,157	$872,575
Charles A. Brawley, III (4)	0	$0	11,805	$582,695
Christopher D. Foley (5)	0	$0	51,870	$2,560,303
Diane Johnson May (6)	0	$0	29,234	$1,434,446
Daniel L. Poland (7)	0	$0	14,526	$644,820
(1)Mr. Beekhuizen received 26,679 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units, 45,536 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of TSR performance-restricted share units, and 26,021 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of EPS performance-restricted share units.
(2)Mr. Clouse received 66,493 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units, 78,433 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of TSR performance-restricted share units and 44,819 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of EPS performance-restricted share units.
(3)Ms. Anderson received 7,289 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units and 12,868 shares at a market price of $39.85 per share on March 1, 2025, upon the vesting of time-lapse restricted share units.
(4)Mr. Brawley received 4,911 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units, 4,387 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of TSR performance-restricted share units, and 2,507 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of EPS performance-restricted share units.
(5)Mr. Foley received 16,596 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units, 22,447 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of TSR performance-restricted share units and 12,827 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of EPS performance-restricted share units.
(6)Ms. Johnson May received 6,573 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units, 12,414 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of TSR performance-restricted share units, 7,094 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of EPS performance-restricted share units, and 3,153 shares at a market price of $46.65 per share on November 1, 2024, upon the vesting of time-lapse restricted share units.
(7)Mr. Poland received 7,115 shares at a market price of $49.36 per share on September 30, 2024, upon the vesting of time-lapse restricted share units and 7,411 shares at a market price of $39.62 per share on February 1, 2025, upon the vesting of time-lapse restricted share units.

The Campbell’s Company | 2025 Proxy Statement	63

EXECUTIVE COMPENSATION TABLES

2025 Pension Benefits

Eligible NEOs participate in the Qualified Plan or the SERP, as each is described below and on page 65. These plans were closed to new participants in 2010. The only NEO who was eligible for the Qualified Plan and the SERP in fiscal 2025 was Mr. Foley.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mick J. Beekhuizen	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Mark A. Clouse	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Carrie L. Anderson	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Charles A. Brawley, III	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Christopher D. Foley	Qualified Plan	26.2	$555,651	$0
	SERP	26.2	$42,091	$581,753
Diane Johnson May	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Daniel L. Poland	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0

64	www.thecampbellscompany.com

EXECUTIVE COMPENSATION TABLES
The Qualified Plan
The Qualified Plan was established and designed to provide funded, tax-qualified pension benefits for eligible U.S.-based employees up to the applicable annual limits allowed under the IRC. In January 2010, the Board took action to close the Qualified Plan to new participants, effective December 31, 2010, and, instead, offer eligible employees new enhancements to our 401(k) plan. This action was consistent with our efforts to move towards defined contribution plans as the vehicle for offering retirement benefits to our employees. As a result of this action, Mr. Foley was the only NEO who continued to participate in the Qualified Plan.
A participant in the Qualified Plan receives a plan account consisting of pay credits and interest credits.
Pay Credits: Pay credits equal a percentage of a participant’s eligible compensation, which is limited by the IRC and described in more detail below in this section. Pay credits are credited as of the last day of each calendar year and made based upon the following formula:

Age as of December 31 of Prior Calendar Year	Pay Credit Rate
Less than 30	4.5%
30 but less than 40	5.5%
40 but less than 50	7.0%
50 but less than 60	8.0%
60 or more	9.0%
If a participant terminates employment before the end of a calendar year, he or she will be credited with pay credits as of the last day of the month in which employment ended.
Interest Credits: Interest is credited to a participant’s cash balance account as of the last day of each calendar year and is based on the average annual yield on the 30-year U.S. Treasury securities for November of the prior calendar year. Interest credits will never be less than 2.5% or more than 10%.
Eligible compensation includes non-deferred base pay and AIP payments, and deferred compensation attributable to pre-tax contributions to the Company’s applicable welfare cafeteria plan and 401(k) plan, respectively. Under the Qualified Plan, participating NEOs are not eligible for unreduced benefits before attaining the normal retirement age of 65. In addition, we do not credit extra service beyond the actual years of an employee’s participation in the plan. Qualified Plan participants are 100% vested in their accrued benefit after attaining three years of service. Lump-sum payments are available as a form of distribution under the Qualified Plan.
The Present Value of Accumulated Benefit is the lump-sum present value of the annual pension benefit that was earned as of August 1, 2025 and that would be payable at age 65. The Present Value of Accumulated Benefits for the Qualified Plan was determined in this manner for Mr. Foley.
The Supplemental Employees’ Retirement Plan
Supplemental executive retirement plans are intended to restore benefits which cannot be provided under the qualified retirement plan typically due to legal limitations applicable to qualified plans. The SERP is an unfunded, non-qualified executive retirement plan which is intended to provide the benefits that are not payable under the company’s tax-qualified pension plan based on statutory compensation limits or due to the NEO’s deferral of compensation.
Employees hired prior to January 1, 2011 are eligible for benefits under the SERP. The SERP follows the same formula and rules as the Qualified Plan but applies to compensation which is excluded for Qualified Plan purposes. Compensation which is excluded from the Qualified Plan in calculating benefits are:
•Annual Incentive Plan and sales incentive plan awards that are deferred, and
•Paid compensation in excess of the annual IRS compensation limit.
When a participant leaves the company, the lump sum value of the vested SERP benefit is calculated and credited to the Supplemental Retirement Plan. For more information about the Supplemental Retirement Plan, see the narrative on page 61. Once credited to the Supplemental Retirement Plan, the SERP benefit is treated as a non-elective contribution for Supplemental Retirement Plan purposes and paid according to the default distribution schedule unless changed by the participant. Mr. Foley was the only NEO who participated in the SERP in fiscal 2025.

The Campbell’s Company | 2025 Proxy Statement	65

EXECUTIVE COMPENSATION TABLES
Assumptions
For purposes of determining the Present Value of Accumulated Benefits under the Qualified Plan and SERP, the following assumptions were used:

Fiscal Year Ended	2025	2024	2023
ASC 715 Discount Rate	5.48% — Qualified Plan (Nonunion) 5.11% - SERP	5.35% — Qualified Plan (Nonunion) 5.16% - SERP	5.50% — Qualified Plan (Nonunion) 5.50% SERP
Retirement Age for Qualified Plan	65 for cash balance or 62 for the prior plan formula	65 for cash balance or 62 for the prior plan formula	65 for cash balance or 62 for the prior plan formula
Pre-retirement Mortality or Disability	None	None	None
Post-retirement Mortality	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2021	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2021	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2021
Cash Balance Interest Rate	4.89% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%	4.35% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%	4.02% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%
Form of Payment	Lump sum using ASC 715 assumption methods	Lump sum using ASC 715 assumption methods	Lump sum using ASC 715 assumption methods
The accumulated benefit is calculated based on credited service and pay as of August 1, 2025. The values reported in the Present Value of Accumulated Benefit column are theoretical and are calculated and presented according to SEC requirements. These values are based on assumptions used in preparing the Company’s consolidated audited financial statements for the year ended August 3, 2025. Our pension plans use a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any, under the plans.
Messrs. Beekhuizen, Clouse, Brawley, and Poland and Mses. Anderson and Johnson May are not eligible to participate in the plans. All benefit calculations set forth in this narrative and in the Pension Benefit Table are estimates only; actual benefits will be based on data, applicable plan assumptions, pay and service at the time of retirement.

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EXECUTIVE COMPENSATION TABLES

2025 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings (Loss) in Last Fiscal Year(2) ($)	Aggregate Balance at Fiscal Year End(3) ($)
Mick J. Beekhuizen	Supplemental Retirement Plan	$624,056	$271,116	$430,240	$3,340,587
Mark A. Clouse	Supplemental Retirement Plan	$0	$407,826	$150,498	$2,941,068
Carrie L. Anderson	Supplemental Retirement Plan	$0	$210,782	$52,401	$147,410
Charles A. Brawley, III	Supplemental Retirement Plan	$0	$126,536	$45,434	$489,495
Christopher D. Foley	Supplemental Retirement Plan	$0	$168,408	$177,356	$1,388,293
Diane Johnson May	Supplemental Retirement Plan	$85,800	$160,893	$36,070	$402,975
Daniel L. Poland	Supplemental Retirement Plan	$0	$185,508	$27,840	$184,522
(1)The amounts listed above for each NEO are reported in the 2025 Summary Compensation Table under All Other Compensation. The amounts listed above include the following unvested Executive Retirement Contributions made in fiscal 2025: Mr. Beekhuizen, $173,892; Mr. Clouse, $247,048; Ms. Anderson, $138,401; Mr. Brawley, $90,580; Mr. Foley, $130,291; Ms. Johnson May, $109,395; and Mr. Poland, $123,534.
(2)The amounts listed above include earnings on unvested Executive Retirement Contributions, which would be subject to forfeiture if the vesting conditions are not met. The amount of earnings on unvested Executive Retirement Contributions is as follows: Mr. Beekhuizen, $104,708; Mr. Clouse, $75,227; Ms. Anderson, $36,591; Mr. Brawley, $9,990; Mr. Foley, $119,677; Ms. Johnson May, $17,042; and Mr. Poland, $19,169.
(3)The amounts listed do not include unvested Executive Retirement Contributions. The unvested amounts are subject to forfeiture if vesting conditions are not met and are as follows: Mr. Beekhuizen, $1,062,521; Mr. Clouse, $0; Ms. Anderson, $328,307; Mr. Brawley, $0; Mr. Foley, $0; Ms. Johnson May, $361,739; and Mr. Poland, $407,345. Amounts may not add due to rounding. For Mr. Foley, the amount includes $581,753 in SERP benefits calculated and credited to the Supplemental Retirement Plan as of July 28, 2025, Mr. Foley’s last day of employment with the Company. Once credited to the Supplemental Retirement Plan, the SERP benefit was treated as a non-elective contribution for Supplemental Retirement Plan purposes and paid according to the default distribution schedule.
The Supplemental Retirement Plan is an unfunded nonqualified deferred compensation plan maintained for the purpose of providing our eligible U.S.-based executives and key managers the opportunity to defer a portion of their earned compensation. Currently, participants may defer up to 90% of their annual incentive compensation. The ability of executives to defer all or a portion of their long-term incentive awards was eliminated in fiscal 2009, and the ability to defer base salary was eliminated as of January 1, 2011.
For those individuals whose base salary and annual incentive compensation exceed the IRC indexed compensation limit for the 401(k) plan ($345,000 and $350,000 for calendar years 2024 and 2025, respectively) and who participate in the 401(k) plan, we credit such individual’s Supplemental Retirement Plan account with an amount equal to the matching contribution we would have made to the 401(k) plan but for the compensation limit (supplemental 401(k) program). These contributions are fully vested.
Executive Retirement Contribution
The Committee implemented an Executive Retirement Contribution for eligible U.S.-based senior executives who were hired or promoted into an eligible salary grade on or after January 1, 2011 but before October 1, 2024. Executive Retirement Contributions are subject to a vesting schedule, which is designed to balance attraction and retention objectives. Effective October 1, 2024, the Executive Retirement Contribution was closed to new participants in the eligible salary grade and the Company shall cease to credit current participants with Executive Retirement Contributions as of October 1, 2029.
We will credit an eligible participant’s Supplemental Retirement Plan account with an Executive Retirement Contribution equal to 10% of the participant’s base salary and annual incentive. The Executive Retirement Contributions are subject to an age-graded vesting schedule and do not begin to vest until the participant has attained age 55 and completed at least five years of service with Campbell. The table below provides details on the vesting criteria:

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EXECUTIVE COMPENSATION TABLES

Vesting Percentage	Criteria
50%	Age 55 and at least 5 years of service
60%	Age 56 and at least 5 years of service
70%	Age 57 and at least 5 years of service
80%	Age 58 and at least 5 years of service
90%	Age 59 and at least 5 years of service
100%	Age 60 and at least 5 years of service
Messrs. Beekhuizen, Brawley, and Poland and Mses. Anderson and Johnson May received an Executive Retirement Contribution in fiscal 2025, and the amounts credited to each of them are unvested, except for Mr. Brawley who is 100% vested. Mr. Clouse also received an Executive Retirement Contribution in fiscal 2025 and was 60% vested in the amounts credited to him based on age and years of service when his employment with the Company ended on January 31, 2025. Mr. Foley also received an Executive Retirement Contribution in fiscal 2025, and, pursuant to the Executive Severance Plan, was 20% vested in the amounts credited to him based on age and years of service when his employment with the Company ended on July 28, 2025. For additional information on the Executive Retirement Contribution, please see the 2025 Nonqualified Deferred Compensation Table and accompanying narrative beginning on page 67.
Each participant’s contributions to the Supplemental Retirement Plan are credited to a notional investment account in the participant’s name. Gains and losses in the participant’s account are based on the performance of the investment choices the participant has selected. For deferral accounts, seven investment choices are available, including the Campbell Stock Account. In addition to the Stock Account, participants have the opportunity to invest in: (i) Vanguard’s Institutional 500 Index Trust; (ii) Vanguard’s Institutional Extended Market Index Trust; (iii) Vanguard’s Institutional Total International Stock Index Trust; (iv) Vanguard’s Institutional Total Bond Market Index Trust; (v) Vanguard’s Short-Term Bond Index Fund and (vi) BlackRock’s Short-Term Investment Fund. With the exception of the Campbell’s Stock Account, these investment choices are also available to all participants in the Company’s 401(k) plan, along with several additional investment choices. A participant may reallocate his or her investment account at any time among the seven investment choices, except that reallocations of the Stock Account must be made in compliance with our insider trading policy. Dividends on amounts invested in the Stock Account may be reallocated among the seven investment accounts.

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EXECUTIVE COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control

The following table describes potential incremental payments upon termination of a NEO’s employment under various circumstances.

	Termination for Cause	Voluntary Resignation (prior to the vesting or payment date)	Retirement (age 55, 5 years of service)
AIP/Annual Incentive	Forfeited	Forfeited	Pro rata portion for the current fiscal year based upon length of employment during the fiscal year, provided the NEO was employed at least three months of the fiscal year, paid out based on business unit/Company performance and individual performance
Unvested time‑lapse RSUs	Forfeited	Forfeited	100%, provided that the NEO retires at least six months after the grant date and provided further that the grant documents do not require the NEO to be employed by us on the vesting date
Unvested TSR and EPS performance RSUs	Forfeited	Forfeited	Pro rata portion of any TSR or EPS performance‑restricted share units based on length of employment during the applicable restriction period, provided the NEO retires at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met; or, if the retirement-eligible NEO retires at least six months after the grant date and also has a combined age and years of service of at least 65 years, the NEO is eligible for the full portion of any TSR or EPS performance-restricted share units and the award will be paid out at the end of the restriction period based upon the vesting criteria being met
Unvested stock options	Forfeited	Forfeited	Options will continue to vest according to original schedule, provided the NEO retires at least six months after the grant date
Vested, unexercised stock options	Forfeited	Exercise within 3 months, or expiration, whichever is earlier	Exercise until expiration date
Vested Pension	Keep 100%	Keep 100%	Keep 100%
Vested Deferred Compensation Amounts	Keep 100%	Keep 100%	Keep 100%
Vested Executive Retirement Contributions	Keep 100%	Keep 100%	Keep 100%
Unvested Executive Retirement Contributions	Forfeited	Forfeited	Percentage will be paid based on NEO’s age at time of retirement

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EXECUTIVE COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control (Continued)

	Involuntary Termination Without Cause	Death or Total Disability
AIP/Annual Incentive	Pro rata portion for the current fiscal year based on length of employment during the fiscal year, provided the NEO was employed for at least three months in the fiscal year, paid out based upon business unit/ Company performance and individual performance	Pro rata portion for the current fiscal year based upon length of employment during the fiscal year, paid out based on business unit/ Company performance and individual performance
Unvested time‑lapse RSUs
Not retirement eligible:
Pro rata portion will be paid based on length of employment during the applicable restriction period, provided the NEO was employed for at least six months following the grant date
Retirement eligible
(age 55, 5 years of service):
100%, provided that the retirement occurs at least six months after the grant date and provided further that the grant documents do not require the NEO to be employed by us on the vesting date

Not retirement eligible:
Pro rata portion will be paid based on length of employment during the applicable restriction period, provided the NEO was employed for at least six months following the grant date
Retirement eligible
(age 55, 5 years of service):
100%, provided that the death/disability occurs at least six months after the grant date and provided further that the grant documents do not require the NEO to be employed by us on the vesting date

Unvested TSR and EPS performance RSUs
Pro rata portion of any TSR or EPS performance-restricted share units based on length of employment during the applicable restriction period, provided the NEO’s employment continued at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met; or, if the retirement-eligible NEO retires at least six months after the grant date and also has a combined age and years of service of at least 65 years, the NEO is eligible for the full portion of any TSR or EPS performance-restricted share units and the award will be paid out at the end of the restriction period based upon the vesting criteria being met

Pro rata portion of any TSR or EPS performance-restricted share units based on length of employment during the applicable restriction period, provided the death/disability occurs at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met; or, if the retirement-eligible NEO retires at least six months after the grant date and also has a combined age and years of service of at least 65 years, the NEO is eligible for the full portion of any TSR or EPS performance-restricted share units and the award will be paid out at the end of the restriction period based upon the vesting criteria being met

Unvested stock options
Not retirement eligible:
Forfeited
Retirement eligible
(age 55, 5 years of service):
Options will continue to vest according to original schedule, provided the retirement occurs at least six months after the grant date
Options will continue to vest according to original schedule, provided the death/disability occurs at least six months after the grant date
Vested, unexercised stock options	Not retirement eligible: Exercise within one year of termination, or option expiration, whichever is earlier Retirement eligible (age 55, 5 years of service): Exercise until expiration date	Exercise until expiration date
Vested Pension	Keep 100%	Keep 100%
Vested Deferred Compensation Amounts	Keep 100%	Keep 100%
Vested Executive Retirement Contributions	Keep 100%	Keep 100%
Unvested Executive Retirement Contributions	Percentage will be paid based on NEO’s length of employment and age at time of termination	All unvested amounts will vest regardless of age and/or length of employment at the time of death/disability

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EXECUTIVE COMPENSATION TABLES
Severance Policy
We maintain the Company Executive Severance Plan, which provides severance benefits for the CEO and other executive officers who report to the CEO, including the NEOs. An NEO will receive severance benefits equal to two times the officer’s base salary if the officer’s employment is involuntarily terminated by the Company without cause (as such terms are defined in the Executive Severance Plan). The severance benefits include two years of medical benefits and life insurance unless the officer obtains medical benefits or life insurance from another employer. Change in control severance benefits, which are based on a separate written agreement with each NEO, are described below.
In order to receive severance payments, NEOs must execute a severance agreement and general release that releases the
Company from any claims brought by the officer, contains provisions prohibiting the officer from disparaging us, and incorporates provisions from the officer’s non-competition agreement (signed by all officers at the time they are hired), which prohibits the officer from soliciting our employees to work elsewhere and from competing with us for a period of twelve months following termination. Severance payments are made bi-weekly over a two-year period in accordance with our normal payroll processes.
Mr. Foley is currently receiving benefits under the Executive Severance Plan.
Change in Control
We have double-trigger CIC Agreements with Messrs. Beekhuizen, Brawley and Poland, and with Mses. Anderson and Johnson May. The CIC Agreements with Messrs. Clouse and Foley expired when they ceased to be employees. The double-trigger provisions require the occurrence of the following two events in order for an executive to receive payments and benefits:
(1)a change in control; and
(2)the executive’s employment must be terminated involuntarily and without cause (or with respect to benefits provided under the CIC Agreements and the LTI Program, terminated voluntarily for good reason) within two years following the change in control.
Generally, a “Change in Control” will be deemed to have occurred in any of the following circumstances:
(i)the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for descendants of the Company’s founder;
(ii)the persons serving as directors of the Company as of a date specified in the agreement, and those replacements or additions subsequently approved by a two-thirds vote of the Board, cease to make up more than 50% of the Board;
(iii)a merger, consolidation or share exchange in which the shareholders of the Company prior to the merger wind up owning 50% or less of the surviving corporation; or
(iv)a complete liquidation or dissolution of the Company or disposition of more than 50% of the assets of the Company.
None of the CIC Agreements with NEOs provide for gross-up payments. We also have change in control provisions in our AIP, our long-term incentive plans and our U.S. retirement plans and these provisions apply equally to all participants in the plans, including the NEOs. Our long-term incentive plan contains an additional change in control provision that applies in the event of a change in control where the surviving entity does not assume outstanding long-term incentive awards or substitute equivalent equity for the outstanding long-term incentive awards. Under this provision, termination of employment within two years is not required for vesting.
The following table generally summarizes the treatment of various compensation elements for the NEOs in the event of a change in control and termination of employment within two years.

Compensation Element	Applicable Plan or Arrangement	Treatment
Base Salary	CIC Agreement	Lump sum payment equal to 2.5x base salary
Annual incentive compensation	CIC Agreement	Lump sum pro-rata payment of annual incentive for the fiscal year in which termination occurs, based on the number of days employed in the fiscal year. An additional lump sum payment equal to 2.5x annual incentive target, which is based on the higher of the NEO’s target for the fiscal year or the average actual annual incentive payout over the prior two years
Medical benefits and life insurance	CIC Agreement	Provided at the employee rate for the lesser of (a) 30 months or (b) the number of months remaining until the NEO’s 65th birthday
Pension, 401(k) benefits and Executive Retirement Contributions	CIC Agreement	Lump sum based on a straight life annuity, commencing at age 65, assuming the executive would have remained employed until the earlier of (a) 30 months or (b) age 65

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EXECUTIVE COMPENSATION TABLES

Compensation Element	Applicable Plan or Arrangement	Treatment
Performance‑restricted share units	CIC Agreement and 2022 Long‑Term Incentive Plan*	All performance awards would convert to time‑lapse restricted share units with performance deemed achieved (i) for any completed performance period, on actual performance, or (ii) for any partial or future performance period, at the greater of target level or actual performance and all restrictions would lapse immediately, and all unvested converted time‑lapse restricted share units would become fully vested.
Time‑lapse restricted share units	CIC Agreement and 2022 Long‑Term Incentive Plan*	All restrictions lapse immediately and all such units would become fully vested
Non‑qualified stock options	CIC Agreement and 2022 Long‑Term Incentive Plan*	All options would vest and become immediately exercisable
*    Our long-term incentive plans contain an additional change in control provision that applies in the event of a change in control where the surviving entity does not assume outstanding long-term incentive awards or substitute equivalent equity for the outstanding long-term incentive awards. Under this provision, outstanding long-term incentive awards vest in the same manner as set forth in the table above; however, termination of employment within two years is not required for vesting.
Tables
The following tables display the incremental payments that would be made and the value of equity awards that would vest in the event of termination of employment of an NEO for the reasons listed. In addition to the amounts in the following tables, the NEOs would be entitled to any vested amounts in deferred compensation accounts that are disclosed above in the 2025 Nonqualified Deferred Compensation table.
Narrative disclosure describing the payments to be received by Messrs. Clouse and Mr. Foley, after their respective departures from the Company, appears after the tables.
Assumptions
The specific assumptions that were used to prepare each table are listed directly below each individual table.

Mick J. Beekhuizen

Accelerated Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change-in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
•Performance-Restricted Share Units	—	—	$2,184,991	$2,184,991	$4,250,554
•Time-Lapse Restricted Share Units	—	—	$1,227,505	$1,227,505	$2,097,764
•Dividend Equivalent Accruals	—	—	—	—	$455,476
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$35,244	$44,055
— 401(k) Company Contribution	—	—	—	—	$61,250
— 401(k) Supplemental Company Contribution	—	—	—	—	$243,060
— Executive Retirement Contribution	—	—	$1,062,521	$212,504	$434,730
Severance:
— Cash	—	—	—	$2,400,000	$6,750,001
TOTAL:	—	—	$4,475,017	$6,060,244	$14,336,890
The amounts shown in the table above assume that termination occurred as of August 3, 2025, and use a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025. The amounts included with respect to performance‑restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 53.

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EXECUTIVE COMPENSATION TABLES

Carrie L. Anderson

Accelerated Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change-in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
•Performance-Restricted Share Units	—	—	$887,782	$887,782	$1,923,764
•Time-Lapse Restricted Share Units	—	—	$988,263	$988,263	$1,462,900
•Dividend Equivalent Accruals	—	—	—	—	$260,010
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$50,019	$62,524
— 401(k) Company Contribution	—	—	—	—	$61,250
— 401(k) Supplemental Company Contribution	—	—	—	—	$180,952
— Executive Retirement Contribution	—	—	$328,307	$65,661	$346,004
Severance:
— Cash	—	—	—	$1,614,600	$4,036,500
TOTAL:	—	—	$2,204,352	$3,606,325	$8,333,904
The amounts shown in the table above assume that termination occurred as of August 3, 2025, and use a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025. The amounts included with respect to performance‑restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 53.

Charles A. Brawley, III

Accelerated Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change-in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
•Performance-Restricted Share Units	—	$630,241	$630,241	$630,241	$704,923
•Time-Lapse Restricted Share Units	—	$820,083	$820,083	$820,083	$820,083
•Dividend Equivalent Accruals	—	—	—	—	$116,798
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$33,614	$42,018
— 401(k) Company Contribution	—	—	—	—	$68,620
— 401(k) Supplemental Company Contribution	—	—	—	—	$89,893
— Executive Retirement Contribution	—	—	—	—	$226,449
Severance:
— Cash	—	—	—	$1,208,000	$2,718,000
TOTAL:	—	$1,450,324	$1,450,324	$2,691,938	$4,786,784
The amounts shown in the table above assume that termination occurred as of August 3, 2025, and use a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025. The amounts included with respect to performance‑restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 53.

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EXECUTIVE COMPENSATION TABLES

Diane Johnson May

Accelerated Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change-in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
•Performance-Restricted Share Units	—	—	$863,405	$863,405	$1,443,599
•Time-Lapse Restricted Share Units	—	—	$1,400,245	$1,400,245	$1,790,597
•Dividend Equivalent Accruals	—	—	—	—	$263,047
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$33,808	$42,260
— 401(k) Company Contribution	—	—	—	—	$55,268
— 401(k) Supplemental Company Contribution	—	—	—	—	$128,743
— Executive Retirement Contribution	—	—	$361,739	$72,348	$273,487
Severance:
— Cash	—	—	—	$1,287,600	$2,897,100
TOTAL:	—	—	$2,625,389	$3,657,406	$6,894,101
The amounts shown in the table above assume that termination occurred as of August 3, 2025, and use a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025. The amounts included with respect to performance‑restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 53.

Daniel L. Poland

Accelerated Executive Benefits and Payments Upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change-in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
•Performance-Restricted Share Units	—	—	$926,222	$926,222	$1,533,412
•Time-Lapse Restricted Share Units	—	—	$1,412,207	$1,412,207	$1,976,850
•Dividend Equivalent Accruals	—	—	—	—	$286,456
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$34,144	$42,680
— 401(k) Company Contribution	—	—	—	—	$69,577
— 401(k) Supplemental Company Contribution	—	—	—	—	$154,933
— Executive Retirement Contribution	—	—	$407,345	$81,469	$308,835
Severance:
— Cash	—	—	—	$1,480,000	$3,330,000
TOTAL:	—	—	$2,745,774	$3,934,042	$7,702,743
The amounts shown in the table above assume that termination occurred as of August 3, 2025, and use a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025. The amounts included with respect to performance‑restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 53.
Former Executive Officers
During fiscal 2025, Messrs. Clouse and Foley ceased to serve as executive officers of the Company. The narrative below describes the amounts each received, or is entitled to receive, following their departure from the Company.

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EXECUTIVE COMPENSATION TABLES
Mark A. Clouse
Mr. Clouse ceased to be an employee of the Company as of January 31, 2025. At the time of his departure, Mr. Clouse was eligible for retirement treatment under the Annual Incentive Plan and received a pro-rata portion of his fiscal 2025 award based on his length of service during the fiscal year, as further described on page 48.
Mr. Clouse’s outstanding long-term incentive awards will be treated in accordance with the established terms for retirement. The value of Mr. Clouse’s outstanding long-term incentive awards that will vest and be paid out in accordance with their terms, is $6,343,340 (based on a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025). The amount included with respect to performance‑restricted share units assumes that the applicable performance goal was attained and the units paid out at 100% of target.
Christopher D. Foley
Mr. Foley ceased to be an employee of the Company effective as of July 28, 2025. In connection with his departure, Mr. Foley and the Company entered into a severance agreement, which provided that Mr. Foley would receive severance benefits consistent with the Company’s Executive Severance Plan. Pursuant to the severance agreement, Mr. Foley received or will receive the following amounts: $1,697,600 of salary continuation, which will be paid in cash, and $50,178 of health and welfare benefits. Pursuant to the severance agreement, Mr. Foley was eligible to participate in the Annual Incentive Plan for fiscal 2025, and received his fiscal 2025 award, as further described on page 49.
Mr. Foley’s outstanding long-term incentive awards will be treated in accordance with the terms established for involuntary termination without cause. The value of Mr. Foley’s outstanding long-term incentive awards that will vest and be paid out in accordance with their terms, is $2,220,909 (based on a stock price of $32.33, which was our closing stock price on August 1, 2025, the last trading day of fiscal 2025). The amount included with respect to performance‑restricted share units assumes that the applicable performance goal was attained and the units paid out at 100% of target.
CEO PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd‑Frank Wall Street Reform and Consumer Protection Act (Dodd‑Frank Act") and Item 402(u) of Regulation S‑K, we are required to provide the ratio of the annual total compensation of our CEO to the annual total compensation of the median‑paid employee of the Company (“Median Employee”). Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S‑K, and represents a reasonable estimate.
In fiscal 2025, we re‑identified our Median Employee to accurately represent our current population. To identify our Median Employee, we determined the fiscal 2025 base salary, our consistently applied compensation measure, for each of our 14,090 full‑time, part‑time, temporary and seasonal employees, excluding our CEO, Mick J. Beekhuizen, who were employed by us on July 1, 2025. No cost of living adjustments were applied. For an employee paid in a currency other than U.S. dollars, we converted annual base salary into U.S. dollars, using exchange rates as of July 1, 2025. Based on this data and process, we determined that our Median Employee was an hourly employee with an annual base salary of $61,506. We then calculated the annual total compensation for our Median Employee using the methodology established for disclosing NEO compensation in the Summary Compensation Table, which resulted in our median employee having annual total compensation of $77,798.
As Mr. Beekhuizen transitioned into the role of CEO effective February 1, 2025, certain portions of his compensation were annualized to represent full-year compensation as CEO. The annualized compensation for Mr. Beekhuizen was $9,927,739 which equals Mr. Beekhuizen’s compensation as reported in the Summary Compensation Table plus an additional amount that reflects the annualizing of his base salary, AIP award and certain other compensation. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 128 to 1.
The pay ratio disclosure provided above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio disclosure may not be comparable to the pay ratio reported by other companies.

The Campbell’s Company | 2025 Proxy Statement	75

EXECUTIVE COMPENSATION TABLES
PAY VERSUS PERFORMANCE DISCLOSURE
Pay versus Performance
As required by Section 953(a) of the Dodd‑Frank Act and Item 402(v) of Regulation S‑K, the following table reports the compensation of our Principal Executive Officer (PEO) and the average compensation of the other NEOs as disclosed in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid,” and certain financial performance measures of the Company. The Compensation
Committee did not consider "compensation actually paid" in its determination of PEO or other NEO compensation. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section beginning on page 39.

Year(1)	Summary Compensation Table Total for Current PEO(2)	Summary Compensation Table Total for Former PEO(2)	Compensation Actually Paid to Current PEO(3)	Compensation Actually Paid to Former PEO(3)	Average Summary Compensation Table Total for non‑PEO NEOs(2)	Average Compensation Actually Paid to non‑PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income (millions) (5)	Net Sales (millions) (6)
							Total Share- holder Return	Peer Group Total Share- holder Return
2025	$6,957,360	$11,056,404	$3,473,302	$(6,914,795)	$3,004,812	$691,094	$77	$107	$602	$10,253
2024	$—	$12,260,000	$—	$17,409,744	$4,087,288	$5,205,606	$107	$114	$567	$9,636
2023	$—	$11,699,822	$—	$11,089,637	$3,771,274	$3,573,919	$102	$127	$858	$9,357
2022	$—	$10,277,065	$—	$13,004,241	$3,965,231	$4,788,630	$106	$121	$757	$8,562
2021	$—	$9,903,652	$—	$3,614,369	$3,373,833	$2,075,080	$91	$107	$1,002	$8,476
(1)In fiscal 2025, Mark Clouse (our former PEO) and Mick J. Beekhuizen (our current PEO) each served as Principal Executive Officer (“PEO”) for a portion of the fiscal year, as further discussed in the CD&A — CEO Transition on page 41; Mark Clouse has served as the only PEO for the entirety of fiscal 2024, 2023, 2022 and 2021, and the other NEO’s for the applicable years were as follows:
•2025: Carrie L. Anderson, Charles A. Brawley, III, Christopher D. Foley, Diane Johnson May and Daniel L. Poland
•2024: Carrie L. Anderson, Mick J. Beekhuizen, Diane Johnson May and Daniel L. Poland
•2023: Carrie L. Anderson, Mick J. Beekhuizen, Adam G. Ciongoli, Christopher D. Foley and Daniel L. Poland
•2022: Mick J. Beekhuizen, Adam G. Ciongoli, Christopher D. Foley and Valerie J. Oswalt
•2021: Mick J. Beekhuizen, Adam G. Ciongoli, Christopher D. Foley and Valerie J. Oswalt
(2)The dollar amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of our current PEO, Mr. Beekhuizen, (ii) the total compensation reported in the Summary Compensation Table for the applicable year in the case of our former PEO, Mr. Clouse, and (iii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our other NEOs for such years, as identified in footnote 1.
(3)To calculate “compensation actually paid”, as computed pursuant to the SEC rules, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for (i) our current PEO, Mr. Beekhuizen, (ii) our former PEO, Mr. Clouse, and (iii) the average of the other NEOs is set forth below. The amounts do not reflect the actual amount of compensation earned by, or paid to the executive, during the applicable fiscal year.

76	www.thecampbellscompany.com

EXECUTIVE COMPENSATION TABLES
Reconciliation of Compensation Actually Paid Adjustments:

Year	Summary Compensation Table Total	(Minus) Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans	(Minus) Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year	Plus Fair Value at Fiscal Year‑End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year (a)(b)	Plus/ (Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years (a)(b)	Plus Fair Value Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year (a)	Plus/ (Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year (a)	(Minus) Fair Value as of Prior Fiscal Year‑End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	Equals Compensation Actually Paid
Mick J. Beekhuizen
2025	$6,957,360	$—	$—	$4,366,663	$2,911,689	$(2,285,429)	$—	$256,345	$—	$3,473,302
Mark A. Clouse
2025	$11,056,404	$—	$—	$8,932,730	$—	$(4,550,638)	$—	$495,198	$4,983,029	$(6,914,795)
Other NEOs (Average)
2025	$3,004,812	$—	$8,946	$1,564,147	$748,383	$(1,247,994)	$—	$(82,665)	$176,241	$691,094
(a)Includes the value of any dividend equivalents accrued on restricted share unit awards in the applicable year(s) prior to the vesting date that are not otherwise reflected in the fair value of such award.
(b)For awards subject to performance‑based vesting conditions, the value is based on an estimate of the probable outcome of such performance‑based vesting conditions as of the last day of the fiscal year, which is consistent with the same methodology used to determine the grant date fair value of the awards. See Note 17 to the Consolidated Financial Statements in our 2025 Form 10‑K for a discussion of the relevant assumptions used in calculating these amounts.
(4)Amounts included for each year reflect what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on the last day of fiscal 2020. Peer Group TSR is calculated based upon the Company’s peer group (S&P 500 Packaged Foods Group) as reflected in our Annual Report on Form 10‑K pursuant to Item 201(e) of Regulation S‑K for the fiscal year ended August 3, 2025.
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s financial statements for the applicable year.
(6)The dollar amounts reported represent the amount of net sales reflected in the Company’s financial statements for the applicable year.
Financial Performance Measures
The following is a list of the performance measures that, in the Company’s assessment, represent the most important performance measures used by the Company to link compensation actually paid to our NEOs in fiscal 2025 to Company performance. The performance measures are not ranked by relative importance. Please see the Compensation Discussion and Analysis section beginning on page 39 for further information regarding how each of these measures is used in the Company’s executive compensation program.
•Adjusted EBIT
•Adjusted EPS
•Free Cash Flow
•Net Sales
•Stock Price
Relationship Between Pay and Performance
We believe that our compensation program is aligned with our business strategy and with creating long‑term shareholder value by paying for performance, with a significant portion of NEOs’ pay subject to risk and performance. The Compensation Discussion and Analysis discussion describes in greater detail the Committee’s emphasis on “pay‑for‑performance” and how our executive compensation program is designed to link executive compensation with the achievement of financial objectives as well as shareholder value creation.
It is important to note that "compensation actually paid" to our executive officers is computed in accordance with SEC rules and does not necessarily reflect the actual value that an executive will receive in the stated fiscal year as such value will depend on a variety of factors. For example, the value of restricted share unit awards that an executive will receive will ultimately depend on stock price at the time of vesting and, for performance‑based restricted share unit awards, the financial performance metrics achieved during the applicable three‑year performance cycle, and, all remain at risk of reduction or forfeiture until the time of vesting.

The Campbell’s Company | 2025 Proxy Statement	77

EXECUTIVE COMPENSATION TABLES
In accordance with SEC rules, the following graphs show the relationship of "compensation actually paid" to our (i) cumulative shareholder return and total shareholder return, (ii) net income and (iii) net sales.
Compensation Actually Paid vs. TSR

Former CEO CAP	Current CEO CAP	Other NEO Avg CAP
TSR CPB	S&P 500 - Pkg Foods Group
Compensation Actually Paid vs. Net Income

Former CEO CAP	Current CEO CAP
Net Income	Other NEO Avg CAP
Compensation Actually Paid vs. Net Sales

Former CEO CAP	Current CEO CAP
Net Sales	Other NEO Avg CAP

78	www.thecampbellscompany.com

ITEM 4 — SHAREHOLDER PROPOSAL - SIMPLE MAJORITY VOTE
The Accountability Board, Inc., the owner of least $15,000 in market value of Company stock held continuously for at least two years as of April 8, 2025 and whose address is 401 Edgewater Place STE 600, Wakefield, MA 01880-6200, proposes the adoption of the resolution set forth below and has furnished the statement set forth below in support of its proposal. The Board of Directors accepts no responsibility for the proposal or the supporting statement. The proposal is required to be voted on at the 2025 Annual Meeting only if properly presented by the shareholder or its qualified representative. The Board of Directors opposes the proposal for the reasons stated after the proposal.
Shareholder Proposal and Supporting Statement
RESOLVED: Shareholders ask the Board to take the steps necessary so that any voting requirement in the governing documents calling for a greater than simple majority vote be replaced by one calling for a majority of votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.
DEAR FELLOW SHAREHOLDERS:
In 2021, a similar proposal to eliminate Campbell’s supermajority voting requirements nearly passed, with over 40% of the vote. Though if adjusting for management’s opposition by subtracting the number of shares controlled by officers and directors, that was over 70%.
Such high support is unsurprising, as supermajority requirements diminish board accountability and are widely viewed as poor governance.
In fact, just some of the companies whose recent proxy statements explicitly tout their lack of supermajority provisions include: 3M, Allstate, BNY Mellon, Capital One, Chevron, CVS, Danaher, Darden, Dow, Ebay, FedEx, Ford, GoDaddy, Goldman Sachs, Hershey, IBM, Johnson & Johnson, JPMorgan Chase, Korn Ferry, Lockheed Martin, McKesson, Nasdaq, Salesforce, United Airlines, Walmart, and Wendy’s.
Further, Campbell’s 2021 opposition statement was deeply flawed.
The Board argued that with simple majority voting, if only 50.1% of shares are present at a meeting, shareholders with just 25.1% of voting power could approve significant changes. But that’s entirely hypothetical and extremely unlikely. In fact, Campbell’s turnout is consistently around 90%.
The Board also claimed supermajority provisions protect against large shareholders who are descendants of the company’s founder. If referring to Mary Alice Malone, Bennett Dorrance, and Archbold van Beuren—who, combined, controlled 35.4% of shares in 2021—then we note what the opposition statement failed to say: that all three were Campbell directors.1 This raises serious questions about the Board’s claims (e.g., its reference to their potential for “self-interested and potentially abusive transactions”).
Also, importantly, a 35% stake isn’t large enough to unilaterally make changes under a simple majority vote—but it is large enough to veto proposals on matters subject to supermajority requirements, even if supported by every other shareholder. Clearly, shareholder protections are strongest in simple (not super) majority voting.
Finally, we note an obvious logical conflict between the Board’s claimed risks: If the dominant holders show up to vote, the (already hypothetical and unlikely) 50.1% scenario becomes even more implausible—and if they don’t, any alleged need for protection from their voting power is eliminated.
Clearly, Campbell’s arguments weren’t very persuasive, given the 70% result referenced above.
In fact, ISS, Glass Lewis, Vanguard, BlackRock, State Street, and many others supported the proposal, with BlackRock calling supermajority requirements “an entrenchment device for management.”
Since Mr. Dorrance, Ms. Malone, and Mr. van Beuren are still major holders, without their votes, this proposal’s adoption requires strong support from others. Based on the foregoing, we believe that’s indeed warranted.
___________________________
1 Ms. Malone and Mr. van Beuren are still directors; although Mr. Dorrance isn’t, his son is.
Board of Directors’ Response

Your Board of Directors Recommends a Vote “AGAINST” This Proposal

After careful consideration, the Board has determined that adopting this proposal would not enhance shareholder value and, therefore, it is not in the best interests of the Company or its shareholders.
The proposal asks that the Company take action to eliminate the supermajority voting provisions in the Company’s Restated Certificate of Incorporation (the “Certificate”) and replace them with simple majority vote requirements. Supermajority voting provisions are a well-established governance practice designed to ensure that fundamental changes to a corporation receive broad shareholder support. The Board believes that the current supermajority voting standard, which is limited to a small number of critical matters, helps preserve and maximize long-term shareholder value. Supermajority thresholds prevent any single shareholder group from acting unilaterally, while also ensuring that temporary coalitions or activist investors cannot effect lasting structural changes without broad and inclusive

The Campbell’s Company | 2025 Proxy Statement	79

SHAREHOLDER PROPOSAL - SIMPLE MAJORITY VOTE
consensus. This balance provides stability, protects the interests of all shareholders and reinforces long-term value creation.
Supermajority Voting is Limited to Fundamental Corporate Actions
The affirmative vote of the majority of votes cast is already the voting standard for electing the Company’s directors in uncontested director elections under the Company’s existing By-Laws. The Company’s Certificate contains a limited number of provisions that require a supermajority vote for certain fundamental changes to the Company’s corporate governance, including amendments to the Certificate and the approval of certain consequential corporate changes such as a merger, consolidation, or sale of substantially all of the assets of the Company. Such matters are not routine; they directly impact long-term rights and protections of shareholders. These are decisions with long-lasting implications for all shareholders, and the Board believes that it is appropriate and necessary that they require a higher level of broad-based shareholder support than ordinary course matters.
Supermajority Voting Provisions Promote Stability and Accountability
New Jersey law permits companies to adopt supermajority voting requirements, and a number of publicly listed companies often adopt these provisions to preserve and maximize long-term value for all shareholders. Supermajority voting provisions protect every shareholder by ensuring that certain extraordinary changes require broad shareholder support. Without supermajority voting provisions, it would be possible for a group of short-term shareholders, who may own their shares only as of a voting record date or may have hedged their economic exposure, to amend our Certificate or approve an extraordinary transaction (such as merger or consolidation), for reasons that may not be in the best long-term interests of the Company and our shareholders. This is especially true for matters that only require a simple “majority of the votes cast” standard. As noted in the proponent’s proposal, our ownership structure includes significant holdings by the descendants of the Company’s founder (the “family shareholders”). The existence of this significant ownership stake does not lessen the importance of supermajority provisions. On the contrary, the existing supermajority provisions help ensure that actions of fundamental importance must secure support from both family shareholders and non-affiliated shareholders and that neither the family shareholders nor any short-term activist can unilaterally dictate outcomes on fundamental changes that affect all shareholders for decades to come. Supermajority voting standards require an inclusive consensus, preventing both concentrated ownership groups and transient majorities of smaller investors from acting without broad agreement. Far from entrenching one group across all shareholder groups, supermajority voting provisions protect against unilateral action by any shareholder and reinforce balance, stability and accountability.
Additionally, the proponent suggests that supermajority protections are unnecessary because shareholder turnout at the Company’s meetings is typically high. This reasoning is misguided. Participation levels can vary from year to year, and without supermajority protections, fundamental corporate changes could be approved without necessary consensus. While the Board appreciates this level of participation, high turnout does not eliminate the risk of narrow outcomes on transformative decisions. Even with robust participation, a simple majority voting standard could permit fundamental changes with only marginal support. Fundamental changes to the Company’s governance and structure should never be a subject decided by the slimmest majority present at a meeting.
The Company Maintains Robust Corporate Governance Practices
The Board is committed to maintaining robust governance policies and practices that support effective Board oversight, transparency and sustainable shareholder value. As such, the Board believes that the corporate governance concerns raised by the proponent are misplaced. Some of the Company’s robust governance policies and practices include the following:
•Directors are elected annually by a majority of votes cast in uncontested elections;
•All of our directors, other than the Company’s CEO, are “independent” under the standards adopted by the Securities and Exchange Commission and Nasdaq, and only independent directors serve on the Board’s four committees;
•The Board has an independent Board Chair;
•Independent directors regularly meet in executive session;
•The Governance Committee evaluates each incumbent director annually and makes a recommendation to the Board on the nomination of each for re-election;
•Shareholders holding a majority of the capital stock issued and outstanding and entitled to vote may call a special meeting of shareholders; and
•The Board includes a range of tenures from directors who bring a balanced mix of fresh perspectives with in-depth experience and knowledge about the Company.
Consistent with its current practice, the Board will continue to evaluate the future implementation of appropriate corporate governance changes. However, for the reasons discussed above, the Board does not believe it is in the best interests of shareholders or the Company to implement the proponent’s request for the elimination of supermajority voting provisions in the Company’s governing documents or the adoption of a simple majority voting standard. The Board believes that the supermajority voting provisions in the Certificate are protective of shareholders and an appropriate governance safeguard that continues to serve the best interests of all shareholders. Eliminating all supermajority protections and replacing them with a “majority of votes cast” standard would weaken the safeguards around the Company’s most consequential decisions. The current, limited supermajority thresholds promote broad, durable consensus, deter opportunistic actions, and help ensure that long-term value – not short-term pressure – guides fundamental changes.
For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” this proposal.

80	www.thecampbellscompany.com

ITEM 5 — SHAREHOLDER PROPOSAL - REGENERATIVE AGRICULTURE PROGRAM REPORT
As You Sow—on behalf of The Pleiades Trust, an owner of 2,250 shares of Company stock held continuously for at least 37 months as of June 12, 2025, and Sarah Gourevitch IRA (S), an owner of 91 shares of Company stock held continuously since February 26, 2021—proposes the adoption of the resolution set forth below and has furnished the statement set forth below in support of its proposal. The Company will make the addresses of the proponent and co-filer available promptly upon oral or written request. The Board of Directors accepts no responsibility for the proposal or the supporting statement. The proposal is required to be voted on at the 2025 Annual Meeting only if properly presented by the shareholder or its qualified representative. The Board of Directors opposes the proposal for the reasons stated after the proposal.
Shareholder Proposal and Supporting Statement
WHEREAS: Industrial agriculture’s reliance on synthetic pesticide use demonstrably harms soil health, farm resilience, the climate, biodiversity, water quality, and the health of farm workers and nearby communities.
Conventional farms apply over one billion pounds of synthetic pesticides annually, decreasing the populations of soil microorganisms essential to soil carbon sequestration, nutrient and water retention, soil fertility, and farm resilience.1,2 Soil degradation and erosion associated with conventional agriculture practices are increasingly reducing food security, with soil erosion alone costing $8 billion annually to global GDP.3
Agricultural pesticide use also causes long-term health impacts to farmworkers and fenceline communities, including cancer, birth defects, cognitive impairment, and acute pesticide poisoning, resulting in approximately 11,000 deaths annually.4
In contrast, regenerative farming practices that vastly reduce synthetic pesticide use regenerate healthy soils, increase farm resilience and profitability, while reducing impacts on humans and the environment.5 The Boston Consulting Group finds that farmers using regenerative agriculture practices not only experienced increased resiliency, but gained a 70 to 120 percent profit increase and a return on investment of 15 to 25 percent over 10 years.6 The Rodale Institute reports that, based on data from farming and pasture trials, regenerative agriculture without synthetic pesticide use can sequester more carbon than is annually emitted.7
In 2023, the Campbell Soup Company launched a regenerative agriculture program in which one-third of its tomato suppliers participated, with the goals of scaling up soil health practices, supply chain resiliency, and climate-smart production.8 However, pesticide reduction is not a component of Campbell’s regenerative agriculture program, nor does the company measure pesticide use by its regenerative suppliers. Its failure to incorporate one of the main components of regenerative farming represents an important blind spot for the company and raises the potential for claims of greenwashing.
In contrast, other major food companies are measuring pesticide reduction achieved through their regenerative agriculture programs:
•Lamb Weston measures and publicly reports year-over-year pesticide reduction data, reflecting progress toward its pesticide reduction goal, as part of its regenerative agriculture program.9
•Conagra measures and publicly reports the amount of pesticides avoided in its carrots, peas, sweet corn, and green beans supply chains through its regenerative agriculture program.10
•McCain Foods measures pesticide use by its regenerative potato growers through its Regenerative Agriculture Framework Assessment.11
In a competitive marketplace that increasingly demands clean food, greenhouse gas reduction, and reduced human and environmental harm, measuring and disclosing supplier use of pesticides as part of a successful regenerative agriculture program can reduce risk for shareholders and our Company, while minimizing harm to stakeholders and ecosystems.
BE IT RESOLVED: Shareholders request that Campbell’s issue a report, at reasonable expense and omitting proprietary information, disclosing if and how the company intends to measure and disclose the effectiveness of its regenerative agriculture program, including pesticide reduction outcomes.
___________________________
1https://ehjournal.biomedcentral.com/articles/10.1186/ s12940-019-0488-0
2https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2984095/ #:~:text=Heavy%20treatment%20of%20soil%20with,fungi%2C%20then%20the%20soil%20degrades
3https://www.sciencedirect.com/science/article/pii/ S0264837718319343
4https://pubmed.ncbi.nlm.nih.gov/33287770/
5https://www.cbf.org/issues/agriculture/regenerativeagriculture.html#:~:text=Minimize%20the%20physical%2C%20biological%2C%20and,resources%20don't%20wash%20away
6https://www.bcg.com/publications/2023/regenerative-agriculture-profitability-usfarmers#:~:text=Over%20time%2C%20however%2C%20and%20once,to%2025%25%20over%2010%20years
7https://rodaleinstitute.org/wp-content/uploads/rodale-white-paper.pdf
8https://www.thecampbellscompany.com/wp-content/ uploads/2024/04/2024-Corporate-Responsibility-Report.pdf
9https://www.lambweston.com/content/dam/lamb-weston/ website/en-us/pdf/sustainability/LambWeston_2023_ESG.pdf, p.43
10https://www.conagrabrands.com/citizenship-reports/ conagra-brands-citizenship-report-2023, p.21
11https://www.mccain.com/media/4594/ mccain_regenag_framework_2024.pdf

The Campbell’s Company | 2025 Proxy Statement	81

SHAREHOLDER PROPOSAL - REGENERATIVE AGRICULTURE PROGRAM REPORT
Board of Directors’ Response

Your Board of Directors Recommends a Vote “AGAINST” This Proposal

The Board has considered the proposal and believes that its adoption is not in the best interest of the Company or its shareholders.
The Company’s regenerative agriculture program is focused on advancing core principles
Over the past several years, Campbell’s has been building a regenerative agriculture program aimed at improving soil health, input efficiency, and overall stewardship. The program focuses on three of our most significant ingredients: tomatoes, potatoes, and wheat. These crops are grown in multiple and diverse growing regions, with locally specific agronomic conditions and priorities. As such, we collaborate with farmers to trial and promote a variety of regenerative practices. Our grant programs for tomato and potato farmers have supported cover cropping, compost applications, biochar, enhanced fertilizer management, the precision application of pesticides using drones, and other practices. Our pilot programs with wheat suppliers have supported various fertilizer management practices. We believe these practices will, over time, contribute to better soil health, improved overall environmental performance, better input use, and more resilient farm operations.
The Company already discloses meaningful information regarding responsible pesticide management and pesticide risk outcomes
Campbell’s integrates responsible pest management into our regenerative agriculture work. Our program is grounded in Integrated Pest Management principles, emphasizing responsible pest management practices and crop-specific risk reduction initiatives. For our direct tomato and potato supply chains, we track pesticide use by chemical, volume, and timing. Using these data, we evaluate risks using Environmental Protection Agency human toxicity classifications and the University of California Bee Precaution ratings. This approach allows us to measure and disclose the percentage of applications that avoid high-hazard products. Our most recent disclosure in our Responsible Pest Management report showed 97% of applications in our contract tomato program avoided pesticides rated most hazardous to nearby humans, and 64% avoided pesticides considered highly hazardous to pollinators. In potatoes, those figures were 94% and 82%, respectively.
A discrete pesticide reduction goal could undermine participation in our regenerative agriculture program
While we recognize responsible pesticide management as a component of regenerative agriculture, pesticide use is complex, highly variable, and dependent on local pest pressures, weather patterns, and other crop-specific needs. We believe that adding a pesticide reduction goal to our program could skew its emphasis and lead to lower participation among supplying farmers, which could impede the adoption of other regenerative practices and reduce overall environmental benefits.
We are enhancing our data collection from farmers, and using it primarily for program design and practice evaluation
We receive data from farmers and track a host of different farm-level activities and outcomes. We are working to enhance these efforts through the use of new technology and the inclusion of emissions calculations. We also share data with farmers and use it internally to understand more about our supply chains and how we can build our regenerative agriculture program in specific places and production systems. Many of these data are not easily comparable among crops or regions. Reporting simplified pesticides data would not provide investors with information that is appreciably more useful than that which can be gleaned from other sources, including our current disclosures and the U.S. government.
Given that the Company’s existing initiatives and processes address the proponent’s key concerns, the Board believes that producing a separate, prescriptive report disclosing if and how the Company intends to measure and disclose the effectiveness of its regenerative agriculture program, including pesticide reduction outcomes, would be duplicative, add cost and could divert energies and resources from where they matter most: building grower participation in our program and collaborating with them to advance the principles of regenerative agriculture.
For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” this proposal.

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VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
September 24, 2025 is the record date for the 2025 Annual Meeting. The holders of a majority of the shares outstanding and entitled to vote as of the record date, present in person or represented by proxy, will constitute a quorum for the meeting.
OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table shows, as of September 24, 2025, the beneficial ownership of Campbell’s stock by each director, director nominee and named executive officer, and by all directors, named executive officers and executive officers as a group. There were 297,703,053 shares of Campbell stock issued and outstanding on September 24, 2025. Unless otherwise indicated, each of the named individuals and each member of the group have sole voting and sole investment power with respect to the shares beneficially owned, and the address of each beneficial owner listed below is c/o The Campbell’s Company, 1 Campbell Place, Camden, NJ 08103.

	Number of Shares	Number of Shares Acquirable Within 60 Days(a)	Total Number of Shares Beneficially Owned	Percent of Class	Number of Phantom Units of Campbell Stock in Deferred Compensation Accounts(b)
Fabiola R. Arredondo	27,006	0	27,006	*	0
Howard M. Averill	437	0	437	*	30,685
Mick J. Beekhuizen	155,300	29,217	184,517	*	0
Bennett Dorrance, Jr. (c)	567,644	0	567,644	*	0
Maria Teresa Hilado	4,330	0	4,330	*	33,257
Grant H. Hill	26,448	0	26,448	*	0
Sarah Hofstetter	277	0	277	*	26,021
Marc B. Lautenbach	1,433	0	1,433	*	39,771
Mary Alice D. Malone, Jr. (d)	53,766,486	0	53,766,486	18.06	0
Keith R. McLoughlin	52,385	0	52,385	*	55,302
Kurt T. Schmidt	277	0	277	*	45,172
Archbold D. van Beuren (e)	4,033,297	0	4,033,297	1.36	2,430
Carrie L. Anderson	23,617	13,223	36,840	*	0
Charles A. Brawley, III	12,224	5,925	18,149	*	0
Mark A. Clouse	327,559	378,579	706,138	*	0
Christopher D. Foley	54,993	15,534	70,527	*	0
Diane Johnson May	21,372	45,076	66,448	*	0
Daniel L. Poland	21,580	10,540	32,120	*	0
All directors and executive officers as a group (20 persons)	58,795,825	122,974	58,918,799	19.78	232,638
*    Indicates ownership of less than 1% of the total outstanding shares
(a)The amounts in this column represent options held by the respective person that are currently exercisable and/or unvested restricted share units that are subject to vesting within 60 days.
(b)The amounts shown in this column are the number of phantom units of Campbell stock held in each individual’s deferred compensation account. These phantom units do not carry voting rights, but the individuals do have a pecuniary interest in these units.
(c)Bennett Dorrance, Jr. is a great-grandson of John T. Dorrance (founder of The Campbell’s Company) and the cousin of Mary Alice D. Malone, Jr. Share ownership above is comprised of 567,664 shares held by the Bennett Dorrance, Jr. Trust. Mr. Dorrance, Jr. is deemed to be the beneficial owner of all shares shown above.
(d)Mary Alice D. Malone, Jr. is a great-granddaughter of John T. Dorrance and the cousin of Bennett Dorrance, Jr. Share ownership shown above includes 39,960,337 shares held by The Mary Alice Dorrance Malone Revocable Trust of which Ms. Malone, Jr. is a co-beneficiary and co-trustee, 14,554 shares held by a trust for the benefit of Ms. Malone, Jr., of which Ms. Malone, Jr. is a co-trustee, 14,554 shares held by a trust for her sister, of which Ms. Malone, Jr. is a co-trustee and remainder beneficiary, 78,018 shares held by Mary Alice Malone, Jr. Management Trust, of which Ms. Malone, Jr. is a beneficiary and co-trustee, 467,147 shares held by a GRAT 9 Follow-On Trust for the benefit of Ms. Malone, Jr., of which Ms. Malone, Jr. is a co-trustee, 1,333 shares held by Hera Management LLC, of which Ms. Malone, Jr. is a co-manager, and 13,230,543 shares held by Contango Limited, LP, of which Hera Management LLC is the general partner. Ms. Malone, Jr. disclaims beneficial ownership of these shares except to the extent of her pecuniary interest.
(e)Archbold D. van Beuren is a great-grandson of John T. Dorrance. Share ownership shown above includes 3,780,499 shares held by MSVT, LLC over which he, as a one-third owner of the manager of MSVT, LLC, has shared voting power. MSVT, LLC is the successor entity to the Major Stockholders’ Voting Trust and was formed in 2019 by certain descendants (and spouses, fiduciaries and related foundations) of the late John T. Dorrance.
Share ownership shown above also includes 252,802 shares, over which he has both sole voting and dispositive power. Share ownership shown above does not include 1,354,674 shares held in trusts established by Mr. van Beuren and his wife, which are managed by a third-party trustee and as to which he disclaims beneficial ownership.

The Campbell’s Company | 2025 Proxy Statement	83

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
PRINCIPAL SHAREHOLDERS
The following table sets forth information regarding persons or entities that, to the best of our knowledge, were beneficial owners of more than 5% of our outstanding common stock.

Name/Address	Amount/Nature of Beneficial Ownership		Percent of Outstanding Stock(1)
Bennett Dorrance DMB Associates 6263 N. Scottsdale Road, Suite 330 Scottsdale, AZ 85250	44,905,684	(2)	15.08%
The Mary Alice Dorrance Malone Revocable Trust 605 Main Street Riverton, NJ 08077	39,960,337	(3)	13.42%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	23,436,036	(4)	7.87%
Blackrock, Inc. 50 Hudson Yards New York, NY 10001	22,060,454	(5)	7.41%
(1)Based on 297,703,053 shares of common stock outstanding as of September 24, 2025.
(2)Bennett Dorrance is the grandson of John T. Dorrance (founder of The Campbell’s Company) and the uncle of Mary Alice D. Malone, Jr. Share ownership shown above includes 2,176 shares held by the Bennett Dorrance Revocable Trust and the following shares held by partnerships or corporate entities owned or controlled by Mr. Dorrance: ABD Investments LP, 17,019,341 shares; Guillermo Investments, LLC, 27,876,085 shares; and Hank, Inc., 8,082 shares. Mr. Dorrance is deemed to be the beneficial owner of all shares shown above.
(3)The number of shares reported above is based solely on our review of a Schedule 13G filed by The Mary Alice Dorrance Malone Revocable Trust on October 1, 2025 regarding its holdings as of June 16, 2025. The Mary Alice Dorrance Malone Revocable Trust also reported that, as of June 16, 2025, it had sole voting and dispositive power for 39,960,337 shares of our common stock. Ms. Malone, Jr., a director nominee, is co-beneficiary and co-trustee of The Mary Alice Dorrance Malone Revocable Trust. See note (d) on page 83.
(4)The number of shares reported above is based solely on our review of a Schedule 13G/A filed by The Vanguard Group on February 13, 2024 regarding its holdings as of December 29, 2023. The Vanguard Group also reported that, as of December 29, 2023, it had sole dispositive power for 22,569,260 shares of our common stock, shared voting power for 257,226 shares of our common stock and shared dispositive power for 866,776 shares of our common stock.
(5)The number of shares reported above is based solely on our review of a Schedule 13G/A filed by Blackrock, Inc. on April 17, 2025 regarding its holdings as of March 31, 2025. Blackrock, Inc. has also reported that, as of March 31, 2025, it had sole voting power for 20,765,292 shares of our common stock and sole dispositive power for 22,060,454 shares of our common stock.
Unless otherwise noted, the foregoing information relating to Principal Shareholders is based upon our stock records and data supplied to us by the holders as of September 24, 2025.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that each Campbell director and executive officer and any person who owns more than ten percent of Campbell stock report to the SEC, by a specified date, his or her transactions in Campbell stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed, we believe that during the fiscal year ended August 3, 2025, all reports required by Section 16(a) of the Exchange Act were filed on a timely basis except for (i) one late filing of a Form 3 by The Mary Alice Dorrance Malone Revocable Trust, following the death of Mary Alice D. Malone, and (ii) one late filing of a Form 4 to report two gifts made by Bennett Dorrance.

84	www.thecampbellscompany.com

OTHER INFORMATION
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
The table below summarizes the requirements for shareholders who wish to submit proposals or director nominations for the 2026 Annual Meeting of Shareholders. Shareholders are encouraged to consult Rule 14a-8 and Rule 14a-19 of the Exchange Act and our By-Laws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2026 Proxy Statement	Other proposals/nominees to be presented at the 2026 Annual Meeting*
Type of proposal	SEC rules permit shareholders to submit proposals for inclusion in our 2026 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act
Shareholders may present proposals or director nominations directly at the 2026 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article II, Sections 8 and 9 of our By-Laws**

When proposal must be received by Campbell	No later than June 10, 2026	No earlier than August 20, 2026, and no later than September 19, 2026
Where to send	By mail: Office of the Corporate Secretary, 1 Campbell Place, Camden, New Jersey 08103
What to include	The information required by Rule 14a‑8	The information required by our By‑Laws**
*    Any proposal without the required notice will not be considered properly submitted under our By-Laws. Any proposal or director nomination that is received by us before August 20, 2026 or after September 19, 2026, will not be considered filed on a timely basis under Rule 14a-4(c)(1) and/or Rule 14a-19, as applicable. Proposals that are not properly submitted or timely filed will not be presented at the Annual Meeting. For proposals that are properly submitted and timely filed, SEC rules permit management to retain discretion to vote proxies we receive, provided that: (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (2) the proponent does not issue a proxy statement.
**    Our By-Laws are available in the Governance section of our website at https://investor.thecampbellscompany.com.
OTHER MATTERS
The Board of Directors knows of no other matters to be presented for action at the meeting. If other matters come before the meeting, it is the intention of the directors’ proxy to vote on such matters in accordance with his or her best judgment.
*    *    *    *    *
By order of the Board of Directors,
Charles A. Brawley, III
Executive Vice President, General Counsel and Corporate Secretary
Camden, New Jersey
October 8, 2025

The Campbell’s Company | 2025 Proxy Statement	85

APPENDIX A
NON-GAAP FINANCIAL MEASURES
The Campbell’s Company uses certain non-GAAP financial measures, as defined by the Securities and Exchange Commission, in this proxy statement. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Management believes that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company’s historical operating results and trends in our underlying operating results and provides transparency on how we evaluate our business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Please see the Annual Report on Form 10-K for the fiscal year ended August 3, 2025 for a reporting of our financial results in accordance with GAAP. The non-GAAP measures included in this proxy statement that need to be reconciled are organic net sales, adjusted EBIT and adjusted EPS.
The following information is provided to reconcile the non-GAAP financial measures disclosed in this proxy statement to their most comparable GAAP measures.
Organic Net Sales

	2025					2024			% Change
(dollars in millions)	As Reported	Impact of Currency	Impact of Acquisition	Estimated Impact of 53rd Week	Organic Net Sales	As Reported	Impact of Divestitures	Organic Net Sales	Net Sales, as Reported	Organic Net Sales
Net sales	$10,253	$17	$(772)	$(166)	$9,332	$9,636	$(179)	$9,457	6%	(1%)
Items Impacting Earnings

	2025
(dollars in millions)	As Reported	Costs Associated with Cost Savings and Optimiza- tion Initiatives	Commodity Mark-to- Market Gains	Accelerated Amortiza- tion	Charges Associated with Divest- itures	Certain Litigation Expenses	Impair -ment Charges	Cyber- security Incident Re-coveries	Pension and Postretire -ment Actuarial Losses	Adjusted
Net earnings attributable to The Campbell’s Company	$602	$96	$(8)	$15	$34	$5	$131	$(1)	$18	$892
Add: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—
Add: Taxes on earnings	194	29	(3)	5	(9)	—	45	—	6	267
Add: Interest, net	328	—	—	—	—	—	—	—	—	328
Earnings before interest and taxes	$1,124	$125	$(11)	$20	$25	$5	$176	$(1)	$24	$1,487

86	www.thecampbellscompany.com

APPENDIX A

	2024
(dollars in millions)	As Reported	Costs Associated with Cost Savings and Optimiza- tion Initiatives	Commodity Mark-to- Market Losses	Accelerated Amortiza- tion	Certain Litigation Expenses	Impair -ment Charges	Cyber- security Incident Costs	Pension and Postretire -ment Actuarial Losses	Costs Associated with Acquisition	Adjusted
Net earnings attributable to The Campbell’s Company	$567	$83	$16	$20	$5	$98	$2	$25	$109	$925
Add: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—
Add: Taxes on earnings	190	26	6	7	—	31	1	8	19	288
Add: Interest, net	243	—	—	—	—	—	—	—	(2)	241
Earnings before interest and taxes	$1,000	$109	$22	$27	$5	$129	$3	$33	$126	$1,454
Adjusted EBIT percentage change 2025/2024										2%

	2025	2024	EPS % Change
	Diluted EPS Impact	Diluted EPS Impact	2025/2024
Net earnings attributable to The Campbell’s Company, as reported	$2.01	$1.89
Costs associated with cost savings and optimization initiatives	.32	.28
Commodity mark‑to‑market losses (gains)	(.03)	.05
Accelerated amortization	.05	.07
Charges associated with divestitures	.11	—
Certain litigation expenses	.02	.02
Impairment charges	.44	.33
Cybersecurity incident costs (recoveries)	—	.01
Pension and postretirement actuarial losses	.06	.08
Costs associated with acquisition	—	.36
Adjusted Net earnings attributable to The Campbell’s Company*	$2.97	$3.08	(4%)
*    The sum of individual per share amounts does not add due to rounding.
In 2025, Net earnings attributable to The Campbell’s Company were impacted by the following:
•$125 million ($96 million after tax, or $.32 per share) of costs associated with cost savings and optimization initiatives;
•$11 million ($8 million after tax, or $.03 per share) of gains associated with unrealized mark-to-market adjustments on outstanding undesignated commodity hedges;
•$20 million ($15 million after tax, or $.05 per share) of accelerated amortization expense related to customer relationship intangible assets due to the loss of certain contract manufacturing customers;
•$25 million ($34 million after tax, or $.11 per share) loss on the sales of the Pop Secret popcorn and noosa yoghurt businesses;
•$5 million ($5 million after tax, or $.02 per share) of certain litigation expenses;
•$176 million ($131 million after tax, or $.44 per share) of impairment charges related to the Snyder’s of Hanover, Late July and Allied brands trademarks;
•$1 million ($1 million after tax) of insurance recoveries related to a cybersecurity incident that was identified in the fourth quarter of fiscal 2023; and
•$24 million ($18 million after tax, or $.06 per share) of actuarial losses on pension and postretirement plans.

The Campbell’s Company | 2025 Proxy Statement	87

APPENDIX A
In 2024, Net earnings attributable to The Campbell’s Company were impacted by the following:
•$109 million ($83 million after tax, or $.28 per share) of costs associated with cost savings and optimization initiatives;
•$22 million ($16 million after tax, or $.05 per share) of losses associated with unrealized mark-to-market adjustments on outstanding undesignated commodity hedges;
•$27 million ($20 million after tax, or $.07 per share) of accelerated amortization expense related to customer relationship intangible assets due to the loss of certain contract manufacturing customers;
•$5 million ($5 million after tax, or $.02 per share) of certain litigation expenses;
•$129 million ($98 million after tax, or $.33 per share) of impairment charges related to the Pop Secret and Allied brands trademarks;
•$3 million ($2 million after tax, or $.01 per share) of expenses related to a cybersecurity incident that was identified in the fourth quarter of fiscal 2023;
•$33 million ($25 million after tax, or $.08 per share) of actuarial losses on pension and postretirement plans; and
•$128 million ($109 million after tax, or $.36 per share) of costs associated with the acquisition of Sovos Brands, Inc.

88	www.thecampbellscompany.com

MEETING INFORMATION

LOCATION via Live Webcast at: http://www.meetnow.global/CPB2025
ADMISSION
To attend the live webcast of the meeting, vote your shares and examine the Company’s share list, you will need the 15-digit control number found on your Notice of Availability, your proxy card or on the instructions that accompany your proxy materials

If you encounter any difficulties accessing the live webcast of the meeting in advance or during the meeting time, please call (888) 724-2416 (toll-free) or (781) 575-2748 (international).
Instagram. Follow us @Campbells for stories about our company and brands.	On the Web. Visit us at www.thecampbellscompany.com for company news and information.	Careers. To explore career opportunities, visit us at careers.thecampbellscompany.com

The papers utilized in the production of this proxy statement are all certified for Forest Stewardship Council (FSC®) standards, which promote environmentally appropriate, socially beneficial and economically viable management of the world's forests. This proxy statement was printed at a Landfill-free, Sustainable Green Printing partnership (SGP)-certified facility.

CPB NasdaqListed

1 Campbell Place, Camden, NJ 08103-1799 • investor.thecampbellscompany.com

THE Campbell's COMPANY

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2025 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and AGAINST Proposals 4 and 5.

1. The election of twelve directors, each for a one-year term expiring at the 2026 Annual Meeting of Shareholders:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Fabiola R. Arredondo	☐	☐	☐	06 - Grant H. Hill	☐	☐	☐	11 - Kurt T. Schmidt	☐	☐	☐
02 - Howard M. Averill	☐	☐	☐	07 - Sarah Hofstetter	☐	☐	☐	12 - Archbold D. van Beuren	☐	☐	☐
03 - Mick J. Beekhuizen	☐	☐	☐	08 - Marc B. Lautenbach	☐	☐	☐				
04 - Bennett Dorrance, Jr.	☐	☐	☐	09 - Mary Alice D. Malone, Jr.	☐	☐	☐				
05 - Maria Teresa (Tessa) Hilado	☐	☐	☐	10 - Keith R. McLoughlin	☐	☐	☐				

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THE CAMPBELL'S COMPANY
The 2025 Annual Meeting of Shareholders will be held on
Tuesday, November 18, 2025 at 9:00 a.m. Eastern Time, virtually via the internet at https://meetnow.global/CPB2025.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Proxy — THE CAMPBELL'S COMPANY

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This Proxy is Solicited on Behalf of the Board of Directors for the 2025 Annual Meeting on November 18, 2025

The undersigned hereby appoints Mick J. Beekhuizen, or, in his absence, Charles A. Brawley, III, or in the absence of both of them, Marci K. Donnelly, and each or any of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote, at the 2025 Annual Meeting of Shareholders of The Campbell's Company to be held at 9:00 a.m., Eastern Time on November 18, 2025, virtually via the Internet at https://meetnow.global/CPB2025, and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof. If the undersigned is a participant in The Campbell's Company 401(K) Retirement Plan (the "Plan"), then the undersigned hereby directs the respective trustee of the Plan to vote all shares of The Campbell's Company Stock in the undersigned's Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof.

Your shares will be voted as recommended by the Board of Directors (or, in the case of shares held in the Plan, will be voted at the discretion of the trustee) unless you otherwise indicate in which case they will be voted as marked.

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Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Important Notice Regarding the Availability of Proxy Materials for The Campbell's Company 2025 Annual Meeting of Shareholders to be Held on November 18, 2025

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Shareholder Meeting Notice

The Campbell's Company's 2025 Annual Meeting of Shareholders will be held on Tuesday, November 18, 2025 at 9:00 a.m. Eastern Time, virtually via the internet at https://meetnow.global/CPB2025. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

1. The election of twelve directors, each for a one-year term expiring at the 2026 Annual Meeting of Shareholders:
   01 - Fabiola R. Arredondo
   02 - Howard M. Averill
   03 - Mick J. Beekhuizen
   04 - Bennett Dorrance, Jr.
   05 - Maria Teresa (Tessa) Hilado
   06 - Grant H. Hill
   07 - Sarah Hofstetter
   08 - Marc B. Lautenbach
   09 - Mary Alice D. Malone, Jr.
   10 - Keith R. McLoughlin
   11 - Kurt T. Schmidt
   12 - Archbold D. van Beuren

Management Proposals – The Board of Directors recommends a vote **FOR** Proposals 2 and 3.

Shareholder Proposals – The Board of Directors recommends a vote **AGAINST** Proposals 4 and 5.

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